UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07695)

Hennessy Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Neil J. Hennessy
7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Name and address of agent for service)

800-966-4354
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2013

Date of reporting period:  April 30, 2013

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

APRIL 30, 2013

DOMESTIC EQUITY
Hennessy Cornerstone Growth Fund
Hennessy Focus Fund
Hennessy Cornerstone Mid Cap 30 Fund
Hennessy Cornerstone Large Growth Fund
Hennessy Cornerstone Value Fund
Hennessy Large Value Fund
Hennessy Total Return Fund

BALANCED & FIXED INCOME
Hennessy Equity and Income Fund
Hennessy Balanced Fund
Hennessy Core Bond Fund

SECTOR & SPECIALTY
Hennessy Gas Utility Index Fund
Hennessy Small Cap Financial Fund
Hennessy Large Cap Financial Fund
Hennessy Technology Fund
Hennessy Japan Fund
Hennessy Japan Small Cap Fund

www.hennessyfunds.com|1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to shareholders	2
Performance overview	4-21
Financial statements
Schedules of investments
Domestic Equity
Hennessy Cornerstone Growth Fund	22
Hennessy Focus Fund	26
Hennessy Cornerstone Mid Cap 30 Fund	29
Hennessy Cornerstone Large Growth Fund	32
Hennessy Cornerstone Value Fund	35
Hennessy Large Value Fund	38
Hennessy Total Return Fund	41
Hennessy Total Return Fund – Schedule of Reverse Repurchase Agreements	44
Balanced & Fixed Income
Hennessy Equity and Income Fund	45
Hennessy Balanced Fund	51
Hennessy Core Bond Fund	54
Sector & Specialty
Hennessy Gas Utility Index Fund	58
Hennessy Small Cap Financial Fund	61
Hennessy Large Cap Financial Fund	64
Hennessy Technology Fund	67
Hennessy Japan Fund	70
Hennessy Japan Small Cap Fund	73
Statements of assets and liabilities	76
Statements of operations	80
Statements of changes in net assets	84
Statements of cash flows – Hennessy Total Return Fund	92
Financial highlights	94-124
Notes to the financial statements	125
Expense example	136
Proxy voting policy	139
Quarterly Filings on Form N-Q	139
Federal Tax Distribution Information	139
Householding	140
Board approval of continuation of investment advisory agreements	141

HENNESSY FUNDS                                                                                                         1-800-966-4354

June, 2013

Dear Hennessy Funds Shareholder:

Over the past six months our economy and our world have gone through many changes.  We’ve climbed over fiscal cliffs, wrung our hands worrying about tax rates, witnessed a Presidential inauguration, sighed relief that our home values were returning, watched our investment portfolios improve, and for some of us, shook our heads in disbelief when our hometown San Francisco 49ers were defeated in the Super Bowl.

Each day there are more sensational headlines in the financial news.  How in the world can investors and financial professionals keep all of this straight? To keep on top of the securities industry, I read every kind of publication: our local newspaper, the Wall Street Journal, Barron’s, compliance publications, and my staff likes to tease me because yes, I even read the New York Post. I also watch the financial news on CNBC, Bloomberg and Fox Business. Once I assimilate all of this information, I call upon my 33 years of industry experience to cut through the din for nuggets of common sense and sanity.  And it is those nuggets of common sense that I try to provide to the investing public, and you, the shareholders of the Hennessy Funds.

I am often interviewed by financial reporters, and I was recently asked, “Neil, when do you think we will get some ‘euphoria’ in this market?”

I had to pause. To me, euphoria is something that is short lived and not sustainable, and I believe this bull market is just the opposite.  I answered the reporter’s question and said, “You know, we don’t really want ‘euphoria’ in this market.  We want investors who believe in the fundamentals of this market.  I know that many business leaders and investors are still awaiting clear direction from Washington on taxes, unemployment, regulation and healthcare, but once retail investors fully re-enter the equity market, it should continue to thrive.”

After this interview, I started to think about the history of the stock market and its correlation to euphoria.  Here at Hennessy, we use history as our guide, so I have pondered the history of euphoria’s effect on the economy, and my conclusion is that rather than seeking euphoria, we want good old fashioned investor confidence, and here’s why.

In the early 1980’s, there was euphoria in the real estate market.  I remember friends telling me I couldn’t lose if I invested in real estate.  The stock market was providing reasonable returns, yet real estate was all the rage. The real estate market was oversold and it took a terrible tumble in 1987 to 1989.  And most equity investors suffered from the euphoria surrounding that real estate downturn.

We then entered another market where euphoria reigned supreme.  Remember the “dot com” bubble in the late 90’s? Investors were gobbling up anything that had a “dot com” at the end of its name in the hopes to become an instant millionaire.  Another market fueled by euphoria that came to a dismal end.

And none of us will ever forget the euphoria that reigned again in real estate in 2004 to 2007.  The returns of the stock market were strong, and yet they could not keep pace with real estate.  And through that time, a real estate buyer didn’t even need a down payment to buy a piece of property. We all remember how that euphoria driven market faltered and fell so dramatically by 2008.  All investors suffered in that downturn.

What does that mean for investors today?  Well, as I write this letter, I am very confident that we are in a long-term secular bull market fueled by strong fundamentals.  In fact, this market reminds me of the bull market from 1982 to 2000; when the Dow Jones Industrial Average provided a positive return every year except for 1990, where it was down just -0.5%.  Today, much like during the long bull market in the 80’s and 90’s, many major American companies have strong balance sheets, respectable fundamentals and reasonable returns.  U.S. corporations are saving money, initiating or increasing dividends, strategically reorganizing and making accretive acquisitions.  In December’s annual shareholder letter, I told you that the major obstacle facing the U.S. economy and the stock market, in my opinion, was clarity from our leaders in Washington on taxes, regulation and healthcare. Those issues remain, but the stock market and the housing sector are showing signs of life because you can’t keep good fundamentals and smart long-term investors on the sidelines forever.

Already, year-to-date through the end of this semi-annual reporting period ended April 30, 2013, the Dow Jones Industrial Average was going strong, returning over 14%. Despite a slow economic growth environment, if investors return to equities, buy based on fundamentals and maintain reasonable returns expectations, this bull market should have a long way to go. So, let’s leave euphoria on the sideline, and allow solid investor confidence to fuel this sustainable market.

Japanese Market

Our positive view on the Japanese equity market remains unchanged.  Much of the sentiment I shared with you about the U.S. financial markets is true for the Japanese market, with companies hoarding cash, paying dividends and making

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strategic acquisitions. Corporate Japan has been focused on long term structural improvements, and those efforts appear to finally be paying off.  Japan’s new prime minister, Shinzo Abe, and his cabinet support Japanese companies, want Japanese citizens to prosper and are making bold policy moves.  Since the onset of “Abenomics”, we feel that consumers have gained tremendous confidence, which is leading to improved retail sales, especially consumer goods.  Japan’s overall economy has been moving in a positive direction, and the Japanese equity market has been one of the strongest performers in the world in 2013.

High quality Japanese products are coveted throughout the world, particularly among emerging middle class Asian consumers.  A weaker yen could result in higher revenue and profit for Japanese companies that derive a meaningful percentage of their operating results from exports. However, while the weakening of the yen may be a catalyst to attract investors to Japan, we have never believed that the Japanese equity market is simply a yen play.  We believe that, much like in the U.S. equity markets, there are incredible values in good Japanese companies today and for the long-term.

At Hennessy Funds, we are committed to investing with fundamentals, not investing by reacting to headlines.  We remain focused on our proven investment strategies.  We will not compromise our long-standing commitment to manage our portfolios in the best interest of our shareholders.  As investors regain their confidence and return to investing based on facts and fundamentals, I believe we should return to steady, long-term market gains.

I would like to take a moment to reach out to the victims of the terrible events at the Boston Marathon. Throughout history, Americans remain resilient through good and bad times, and through unspeakable tragedies.  No words can express the sorrow we feel for those who lost their lives, those injured or the families who lost loved ones.

Thank you for your continued confidence and investment in the Hennessy Funds.  If you have any questions or want to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Small and medium-capitalization companies tend to have more limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities may involve greater volatility and political, economic and currency risk and differences in accounting methods. A non-diversified fund, one that may concentrate its assets in fewer individual holdings than a diversified fund, is more exposed to individual stock volatility than a diversified fund. A fund that concentrates its investments within one or a small group of industries may be more volatile than a fund that invests in a broader range of industries. Real estate values (and the values of real estate-related securities) fluctuate with changes in general and local economic conditions and are particularly sensitive to economic downturns. IPO shares are subject to market risk and liquidity risk. The yields and principal values of debt securities will also fluctuate. Generally, values of debt securities change inversely with interest rates. Some of the Hennessy Funds may invest a portion of their assets in lower rated, high-yielding bonds (commonly known as “junk bonds”). Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major U.S. companies.  You cannot invest directly in an index.

Correlation is a statistical measure of how two securities move in relation to each other.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Performance Overview (Unaudited)

The opinions expressed in the following commentaries reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for the Hennessy Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any Hennessy Fund. Security positions can and do change.

Hennessy Cornerstone Growth Fund

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2013*

	Six Months	One Year	Five Years	Ten Years
Hennessy Cornerstone Growth Fund – Investor Class	11.79%	17.09%	0.81%	5.70%
Hennessy Cornerstone Growth Fund – Institutional Class1	12.01%	17.43%	1.15%	5.88%
Russell 2000 Index	16.58%	17.69%	7.27%	10.47%
S&P 500 Index	14.42%	16.89%	5.21%	7.88%

Expense ratio: 1.35% (Investor Class)	|	Expense ratio: Gross 1.12%, Net 0.99%2 (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

*	Periods less than one year are not annualized.
1	Represents the performance of the Institutional Class shares after March 3, 2008 (inception of the share class) and Investor Class for periods prior to that date.
2	With regard to Institutional Class shares, the investment advisor has contractually agreed to waive a portion of its expenses indefinitely.

PERFORMANCE NARRATIVE

Portfolio Manager, Neil Hennessy, and Co-Portfolio Manager, Brian Peery

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2013, the Investor Class of the Hennessy Cornerstone Growth Fund returned 11.79%, underperforming the Russell 2000 Index, the S&P 500 Index and the Morningstar Small Blend Category Average, which returned 16.58%, 14.42% and 16.46% for the same period, respectively.

The Fund’s performance was hampered by both stock selection and asset allocation. Stock selection and relative overweighting in the Materials sector, combined with underperformance in stock selection in the Consumer Discretionary sector were the primary drivers of the Fund’s relative underperformance for the six–month period. The Fund’s single largest performance detractor was American Vanguard. The agricultural chemical manufacturer’s stock fell on earnings worries compounded by increased competition from other major agrichemical companies.  The Fund no longer holds the stock. The biggest contributor to performance, and a stock still held in the Fund’s portfolio, was Hertz Global, which was up over 81% for the six-month period due to stronger than expected earnings and higher revenues.

Additional Portfolio Manager commentary and related investment outlook:

During the last six months, we saw a continuing trend of companies beating earnings expectations, but not quite meeting revenue targets. We believe that this trend is beginning to abate and we should see better earnings and revenue numbers as we progress through the rest of the year. While top line revenue growth is muted due to a slow growth environment, companies are still doing well. Corporate profits are hitting new highs as companies have deferred hiring, choosing to keep their costs down. This means any incremental gains in revenue can be impactful to a company’s bottom line earnings.

We are confident that there are opportunities in the Small-Cap and Mid-Cap space, especially in some of the more cyclical sectors. As the economy continues to improve we feel that the cyclical companies, those most sensitive to an economic recovery, should do well. The Fund is currently overweight cyclical stocks versus the benchmarks and will remain so until its portfolio is rebalanced in the winter.

The Russell 2000 Index and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. Performance data for an index does not reflect any deductions for fees, expenses or taxes. The Fund may invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not

WWW.HENNESSYFUNDS.COM

warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

Hennessy Focus Fund

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2013*

	Six Months	One Year	Five Years	Ten Years
Hennessy Focus Fund – Investor Class	18.56%	20.54%	10.69%	13.10%
Hennessy Focus Fund – Institutional Class1	18.71%	20.89%	11.04%	13.29%
Russell 2000 Index	16.58%	17.69%	7.27%	10.47%
Russell Midcap Growth Index	17.75%	14.42%	6.79%	10.96%

Expense ratio: 1.43% (Investor Class)	|	Expense ratio: 1.14% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods prior to October 26, 2012 is that of the FBR Focus Fund.

The expense ratios presented are from the most recent prospectus.

*	Periods less than one year are not annualized.
1	Represents the performance of the Institutional Class shares after May 30, 2008 (inception of the share class) and Investor Class for periods prior to that date.

PERFORMANCE NARRATIVE
BROAD RUN INVESTMENT MANAGEMENT, LLC, SUB-ADVISOR

Portfolio Managers Brian Macauley, CFA, David Rainey, CFA, and Ira Rothberg, CFA, Broad Run Investment Management, LLC (sub-advisor)

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2013, the Investor Class of the Hennessy Focus Fund returned 18.56%, outperforming the Russell 2000 Index, Russell Midcap Growth Index and the Morningstar Mid-Cap Growth Category Average, which returned 16.58%, 17.75%, and 14.80% for the same period, respectively.

The Fund’s return during the period was the result of improved business prospects for its key holdings, owing to a better overall economic outlook and company specific developments. Leading contributors to the Fund’s performance were Penn National Gaming, Inc., CarMax, Inc., O’Reilly Automotive, Inc., News Corp, and American Tower Corp. The leading detractor from the Fund’s performance was Simpson Manufacturing Co., Inc.  We continue to hold all these stocks in the Fund’s portfolio.

We invest with a long-term time horizon and encourage shareholders to do the same. Despite the discussion of six-month results referenced above, we urge investors to evaluate the Fund’s performance over three-, five-, and ten-year periods since shorter time frames can be influenced by many transitory issues unrelated to the growth in intrinsic value of the Fund’s holdings. Long-term performance metrics for the Fund can be found in the table above.

Additional Portfolio Manager commentary and related investment outlook:

We continue to have a positive long-term outlook for the Fund.  We have this view not because of an ebullient macroeconomic or equity market forecast, but rather because we have a favorable view of the fundamental outlook for each of the Fund’s individual companies in the portfolio.  We believe that if the companies in the Fund’s portfolio remain reasonably valued, our long-term investment outlook should be shaped by the prospects for growth in intrinsic value per share for each holding.

We believe that many of the Fund’s largest holdings are well positioned to potentially grow cash earnings per share over the next several years, even if we remain stuck in a low-growth economic environment.  These companies have their own profit drivers that are largely independent of the overall economy.  For example, American Tower’s growth is driven by the adoption of data intensive smartphones in the U.S. and a rapidly growing subscriber base across its international markets. CarMax’s growth is driven by geographic expansion and market share gains as it takes its no-haggle model nationwide. O’Reilly Automotive’s growth is driven by its continued consolidation of the aftermarket auto parts distribution industry.

Valuation multiples for the Fund’s holdings remain generally in-line with long-term historical levels.  We think that these valuations are reasonable, particularly in today’s low interest rate environment.  We believe that reasonable valuations, in combination with a positive outlook for the cash earnings per share growth of the Fund’s holdings, should allow for a favorable rate of capital appreciation over the long-term.

The Russell 2000 Index and Russell Midcap Growth Index are unmanaged indices commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. Performance data for an index does not reflect any deductions for fees, expenses or taxes. The Fund is non-diversified, meaning it concentrates its assets in fewer holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund. The Fund may invest in small- and medium-capitalization companies, which involve additional risks such as more limited liquidity and greater volatility than large-capitalization companies.  References

HENNESSY FUNDS                                                                                                         1-800-966-4354

to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

Hennessy Cornerstone Mid Cap 30 Fund

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2013*

				Since Inception
	Six Months	One Year	Five Years	(9/17/03)
Hennessy Cornerstone Mid Cap 30 Fund – Investor Class	17.43%	20.78%	6.81%	11.23%
Hennessy Cornerstone Mid Cap 30 Fund – Institutional Class1	17.55%	21.10%	7.19%	11.44%
S&P Midcap 400 Index	19.23%	18.84%	8.37%	10.09%
S&P 500 Index	14.42%	16.89%	5.21%	6.87%

Expense ratio: 1.38% (Investor Class)	|	Expense ratio: Gross 1.17%, Net 0.99%2 (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

*	Periods less than one year are not annualized.
1	Represents the performance of the Institutional Class shares after March 3, 2008 (inception of the share class) and Investor Class for periods prior to that date.
2	With regard to Institutional Class shares, the investment advisor has contractually agreed to waive a portion of its expenses indefinitely.

PERFORMANCE NARRATIVE

Portfolio Manager, Neil Hennessy, and Co-Portfolio Manager, Brian Peery

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2013, the Investor Class of the Hennessy Cornerstone Mid Cap 30 Fund returned 17.43%, underperforming the S&P Midcap 400 Index and the Morningstar Mid Cap Blend Category Average, which returned 19.23%, and 17.71% for the same period, respectively, but outperforming the S&P 500 Index, which returned 14.42%, for the same period.

The Fund’s performance benefited from stock selection within the Energy and Materials sectors, but sector allocation to Utilities versus the benchmark indices (S&P Midcap 400 Index and Morningstar Mid Cap Blend Category Average) created the relative underperformance. The best performing stock in the portfolio was KB Homes, up 41% for the six-month period, as housing stocks continued to perform well during the emerging recovery in the Housing sector.  Thor Industries was the single largest detractor to performance during the period, but has since recovered nicely. We continue to hold both stocks within the Fund’s portfolio.

Additional Portfolio Manager commentary and related investment outlook:

During the last six months, we witnessed a solid reemergence of the Housing sector, as well as improved performance of peripheral housing stocks.  We remain confident that we are still in the very early stages of this economic recovery and that consumers are just now starting to put money back into the Housing sector after avoiding it for several years. The homebuilders are now poised to do well with the improvement of this beleaguered sector.  But we’ve consistently believed that the last several years of deferred home maintenance has created a backlog of consumer spending and as that backlog begins to flow back into remodeling and maintenance, it will positively impact peripheral housing stocks.

We believe the attractiveness of stock prices in general, coupled with the low interest rate environment and quantitative easing from the Federal Reserve Board, have aligned to form an extremely attractive opportunity for equities going forward. We feel there are excellent opportunities in the Mid-Cap space, between $1 billion and $10 billion in market-capitalization, especially within some of the more cyclical sectors like the Consumer Discretionary and Industrial sectors. As the economy continues to improve, we feel that the cyclical companies, those most sensitive to economic recovery, will do well. The Fund is currently overweight cyclical stocks versus the benchmarks and will remain so until its portfolio is rebalanced in the fall.

The S&P Midcap 400 Index and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. Performance data for an index does not reflect any deductions for fees, expenses or taxes. The Fund may invest in small- and medium-capitalization companies which tend to have more limited liquidity and greater price volatility than large-capitalization companies. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

WWW.HENNESSYFUNDS.COM

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

Hennessy Cornerstone Large Growth Fund

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2013*

				Since Inception
	Six Months	One Year	Three Years	(3/20/09)
Hennessy Cornerstone Large Growth Fund – Investor Class	11.64%	10.10%	10.81%	22.07%
Hennessy Cornerstone Large Growth Fund – Institutional Class	11.77%	10.35%	11.11%	22.42%
S&P 500 Index	14.42%	16.89%	12.80%	22.04%
Russell 1000 Index	15.05%	17.17%	12.91%	22.58%

Expense ratio: 1.27% (Investor Class)	|	Expense ratio: Gross 1.41%, Net 0.98%1 (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

*	Periods less than one year are not annualized.
1	With regard to Institutional Class shares, the investment advisor has contractually agreed to waive a portion of its expenses indefinitely.

PERFORMANCE NARRATIVE

Portfolio Manager, Neil Hennessy, and Co-Portfolio Manager, Brian Peery

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2013, the Investor Class of the Hennessy Cornerstone Large Growth Fund returned 11.64%, underperforming the S&P 500 Index, the Russell 1000 Index and the Morningstar Large Blend Category Average, which returned 14.42, 15.05% and 14.54% for the same period, respectively.

The Fund’s performance benefited from stock selection within the Information Technology, Consumer Staples and Energy sectors, but the stock selection within the Consumer Discretionary and Materials sectors hampered overall performance.  The single largest detractor to performance during the period was Freeport-McMoRan, the gold and copper miner. The company was hurt in December after it announced two acquisitions within the Oil and Gas sector, and the stock never recovered to previous levels. The best performing stock in the period was Western Digital, which posted a 63% gain amid a stabilizing pricing environment and improving margins, despite weak PC sales. We continue to hold both stocks within the Fund’s portfolio.

Additional Portfolio Manager commentary and related investment outlook:

While top line revenue growth was muted during the previous six-month period due to a slow growth environment, many companies are providing strong financial results. Corporate profits are hitting new highs as companies have deferred hiring, choosing to keep their costs down. This means any incremental gains in revenue can be impactful to a company’s bottom line earnings and has translated into many companies posting healthy profits.

We believe the attractiveness of equity prices in general, coupled with an extremely low interest rate environment have many investors seeking high quality, dividend-paying companies as a means of generating current income. Until the uncertainty surrounding fiscal policy, taxes, healthcare costs and the debacle in Europe lifts, we feel corporate capital expenditures are essentially in a holding pattern. We anticipate that excess cash will instead be used for buying back stock, paying dividends or accretive merger and acquisition (M&A) activity, all of which should have a positive effect for a company’s shareholders.

In our opinion, the financial markets are beginning to reward companies who return money to shareholders in the form of higher dividends and we expect this trend to continue. While not part of our selection process in the Fund’s portfolio, 45 out of the 50 stocks within its portfolio currently pay dividends. This is a trend we do not believe we would have seen just a few short years ago within this asset class.

We continue to believe being over invested in bonds and underinvested in equities is risky, especially since there are many companies whose stock yields are currently higher than that of a 10-Year U.S. Treasury.  Investing in a high dividend-paying stock also allows for potential capital appreciation. As investors continue to seek out opportunities to generate income while having exposure to the upside potential of the equity markets, we believe that large capitalization, dividend-paying companies will continue to do well, especially if they continue the trend of rewarding shareholders by increasing dividends.

The S&P 500 Index and Russell 1000 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund may invest in medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than

HENNESSY FUNDS                                                                                                         1-800-966-4354

large-capitalization companies. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

Hennessy Cornerstone Value Fund

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2013*

	Six Months	One Year	Five Years	Ten Years
Hennessy Cornerstone Value Fund – Investor Class	14.24%	18.38%	5.88%	8.07%
Hennessy Cornerstone Value Fund – Institutional Class1	14.38%	18.69%	6.20%	8.23%
Russell 1000 Value Index	16.31%	21.80%	4.17%	8.42%
S&P 500 Index	14.42%	16.89%	5.21%	7.88%

Expense ratio: 1.26% (Investor Class)	|	Expense ratio: Gross 1.20%, Net 0.98%2 (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

*	Periods less than one year are not annualized.
1	Represents the performance of the Institutional Class shares after March 3, 2008 (inception of the share class) and Investor Class for periods prior to that date.
2	With regard to Institutional Class shares, the investment advisor has contractually agreed to waive a portion of its expenses indefinitely.

PERFORMANCE NARRATIVE

Portfolio Manager, Neil Hennessy, and Co-Portfolio Manager, Brian Peery

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2013, the Investor Class of the Hennessy Cornerstone Value Fund returned 14.24%, underperforming the Russell 1000 Index, the S&P 500 Index and the Morningstar Large Value Category Average, which returned 16.31%, 14.42% and 15.17% for the same period, respectively.

The Fund’s performance was aided by stock selection but hindered by asset allocation. Relative overweighting in the Materials sector and underweighting in the Financials sectors contributed to most of the underperformance. Stock selection within the Consumer Staples and Information Technology sectors was nearly offset by stock selection within the Energy and Consumer Discretionary sectors. DuPont (up nearly 25%) was a significant contributor to overall Fund performance. During the last six months, the company continued to buy back its stock, strengthen its balance sheet and increase its dividend.  We believe DuPont’s desire to reward its shareholders aided in driving the stock price higher.  The Fund’s performance was hampered by positions in Newmont Mining and Freeport-McMoRan (down 40% and 20%, respectively) as the stocks fell alongside gold’s significant downward move during the second week of April.

Additional Portfolio Manager commentary and related investment outlook:

What we are seeing in the economy and in the financial markets in general can be easily summed up by the actions of a company like DuPont. While top line revenue growth is muted due to a slow economic growth environment, many companies are still doing exceptionally well. Corporate profits continue to hit new highs as companies have deferred hiring, choosing to keep their costs down. This means any incremental gains in revenue can be impactful to a company’s bottom line earnings. So the question begs, what do you do with the profits?

Until the uncertainty surrounding fiscal policy, taxes, healthcare costs and the debacle in Europe subsides, we feel corporate capital expenditures are in a holding pattern. We anticipate that excess cash will instead be used for buying back stock, paying dividends or accretive mergers and acquisitions (M&A) activity, all of which should have a positive effect for a company’s shareholders.

We believe the attractiveness of equity prices in general, coupled with an extremely low interest rate environment, have many investors seeking high quality, dividend paying companies as a means of generating current income. We continue to believe being overly invested in bonds and under-invested in equities is risky, especially since there are many firms with dividend yields higher than that of a 10-Year U.S. Treasury.  And investing in a high dividend-paying stock also allows for potential capital appreciation. As investors continue to seek out opportunities to generate income while having exposure to the upside potential of the equity markets, we believe that large capitalization, high dividend-paying companies should continue to do well, especially if they continue the trend of  rewarding shareholders by increasing dividends.

WWW.HENNESSYFUNDS.COM

The S&P 500 Index and Russell 1000 Value Index are unmanaged indices commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. Performance data for an index does not reflect any deductions for fees, expenses or taxes. The Fund may invest in medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

Hennessy Large Value Fund

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2013*

	Six Months	One Year	Five Years	Ten Years
Hennessy Large Value Fund – Investor Class	15.28%	18.35%	3.07%	6.71%
Hennessy Large Value Fund – Institutional Class1	15.49%	18.79%	3.40%	6.88%
Russell 1000 Value Index	16.31%	21.80%	4.17%	8.42%
S&P 500 Index	14.42%	16.89%	5.21%	7.88%

Expense ratio: 1.40% (Investor Class)	|	Expense ratio: Gross 1.22%, Net 0.98%2 (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance for periods prior to March 20, 2009 reflects the performance of the Tamarack Value Fund, the predecessor to the Hennessy Select Large Value Fund. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

*	Periods less than one year are not annualized.
1	Represents the performance of the Institutional Class shares after March 20, 2009 (inception of the share class) and Investor Class for periods prior to that date.
2	With regard to Institutional Class shares, the investment advisor has contractually agreed to waive a portion of its expenses indefinitely.

PERFORMANCE NARRATIVE
RBC GLOBAL ASSET MANAGEMENT (U.S.) INC., SUB-ADVISOR

Portfolio Managers Stuart Lippe, Barbara Browning, CFA, and Adam Scheiner, CFA, RBC Global Asset Management (U.S.) Inc. (sub-advisor)

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2013, the Investor Class of the Hennessy Large Value Fund returned 15.28%, underperforming its benchmark the Russell 1000 Value Index, which returned 16.31% for the same period, but outperforming the S&P 500 Index and Morningstar Large Value Category Average, which returned 14.42% and 15.17% for the same period, respectively.

The Fund’s strong absolute performance was the result of stock selection across a number of sectors, led by Energy, Materials and Consumer Discretionary, while stock selection in Information Technology and Financials detracted from performance.  Sector allocation decisions, when excluding the portfolio’s modest cash position (which can hinder performance in a significantly up market), detracted modestly from performance as the Fund’s sector neutral mandate, by design, limits the impact of sector weighting decisions. The Fund’s managers instead make investment decisions at the industry level.

The largest contributor to the Fund’s performance for the period was the Energy sector as the portfolio benefited from its significant underweight position to underperforming integrated oil company Exxon and overweight position to oil refiner Valero Energy Corp.  Exxon shares declined in value due to softer than expected energy prices, while Valero benefited from declining feedstock prices/costs, in this case natural gas, a theme that contributed to strength across the refining industry.

Within the Materials sector, the portfolio benefited both from what it owned, coatings producer PPG, and what it successfully avoided, which was gold miner Newmont Mining Corp.  Newmont sold off as the price of gold significantly weakened over the period while PPG’s residential paint business benefited from the ongoing housing recovery. PPG was also able to sell-off its commodity chemicals business, using the proceeds to strengthen its position in the housing paint market by acquiring AkzoNobel. The Fund no longer holds PPG in its portfolio.

Consumer Discretionary was led by retailer Abercrombie & Fitch, as well as media companies CBS and Time Warner.  Abercrombie and Fitch reported better than expected comps signaling the early stages of a turnaround in the company’s domestic operations.  CBS benefited from maintaining its position as the #1 rated broadcast network with an additional catalyst in the monetization of its outdoor advertising business. Time Warner benefited from improved ratings for the Turner Networks, which will drive higher affiliate fees as the company enters its renegotiation cycle.

HENNESSY FUNDS                                                                                                         1-800-966-4354

On the negative side of the ledger, Information Technology firm EMC detracted from the Fund’s performance for the period, as uncertainty surrounding future enterprise spending caused VMWare, of which EMC owns 80%, to announce a slowdown in its core business.  This same theme also hurt EMC’s core businesses.  Within Financials, the portfolio was negatively impacted by an underweight position in outperforming Bank of America and Berkshire Hathaway.  The Fund has since used weakness in these names to selectively add to these positions.

Additional Portfolio Manager commentary and related investment outlook:

With markets having recouped virtually all of the losses resulting from the 2008 financial crisis and sitting at, or near, all time highs, we remain cautiously optimistic regarding performance going forward. Our near term cautious outlook is the result of a market that has the appearance of being slightly over bought following its rapid ascent, leaving us wary of the potential for a significant correction.  Despite our near term call for caution, we believe any correction should be short lived and we remain confident in our stock selection driven process and our ability to find special situation stocks that will outperform regardless of market environment.  While investment decisions are the result of bottoms up stock selection and our sector neutral mandate requires investment in all ten major economic sectors, there are a number of industry-based themes that we believe have the potential for outperformance in 2013, including the following: continued improvement in housing, which positively impacts our holdings in money center banks, chemical companies, and other second derivative housing names; property and casualty insurance companies benefiting from pricing power; HMO strength as “Obamacare” drives increased health care spending; a potential pickup in gas drilling activity off of a depressed base should gas prices rebound in the last half of 2013; and a pickup in corporate IT spending driven by increased storage demands, desktop virtualization, and proliferation of cloud computing.

The S&P 500 Index and Russell 1000 Value Index are unmanaged indices commonly used to measure the performance of U.S. stocks. The Russell 1000 Value measures large-cap, value-oriented stocks. You cannot invest directly in an index. Performance data for an index does not reflect any deductions for fees, expenses or taxes. The Fund may invest in medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

Hennessy Total Return Fund

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2013*

	Six Months	One Year	Five Years	Ten Years
Hennessy Total Return Fund	11.31%	14.50%	4.97%	6.39%
Dow Jones Industrial Average	14.86%	15.39%	5.93%	8.49%
S&P 500 Index	14.42%	16.89%	5.21%	7.88%

Expense ratio: 1.38%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The expense ratio presented is from the most recent prospectus.

*Periods less than one year are not annualized.

PERFORMANCE NARRATIVE

Portfolio Manager, Neil Hennessy, and Co-Portfolio Manager, Brian Peery

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2013, the Hennessy Total Return Fund returned 11.31%, underperforming the Dow Jones Industrial Average, the S&P 500 Index and the Morningstar Mid Large Value Category Average, which returned 14.86%, 14.42% and 15.17% for the same period, respectively.

The Fund’s roughly 25% weighting of U.S. Treasuries was detrimental to overall performance, as yields continued near historic lows. The Fund’s approximately 75% equity weighting was able to capture nearly the weighted return of the Dow Jones Industrial Average.

During the six months ended April 30, 2013, each of the Fund’s 17 equity positions had positive returns, with Hewlett-Packard and DuPont leading the way with returns of 47% and 21% for the six-month period, respectively. The two worst performers in the Fund for the period were Merck and General Electric, although both had positive returns (2% and 5%, respectively).

WWW.HENNESSYFUNDS.COM

While the Fund’s portfolio may underperform the indices in periods where equities rise sharply, the strategy is geared to capture near market returns with a lower risk profile, since only three-quarters of the assets are invested in equities. Conversely, if equity markets were to fall sharply, we would expect the Fund to perform better than the indices due to its 25% exposure to short-term U.S. Treasuries that are held to maturity. Ultimately, the overall goal of this portfolio is to capture near-market upside performance while mitigating some of the potential market downside risk.

Additional Portfolio Manager commentary and related investment outlook:

We continue to believe that the Dow Jones Industrial Average stocks, and in particular the stocks that comprise the “Dogs of the Dow” (the methodology employed within the Hennessy Total Return Fund) provide an excellent way to gain equity exposure to the markets. With U.S. Treasury yields still trading near historic lows, many investors are seeking high quality, dividend-paying companies as a means of generating current income. We continue to believe the strategy of swapping out of bonds and into equities, where investors have historically received higher yields as well as the potential for capital appreciation, will continue.

As the market reaches new highs and investors become more wary of a potential pullback, we believe that a trend of moving some money away from more risky asset classes and into what we believe is the relative safety of very large dividend-paying companies will prevail. We believe the Fund is well positioned for the more moderately conservative investor as the equity portion of the portfolio holds what we would deem to be high quality, high dividend-paying companies, while the short duration of the Treasury component (all less than three months) will allow us the ability to roll into higher yielding treasuries, should U.S. Government yields rise.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. Stocks. You cannot invest directly in an index. Performance data for an index does not reflect any deductions for fees, expenses or taxes. The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

The Dogs of the Dow are the ten highest dividend-yielding stocks in the Dow Jones Industrial Average.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

Hennessy Equity and Income Fund

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2013*

	Six Months	One Year	Five Years	Ten Years
Hennessy Equity and Income Fund – Investor Class	9.81%	10.73%	6.82%	9.32%
Hennessy Equity and Income Fund – Institutional Class	9.98%	11.06%	7.10%	9.58%
Blended Balanced Index1	8.95%	11.38%	5.53%	6.80%
S&P 500 Index	14.42%	16.89%	5.21%	7.88%

Expense ratio: 1.35% (Investor Class)	|	Expense ratio: 1.08% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods prior to October 26, 2012 is that of the FBR Balanced Fund from March 12, 2010 to October 25, 2012 and that of the AFBA 5 Star Balanced Fund for periods prior to March 12, 2010.

The expense ratios presented are from the most recent prospectus.

*	Periods less than one year are not annualized.
1	The Blended Balanced Index consists of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Barclays Capital Intermediate U.S. Government/Credit Index.

PERFORMANCE NARRATIVE
THE LONDON COMPANY, SUB-ADVISOR (EQUITY PORTION)
FINANCIAL COUNSELORS, INC., SUB-ADVISOR (FIXED INCOME PORTION)

For the six-month period ended April 30, 2013, the Investor Class of the Hennessy Equity and Income Fund returned 9.81%, outperforming the Blended Balanced Index1 and the Morningstar Moderate Allocation Category Average, which returned 8.95% and 9.17% for the same period, respectively, but underperforming the S&P 500 Index, which returned 14.42% for the same period.

Portfolio Managers Stephen M. Goddard, CFA (Lead Portfolio Manager for the Fund), Jonathan T. Moody, CFA, J. Brian Campbell, CFA, Mark DeVaul, CFA, CPA, The London Company (sub-advisor of the equity portion of the Fund).

HENNESSY FUNDS                                                                                                         1-800-966-4354

What factors contributed to the performance of the equity portion of the Hennessy Equity and Income Fund?

The focus on higher quality and generally less volatile companies within the Fund helped performance, and the equity portion of the portfolio outpaced the S&P 500 Index during the six-month period.  The predominant driver of performance was stock selection. The top performing sectors for the market during the six-month period were Consumer Discretionary, Healthcare and Financials.  The Fund was underweight the Consumer Discretionary and Healthcare sectors, but overweight the Financials sector.  The bottom performing sectors were Information Technology, Energy and Materials, and the Fund was underweight the Information Technology and Energy sectors, but overweight the Materials sector.  The combined effect of sector allocation was a detractor from performance during the period.

The weak sector allocation was, however, more than offset by strong stock selection, with notably strong stock selection in the Financials, Information Technology and Consumer Discretionary sectors.  The top contributors to performance in the period were Eaton Vance, CarMax Inc., BlackRock, Inc., Energizer Holdings, Inc. and Berkshire Hathaway, Inc.  The Fund still holds these stocks in its portfolio.

The top equity detractors to performance during the period were EMC Corporation, UDR Inc., Matson Inc., Hatteras Financial Corporation and ConocoPhillips. The Fund no longer owns UDR Inc. or Hatteras Financial Corporation in its portfolio.

Additional Portfolio Manager commentary on the equity portion of the Fund and related investment outlook:

We believe the Fund’s strong performance in the current period illustrates the perils of market timing and the benefits of our discipline to remain fully invested at all times.

At its core, investing of any sort requires overcoming some level of uncertainty, an actuality we have faced plenty of times in the last few years.  Unfortunately, just believing in a better future doesn’t yield investment success.  The current gains of the market have been achieved by increased clarity but also by tangible fundamental improvements.  Simply put, Corporate America is doing well and operating profits are 13% higher than their pre-crisis peak.  Leverage among the S&P 500 companies has been cut in half and historically low interest rates are slowly shifting assets into equities for income and capital appreciation. Free cash flow yields are at 50-year highs and the allocation of capital back to shareholders through dividends and stock repurchases continues to grow.  Help from the Federal Reserve also creates a favorable investment environment.  When easy monetary policy is both vast and transparent, it removes the typical ambiguity associated with policies of the Federal Reserve Board.  Furthermore, central bankers around the world are now reading from the same playbook, and many global investors still portray the U.S. as the best house in a bad neighborhood.

On the negative side, organic growth is stagnant, both domestically and abroad.  First quarter global GDP estimates are a meek 2.5%.  Capital allocation, while improving, has a long way to go.  The S&P 500 dividend payout ratio is still near its 60-year low at just 32%, and corporate balance sheets remain bloated with record high cash balances.

In a slow growth world with incredibly low interest rates, we believe efficient capital allocation will be vital to maximizing wealth.  The valuation levels of companies are being influenced by whether management teams part with or hoard cash.  Research suggests that large-capitalization companies with favorable capital use profiles have outperformed the market over the last ten years while those with the worst capital use profiles have lagged.

The other outlet for capital allocation is mergers and acquisitions (M&A) activity and leveraged buyouts.  While we have been surprised by the slow uptake of deals, the transactions being completed are often instantly accretive, expressed by the unusual accompaniment of both the acquired and acquirer appreciating on the announcement.

Longer-term, we believe the over-arching landscape for equities remains favorable.  When market sentiment changes in the short-term and uncertainty reappears, it offers us opportunities to actively select superior companies with shareholder-oriented management teams.  By avoiding speculation and having a tangible sense of real risk, we remain optimistic in our ability to earn above average returns.

Portfolio Managers Gary B. Cloud, CFA, and Peter G. Greig, CFA, Financial Counselors, Inc. (sub-advisor of the fixed income portion of the Fund)

What factors contributed to the performance of the fixed income portion of the Hennessy Equity and Income Fund?

The fixed income portion of the Fund performed in-line with the Barclays Capital Intermediate U.S. Government/Credit Index over the previous six months.  The main driver of this result was the Fund’s overweight position in investment grade credit.  Corporate credit returned 1.49% over the last six months, compared to 0.79% from Treasuries. The portfolio’s modest allocation to the high yield sector also contributed positively to overall returns.

The Fund’s sector overweight position in corporate debt obligations, combined with the higher income component from these securities, were the two largest positive factors impacting relative performance.  Security premium amortization and effective duration categories were the two most notable negative factors impacting performance compared to the benchmark.

Additional Portfolio Manager commentary on the fixed income portion of the Fund and related investment outlook:

The Treasury market has been in a trading range with 10-year yields bracketing 1.60% and 2.10% for the last six months.  The global economic growth outlook on one hand seems to be slowing, while prospects for a sustained U.S. upturn look to be improving.  That development may lead the Federal Reserve Board to begin adjusting its monthly outright Treasury and Mortgage purchases later this year.  This could lead to higher 10-year Treasury yields that approach the higher 2012 level of 2.40%.

WWW.HENNESSYFUNDS.COM

Higher relative bond yields in the U.S. should lead to a strengthening dollar, making U.S. exports less competitive and impacting multinational corporate sales and earnings.  This could lead to slower U.S. growth, resulting in Treasury rates returning to their recent ranges with a slight upward bias.  Therefore, we believe that the rates markets will remain well anchored and historically very low, with an upside skew.  This type of environment historically has favored an out performance in investment grade and high yield credit and we remain overweight these sectors.

The Blended Balance Index (which consists of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Barclays Capital Intermediate U.S. Government/Credit Index) and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks. The Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged index commonly used to measure the performance of U.S. bonds. You cannot invest directly in an index. Performance data for an index does not reflect any deductions for fees, expenses or taxes. The Fund may invest in debt securities, which typically decrease in value when interest rates rise. The risk is greater for longer term debt securities. Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of, including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities may involve greater volatility and political, economic and currency risk and differences in accounting methods. The Fund may invest in IPOs, which may fluctuate considerably due to the absence of a prior public market and may have a magnified impact on the Fund. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Duration is a commonly used measure of the potential volatility of the price of a debt security or the aggregate market value of a portfolio of debt securities prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

Hennessy Balanced Fund

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2013*

	Six Months	One Year	Five Years	Ten Years
Hennessy Balanced Fund	7.00%	8.80%	3.84%	4.39%
Dow Jones Industrial Average	14.86%	15.39%	5.93%	8.49%
S&P 500 Index	14.42%	16.89%	5.21%	7.88%

Expense ratio: 1.55%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The expense ratio presented is from the most recent prospectus.

*Periods less than one year are not annualized.

PERFORMANCE NARRATIVE

Portfolio Manager, Neil Hennessy, and Co-Portfolio Manager, Brian Peery

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2013, the Hennessy Balanced Fund returned 7.00%, underperforming the Dow Jones Industrial Average, the S&P 500 Index and the Morningstar Moderate Allocation Category Average, which returned 14.86%, 14.42% and 9.17% for the same period, respectively.

The Fund’s relative underperformance to its benchmarks is due primarily to the continued low yields on Treasury Bills. The Fund’s position of approximately 50% in U.S. Treasuries did not allow it to fully capture the performance of the equity markets over the year. While the portfolio may underperform the indices in periods where equities rise sharply, the strategy is geared to capture near market returns with a potentially lower risk profile, since only half of the assets are invested in equities. Conversely, if equity markets were to fall sharply, we would expect the Fund to perform better than the indices. Ultimately, the overall goal of this portfolio is to capture upside performance while mitigating downside risk.

During the six-month period ended April 30, 2013, each of the Fund’s 15 equity positions had positive returns, with Hewlett-Packard and DuPont leading the way with returns of 47% and 21%, respectively. The two worst performers in the Fund for the period were Merck and General Electric, although both had positive returns (2% and 5%, respectively).

HENNESSY FUNDS                                                                                                         1-800-966-4354

Additional Portfolio Manager commentary and related investment outlook:

We continue to believe that the Dow Jones Industrial Average stocks, and in particular the stocks that comprise the “Dogs of the Dow” (the methodology employed within the Hennessy Balanced Fund) provide an excellent way to gain equity exposure to the markets.

With U.S. Treasury yields still trading near historic lows, many investors are seeking high quality, dividend-paying companies as a means of generating current income. We continue to believe the strategy of swapping out of bonds and into equities, where investors have historically received higher yields as well as the potential for capital appreciation, will continue.

As the overall markets reach new highs and investors become more wary of a potential pullback, we believe that a trend of moving some money away from more risky asset classes and into the relative safety of very large dividend-paying companies will prevail. We believe the Fund is well positioned for the more conservative investor as the equity portion of the portfolio holds what we would deem to be high quality, high-dividend paying companies, while the relatively short duration of the Treasury component (all less than one year) should allow us the ability to roll into higher yielding treasuries in the event U.S. Government yields rise.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. Performance data for an index does not reflect any deductions for fees, expenses or taxes. The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

The Dogs of the Dow are the ten highest dividend-yielding stocks in the Dow Jones Industrial Average.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

Hennessy Core Bond Fund

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2013*

	Six Months	One Year	Five Years	Ten Years
Hennessy Core Bond Fund – Investor Class	1.38%	5.29%	5.92%	6.26%
Hennessy Core Bond Fund – Institutional Class	1.47%	5.49%	6.17%	6.52%
Barclays Capital Intermediate U.S. Government/Credit Index	1.09%	3.23%	4.90%	4.48%

Expense ratio: Gross 2.22%, Net 1.40%1 (Investor Class)	|	Expense ratio: Gross 1.41%, Net 1.15%1 (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods prior to October 26, 2012 is that of the FBR Core Bond Fund from March 12, 2010 to October 25, 2012 and that of the AFBA 5 Star Total Return Bond Fund prior to March 12, 2010. Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The expense ratios presented are from the most recent prospectus.

*	Periods less than one year are not annualized.
1	The investment advisor has contractually agreed to waive a portion of its expenses through February 28, 2015.

PERFORMANCE NARRATIVE
FINANCIAL COUNSELORS, INC., SUB-ADVISOR

Portfolio Managers Gary B. Cloud, CFA, and Peter G. Greig, CFA, Financial Counselors, Inc. (sub-advisor)

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2013, the Investor Class of the Hennessy Core Bond Fund returned 1.38%, outperforming the Barclays Capital Intermediate U.S. Government/Credit Index, which returned 1.09% for the same period, but underperforming the Morningstar Intermediate Term Bond Category Average, which returned 1.72% for the same period.

The Fund performed well over the previous six months compared to a representative mix of Intermediate Term Bond Indices.  The main contributor to this performance was the Fund’s overweight position in investment grade credit.  Corporate credit returned 1.49% over the last six months, compared to 0.79% from Treasuries. The portfolio’s modest allocation to the high yield sector also contributed positively to overall returns.

The sector overweight in corporate debt obligations, combined with the higher income component from these securities, were the two largest positive factors impacting relative performance.  Security premium amortization and effective duration categories were the two most notable negative factors impacting Fund performance compared to the benchmark.

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Additional Portfolio Manager commentary and related investment outlook:

The Treasury market has been in a trading range with 10-year yields bracketing 1.60% and 2.10% for the last six months.  The global economic growth outlook on one hand seems to be slowing, while prospects for a sustained U.S. upturn look to be improving.  That development may lead the Federal Reserve Board to begin adjusting its monthly outright Treasury and Mortgage purchases later this year.  This could lead to higher 10-year Treasury yields that approach the higher 2012 level of 2.40%.

Higher relative bond yields in the U.S. should lead to a strengthening dollar, making U.S. exports less competitive and impacting multinational corporate sales and earnings.  This could lead to slower U.S. growth resulting in Treasury rates returning to their recent ranges with a slight upward bias.  Therefore, we believe that the rates markets will remain well anchored and historically very low, with an upside skew.  This type of environment historically has favored an out performance in investment grade and high yield credit, and we remain overweight these sectors.

The Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged index commonly used to measure the performance of U.S. bonds. You cannot invest directly in an index. The Fund may invest in debt securities, which typically decrease in value when interest rates rise. The risk is greater for longer term debt securities. Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities may involve greater volatility and political, economic and currency risk and differences in accounting methods. The Fund may invest in IPOs, which may fluctuate considerably due to the absence of a prior public market and may have a magnified impact on the Fund. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

Hennessy Gas Utility Index Fund

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2013*

	Six Months	One Year	Five Years	Ten Years
Hennessy Gas Utility Index Fund – Investor Class	17.91%	23.43%	10.64%	13.98%
AGA Stock Index1	18.39%	23.36%	9.69%	13.01%
S&P 500 Index	14.42%	16.89%	5.21%	7.88%

Expense ratio: 0.69%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods prior to October 26, 2012 is that of the FBR Gas Utility Index Fund.

The expense ratio presented is from the most recent prospectus.

*	Periods less than one year are not annualized.
1
Source: American Gas Association.  As calculated by the American Gas Association, the total return of the AGA Stock Index reflects the appreciation or depreciation of the stocks in the AGA Stock Index plus all dividends paid on such stocks, but does not assume that the dividends are reinvested and compounded.

PERFORMANCE NARRATIVE

Portfolio Manager, Winsor (Skip) Aylesworth, and Co-Portfolio Manager, Ryan Kelley

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2013, the Hennessy Gas Utility Index Fund returned 17.91%, outperforming the S&P 500 Index and the Morningstar Utilities Category Average, which returned 14.42%, and 14.79% for the same period, respectively, and slightly underperforming the American Gas Association (AGA) Stock Index, which returned 18.39% for the same period. In the most recent Annual Report, we mentioned that it is more an exception than the rule for the Fund to outperform its benchmark. For this period we slightly underperformed against the Fund’s primary benchmark, the AGA Stock Index, which is expected because returns for the AGA Stock Index do not take into account Fund expenses.

Two of the Fund’s best performers for the period were Cheniere Energy, Inc (+77%) and Equity Transfer Equity, L.P. (+36%). Cheniere was a Fund top performer last year and it continued its run as the company focuses on Liquid Natural Gas (LNG), which can

HENNESSY FUNDS                                                                                                         1-800-966-4354

be exported overseas. There is significant investor interest in LNG as the U.S. enjoys a significantly lower natural gas price versus Europe and Asia. Cheniere continued to benefit from this as it will be one of the first companies to export LNG beginning next year. Energy Transfer Equity is a Master Limited Partnership (MLP) that joined the AGA Stock Index as a result of its purchase of Southern Union last year. The firm specializes in the storage and transportation of natural gas, and as an MLP it pays the bulk of its cash flow out in distributions to avoid paying taxes at the corporate level. This makes it particularly attractive to income oriented investors. The underlying business should do well as the demand for natural gas increases.

One of the worst Fund performers was Northwest Natural Gas (-3%), which is a natural gas distributor, pipeline and storage operator located in the Pacific Northwest. The stock’s underperformance appears to be more tied to the impact of recent regulatory rate cases than economic issues in the region.

Additional Portfolio Manager commentary and related investment outlook:

The Fund’s investment in the natural gas distribution industry continued to serve shareholders well. The improvement in the American economy and stock markets can be tied in part to the natural gas revolution. New natural gas exploration and production technologies have resulted in abundant supplies with historically low prices, which in turn continues to fuel demand and a general lowering of overall energy costs for individuals and businesses alike. Next year we anticipate that natural gas companies will begin exporting energy to the world. So, unless there is a disruption in the supply of gas, and as long as prices don’t increase significantly, we expect to see increased demand and potentially upward earnings for the Fund’s portfolio of companies.

The AGA Stock Index is a market capitalization weighted index, adjusted monthly, consisting of member companies of the AGA. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. Performance data for an index does not reflect any deductions for fees, expenses or taxes. The Fund is non-diversified, meaning it concentrates its assets in fewer holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund. Investments are focused in the natural gas distribution and transmission industry, which may be adversely affected by rising interest rates, weather, and the wholesale pricing of alternative fuels. Investments in foreign securities may involve greater volatility and political, economic and currency risk and differences in accounting methods. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow measures the cash generated by a business after paying all operating costs, interest expense and taxes.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

Hennessy Small Cap Financial Fund

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2013*

	Six Months	One Year	Five Years	Ten Years
Hennessy Small Cap Financial Fund – Investor Class	13.49%	21.72%	8.07%	6.76%
Hennessy Small Cap Financial Fund – Institutional Class1	13.59%	21.99%	8.31%	6.88%
Russell 2000 Index	16.58%	17.69%	7.27%	10.47%
NASDAQ Bank Index	11.53%	15.66%	-1.99%	1.27%

Expense ratio: 1.51% (Investor Class)	|	Expense ratio: 1.31% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods prior to October 26, 2012 is that of the FBR Small Cap Financial Fund.

The expense ratios presented are from the most recent prospectus.

*	Periods less than one year are not annualized.
1	Represents the performance of the Institutional Class shares after May 30, 2008 (inception of the share class) and Investor Class for periods prior to that date.

PERFORMANCE NARRATIVE

Portfolio Manager, David Ellison, and Co-Portfolio Manager, Ryan Kelley

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2013, the Investor Class of the Hennessy Small Cap Financial Fund returned 13.49%, outperforming the NASDAQ Bank Index, which returned 11.53% for the same period, but underperforming the Russell 2000 Index and the Morningstar Financial Category Average, which returned 16.58% and 16.88% for the same period, respectively.

The Fund continues to be positioned for an improving housing market, which should lead to better loan demand and reduced delinquent credit expenses.  The Fund has been positioned this way for approximately 18 months.

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The companies with the strongest performance contribution during the six-month period were in the mortgage and debt insurance businesses.  These included MGIC Investment Corp., Radian Group and Genworth Financial.

Companies detracting from performance the most during the period were in the more traditional deposit and lending businesses.  These included Flagstar Bancorp, HomeStreet and Wintrust Financial.

Additional Portfolio Manager commentary and related investment outlook:

The industry continued to benefit from the slow improvement in housing and the economy in general.  This improvement is driving lower delinquent credit costs and some improvement in loan demand.  Deposit costs remain low and the supply available to lend is ample.  Lending spreads are under pressure and we can expect some challenges for a portion of the industry going forward.  Regulatory compliance costs are rising, but appear manageable at this point.  Industry consolidation activity remains subdued and will probably remain so until the economy and housing are on a more stable footing.

Current valuations among small cap financial companies, as measured by price to book and price to earnings, are at about historical averages.  We believe the industry has much work to do as it recovers from the severe housing recession that began in 2007.  We have put together a portfolio of companies that we believe offer the best opportunity for outperformance as the economy continues to recover.

The Russell 2000® Index is an unmanaged total return index of the smallest 2000 companies in the Russell 3000 Index, as ranked by total market capitalization. The NASDAQ Bank Index is a capitalization weighted index of domestic and foreign common stocks of banks that are traded on the NASDAQ National Market System. You cannot invest directly in an index. Performance data for an index does not reflect any deductions for fees, expenses or taxes. The Fund is non-diversified, meaning it concentrates its assets in fewer holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund. The Fund invests in smaller-capitalization companies, which involves additional risks such as more limited liquidity and greater volatility than large-capitalization companies.  Investors are focused in the financial services industry, which may be adversely affected by regulatory or other market conditions such as rising interest rates. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Price to book is a ratio used to compare a stock’s market value to its book value and is calculated by dividing the current closing price of such stock by the most recent quarter’s book value per share of such stock.  Price to earnings is a ratio used to compare a stock’s market value to its per-share earnings and is calculated by dividing the current closing price of such stock by the most recent quarter’s earnings per share of such stock.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

Hennessy Large Cap Financial Fund

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2013*

	Six Months	One Year	Five Years	Ten Years
Hennessy Large Cap Financial Fund – Investor Class	16.98%	19.00%	4.42%	5.65%
KBW Bank Index	15.78%	20.22%	-5.24%	-0.54%
S&P 500 Index	14.42%	16.89%	5.21%	7.88%

Expense ratio: 1.57%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods prior to October 26, 2012 is that of the FBR Large Cap Financial Fund.

The expense ratio presented is that from the most recent prospectus.

*Periods less than one year are not annualized.

PERFORMANCE NARRATIVE

Portfolio Manager, David Ellison, and Co-Portfolio Manager, Ryan Kelley

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2013, the Investor Class of the Hennessy Large Cap Financial Fund returned 16.98%, outperforming the KBW Bank Index, the S&P 500 Index and the Morningstar Financial Category Average, which returned 15.78%, 14.42% and 16.88% for the same period, respectively.

The Fund remains concentrated in large domestic financial service companies.  Improvement in the housing market, commercial real estate, investment banking, certain areas of securities trading, business loan demand and credit conditions have all contributed to the Fund’s positive performance.

HENNESSY FUNDS                                                                                                         1-800-966-4354

The companies with the strongest performance contribution during the six-month period included those that underperformed during the financial crisis, which began in 2007. They include Blackstone Group, Morgan Stanley and Citicorp.

Companies detracting the most from performance during the period include Discover Financial Services, Capital One Financial and U.S. Bancorp.  The first two companies are credit card companies and the last company is a regional bank, all of which are all less leveraged to the improving economy.

Additional Portfolio Manager commentary and related investment outlook:

Overall industry conditions continued to improve during the six-month period ended April 30, 2013.  This improvement has been ongoing for the last two years.  Balance sheets are being de-levered, de-complicated and de-risked.  This process has produced strong balance sheets with the potential for more sustainable growth in book value and earnings going forward.  We expect this process to continue as these big balance sheets and cost structures are rationalized.

Valuations among large cap financial companies, as measured by price to book and price to earnings, are currently below historical averages. As near term and longer term concerns abate, we believe valuations will recover to at least historical averages.  We have put together a portfolio of companies that we believe will continue to improve and offer much opportunity as the economy recovers.

The KBW Bank Index measures Bank stock performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. Performance data for an index does not reflect any deductions for fees, expenses or taxes. The Fund is non-diversified, meaning it concentrates its assets in fewer holdings that a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund. Investors are focused in the financial services industry, which may be adversely affected by regulatory or other market conditions such as rising interest rates. The Fund invests in small- and medium-capitalization companies, which involves additional risks such as more limited liquidity and greater volatility than large-capitalization companies.  References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Book value is the value at which a company carries an asset on its balance sheet.  Price to book is a ratio used to compare a stock’s market value to its book value and is calculated by dividing the current closing price of such stock by the most recent quarter’s book value per share of such stock.  Price to earnings is a ratio used to compare a stock’s market value to its per-share earnings and is calculated by dividing the current closing price of such stock by the most recent quarter’s earnings per share of such stock.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

Hennessy Technology Fund

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2013*

	Six Months	One Year	Five Years	Ten Years
Hennessy Technology Fund – Investor Class	8.81%	-2.35%	2.03%	7.16%
Hennessy Technology Fund – Institutional Class1	8.95%	-2.26%	2.17%	7.23%
NASDAQ Composite Index	12.84%	11.01%	7.86%	9.54%
S&P 500 Index	14.42%	16.89%	5.21%	7.88%

Expense ratio: Gross 3.21%, Net 1.96%2 (Investor Class)	|	Expense ratio: Gross 4.12%, Net 1.71%2 (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods prior to October 26, 2012 is that of the FBR Technology Fund. Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The expense ratios presented are from the most recent prospectus.

*	Periods less than one year are not annualized.
1	Represents the performance of the Institutional Class shares after March 12, 2010 (inception of the share class) and Investor Class for periods prior to that date.
2	The investment advisor has contractually agreed to waive a portion of its expenses through February 28, 2015.

PERFORMANCE NARRATIVE

Portfolio Managers Winsor (Skip) Aylesworth and David Ellison

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2013, the Investor Class of the Hennessy Technology Fund returned 8.81%, underperforming the NASDAQ Composite Index, the S&P 500 Index and the Morningstar Technology Category Average, which returned 12.84%, 14.42% and 11.10% for the same period, respectively.

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While the Fund’s performance improved over the last reporting period, it still underperformed against its benchmarks. As measured by the Morningstar Category Average, the Technology sector in general underperformed broader-based market indices. The Healthcare, Consumer Cyclical and Financial sectors appeared to draw the most investment interest for the period while the Technology sector seemed to be more on hold as Apple retrenched from its previous performance and seemed to be indicative of most Technology stocks.

Several of the Fund’s holdings had exceptional performance over the period. Two of these are First Solar, Inc. (+92%) and Western Digital Corp. (+59%). First Solar is a fully integrated solar power manufacturer and systems provider and has benefited from the industry shake-out, emerging as a global competitor. Western Digital is a digital storage manufacturer and a leader in external storage devices, with a presence in Cloud Computing. As we become a more digital society, companies like Western Digital should participate in this inherent growth and continue to do well.

Intuitive Surgical Corp., which designs and builds robotic surgical systems, disappointed during the period (-9%). Questions about the firm’s systems have negatively impacted the stock price, although this has not impacted sales. The Fund has been a long term holder in the company and the company was, and continues to be, one of the Fund’s largest holdings. Hence, Intuitive’s negative performance significantly impacted the Fund’s performance during the six-month period.

Additional Portfolio Manager commentary and related investment outlook:

The market seems to be telling us that America is in rebound and we can expect things to continue. Although the Technology sector has temporarily underperformed the overall market, we believe this is just a pause that will reward investors going forward. We believe technology will continue to be one of the major factors in making America competitive and with our prosperity will come our desire for all things technologically advanced. We will continue to invest in companies with a record of growing earnings, profits and book value.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. Performance data for an index does not reflect any deductions for fees, expenses or taxes. The Fund is non-diversified, meaning it concentrates its assets in fewer holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund. Investments are focused in the technology industry, which may be adversely affected by rapidly changing technology, availability of capital, R&D, government regulation and the relatively high risks of obsolescence caused by scientific and technological advances. Investments in foreign securities may involve greater volatility and political, economic and currency risk and differences in accounting methods. The Fund may invest in IPOs, which may fluctuate considerably due to the absence of a prior public market and may have a magnified impact on the Fund.  The Fund invests in small- and medium-capitalization companies, which involves additional risks such as more limited liquidity and greater volatility than large-capitalization companies. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

Hennessy Japan Fund

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2013*

				Since Inception
	Six Months	One Year	Five Years	(10/31/03)
Hennessy Japan Fund – Investor Class	19.75%	22.70%	4.74%	7.76%
Hennessy Japan Fund – Institutional Class	19.85%	22.92%	4.91%	7.92%
Russell/Nomura Total Market Index	28.94%	21.92%	0.35%	4.31%
Tokyo Price Index (TOPIX)	29.84%	22.00%	0.25%	4.05%

Expense ratio: 2.04% (Investor Class)	|	Expense ratio: 1.86% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

*Periods less than one year are not annualized.

HENNESSY FUNDS                                                                                                         1-800-966-4354

PERFORMANCE NARRATIVE
SPARX ASSET MANAGEMENT CO., LTD., SUB-ADVISOR

Portfolio Managers Masakazu Takeda, CMA, and Yu Shimizu, CMA, SPARX Asset Management Company, Ltd. (sub-advisor)

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2013, the Investor Class of the Hennessy Japan Fund returned 19.75%, underperforming the Russell/Nomura Total Market Index, the Tokyo Price Index (TOPIX) and the Morningstar Japan Category Average, which returned 28.94%, 29.84% and 37.49% for the same period, respectively.

The largest positive contributors to the Fund’s performance among the TOPIX 33 sub-industries were miscellaneous manufacturers, transportation equipment firms and retailers. Conversely, there were no major sectors that performed negatively during the same period.

Among the strongest performing stocks during the six-month period ended April 30, 2013 were Ryohin Keikaku Co., Ltd., the operator of the “MUJI” brand retail chain, Pigeon Corporation, a manufacturer of baby care goods, and Misumi Group Inc., Japan’s distinct precision machinery parts distributor. Shares of Ryohin Keikaku jumped +74% following the positive release of its full year earnings results for its 2012 fiscal year, which ended in February 2013. Shares of Pigeon climbed +127% due to positive full year earnings results for fiscal year 2012, which ended in January 2013. Finally, shares of Misumi surged +52% as investors’ risk appetite returned amid expectations for monetary easing in Japan, as well as its positive release of monthly sales figures.

Conversely, there were no major detractors that negatively affected the Fund’s performance during the period.

Additional Portfolio Manager commentary and related investment outlook:

Going forward, we will continue to increase our exposure to companies with a distinct manufacturing edge, high quality craftsmanship or energy-efficient technologies that may benefit from growing developing countries, such as China. We will also continue to favor general trading firms that span those technologies to emerging nations.

The Russell/Nomura Total Market Index contains the top 98% of all stocks listed on Japan’s stock exchange and registered on Japan’s OTC market in terms of market capitalization. The Tokyo Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The Russell/Nomura Total Market and TOPIX indices are presented in U.S. dollar terms and take into account reinvestment of dividends. You cannot invest directly in an index. Performance data for an index does not reflect any deductions for fees, expenses or taxes. The Fund may invest in small- and medium-capitalization companies, which involves additional risks such as more limited liquidity and more volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods. The Fund may invest in IPOs, which may fluctuate considerably due to the absence of a prior public market and may have a magnified impact on the Fund. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

Hennessy Japan Small Cap Fund

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2013

				Since Inception
	Six Months	One Year	Five Years	(8/31/07)
Hennessy Japan Small Cap Fund – Investor Class	36.03%	27.22%	7.60%	7.66%
Russell/Nomura Small Cap Index	28.44%	22.29%	5.90%	3.91%
Tokyo Price Index (TOPIX)	29.84%	22.00%	0.25%	-0.66%

Expense ratio: 2.34%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The expense ratio presented is from the most recent prospectus.

WWW.HENNESSYFUNDS.COM

PERFORMANCE NARRATIVE
SPARX ASSET MANAGEMENT CO., LTD., SUB-ADVISOR

Portfolio Managers Tadahiro Fujimura, CFA and CMA, and Hidehiro Moriya, SPARX Asset Management Company, Ltd. (sub-advisor)

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2013, the Hennessy Japan Small Cap Fund returned 36.03%, outperforming the Russell/Nomura Japan Small Cap Index and the Tokyo Price Index (TOPIX), which returned 28.44% and 29.84% for the same period, respectively, but underperformed the Morningstar Japan Category Average, which returned 37.49% for the same period.

The largest positive contributors to the Fund’s performance among the TOPIX 33 sub-industries were service industry firms, electronic appliance makers and other financial businesses. Conversely, there were no major sectors that performed negatively during the same period.

Among the strongest performing stocks during the six-month period ended April 30,  2013 were Kenedix, Inc., a Japanese real estate investment asset manager, NEC Capital Solutions, Ltd., a financial services and leasing company for computer-related items, and Seiko Holdings Corporation, one of Japan’s leading watchmakers. Shares of Kenedix and NEC Capital Solutions advanced 581% and 221%, respectively. Both names surged, particularly since March, when financial and property-related companies performed very well due to aggressive monetary easing policy by the Bank of Japan. We also believe that the stock price of NEC Capital Solutions surged on optimism that its consolidated subsidiary, Risa Partners, a real estate fund operator, will grow its earning. Finally, shares of Seiko Holdings advanced 172% on the back of expectations that the value of the company’s real estate holdings will increase.  The Fund no longer holds these stocks in its portfolio.

Conversely, there were no major detractors that negatively affected the Fund’s performance during the period.

Additional Portfolio Manager commentary and related investment outlook:

Our investment strategy is to reduce the Fund’s exposure to companies that have risen rapidly to potentially limit downside risk and replace those names with companies whose future earnings, we believe, will exceed market expectations. In particular, we will focus on underperforming industries, such as manufacturers that have their production facilities in Japan. We do not anticipate increasing positions in auto related companies, retailers or real estate companies, which all have already experienced growing expectations. As for small-cap stocks, funds have been flowing into some bio-tech and internet related stocks, and we think that it can flow into other stocks in the same industries. Overall, liquidity has also improved. As a result, we intend to actively add small-cap stocks to the Fund’s portfolio that we believe have been overlooked by investors.

The Russell/Nomura Small Cap Index contains the bottom 15% of the Russell/Nomura Total Market Index, which contains the top 98% of all stocks listed on Japan’s stock exchange and registered on Japan’s OTC market in terms of market capitalization. The Tokyo Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The Russell/Nomura Small Cap and TOPIX indices are presented in U.S. dollar terms and take into account reinvestment of dividends. You cannot invest directly in an index. Performance data for an index does not reflect any deductions for fees, expenses or taxes. The Fund invests in small- and medium-capitalization companies, which involves additional risks such as more limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Schedule of Investments

HENNESSY CORNERSTONE GROWTH FUND

As of April 30, 2013 (Unaudited)

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Cabelas, Inc.	2.61%
Hertz Global Holdings, Inc.	2.42%
Avis Budget Group, Inc.	2.37%
Fifth & Pacific Companies, Inc.	2.36%
Delta Air Lines, Inc.	2.32%
Lithia Motors, Inc.	2.27%
Papa Johns International, Inc.	2.24%
Jarden Corp.	2.20%
Worthington Industries, Inc.	2.17%
DXP Enterprises, Inc.	2.17%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

WWW.HENNESSYFUNDS.COM

COMMON STOCKS – 95.31%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 29.15%
Brunswick Corp.	168,300	$5,328,378	1.71%
Cabelas, Inc. (a)	126,800	8,140,560	2.61%
DineEquity, Inc.	81,100	5,777,564	1.85%
Drew Industries, Inc.	159,000	5,739,900	1.84%
Fifth & Pacific Companies, Inc. (a)	358,100	7,384,022	2.36%
Jarden Corp. (a)	152,900	6,882,029	2.20%
Lithia Motors, Inc.	143,300	7,096,216	2.27%
Lowes Companies, Inc.	156,300	6,005,046	1.92%
Mohawk Industries, Inc. (a)	56,700	6,286,896	2.01%
Papa Johns International, Inc. (a)	110,900	6,986,700	2.24%
Pier 1 Imports, Inc.	271,800	6,308,478	2.02%
PVH Corp.	50,900	5,874,369	1.88%
Service Corp International	389,300	6,571,384	2.11%
The Home Depot, Inc.	90,600	6,645,510	2.13%
		91,027,052	29.15%

Energy – 2.05%
Targa Resources Corp.	97,500	6,411,600	2.05%

Financials – 6.15%
American International Group, Inc. (a)	159,500	6,606,490	2.12%
Fidelity National Financial, Inc. – Class A	236,600	6,352,710	2.03%
Stewart Information Services Corp.	231,300	6,261,291	2.00%
		19,220,491	6.15%

Health Care – 7.84%
Brookdale Senior Living, Inc. (a)	214,100	5,521,639	1.77%
Catamaran Corp. (a)(b)	114,000	6,581,220	2.11%
CIGNA Corp.	100,100	6,623,617	2.12%
MWI Veterinary Supply, Inc. (a)	48,900	5,756,019	1.84%
		24,482,495	7.84%

Industrials – 40.75%
American Woodmark Corp. (a)	192,600	6,480,990	2.08%
Apogee Enterprises, Inc.	244,437	6,228,255	1.99%
Avery Dennison Corp.	153,000	6,341,850	2.03%
Avis Budget Group, Inc. (a)	256,500	7,397,460	2.37%
Beacon Roofing Supply, Inc. (a)	159,000	6,062,670	1.94%
Carlisle Companies, Inc.	90,000	5,838,300	1.87%
Celadon Group, Inc.	295,300	4,958,087	1.59%
Delta Air Lines, Inc. (a)	423,300	7,255,362	2.32%
DXP Enterprises, Inc. (a)	101,400	6,781,632	2.17%
Emcor Group, Inc.	159,400	5,961,560	1.91%
Hertz Global Holdings, Inc. (a)	313,500	7,549,080	2.42%
Innerworkings, Inc. (a)	442,565	4,456,629	1.43%
Lennox International, Inc.	103,000	6,386,000	2.05%
Steelcase, Inc.	458,500	5,822,950	1.86%
Team, Inc. (a)	135,900	5,267,484	1.69%
Terex Corp. (a)	175,100	5,007,860	1.60%
Toro Co.	133,500	6,008,835	1.92%
Trimas Corp. (a)	196,500	5,993,250	1.92%
UniFirst Corp.	72,700	6,619,335	2.12%
USG Corp. (a)	200,900	5,221,391	1.67%
Valmont Industries, Inc.	38,500	5,610,605	1.80%
		127,249,585	40.75%

Materials – 9.37%
A Schulman, Inc.	190,400	4,944,688	1.58%
Axiall Corp.	102,800	5,391,860	1.73%
Innospec, Inc.	148,700	6,544,287	2.10%
Stepan Co.	98,100	5,585,814	1.79%
Worthington Industries, Inc.	211,000	6,789,980	2.17%
		29,256,629	9.37%
Total Common Stocks
(Cost $278,799,857)		297,647,852	95.31%

RIGHTS – 0.00%
Forest Laboratories, Inc. (a)(c)	5,500	5,225	0.00%

Total Rights
(Cost $0)		5,225	0.00%

PARTNERSHIPS – 4.16%

Energy – 4.16%
Calumet Specialty Products Partners L.P.	169,200	6,388,992	2.05%
Genesis Energy L.P.	137,100	6,590,397	2.11%

Total Partnerships
(Cost $11,608,716)		12,979,389	4.16%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

SHORT-TERM INVESTMENTS – 0.97%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 0.97%
Fidelity Government Portfolio –
Institutional Class, 0.01% (d)	3,016,423	$3,016,423	0.97%

Total Money Market Funds
(Cost $3,016,423)		3,016,423	0.97%

Total Short-Term Investments
(Cost $3,016,423)		3,016,423	0.97%

Total Investments
(Cost $293,424,996) – 100.44%		313,648,889	100.44%

Liabilities in Excess of
Other Assets – (0.44)%		(1,367,754)	(0.44)%
TOTAL NET ASSETS – 100.00%		$312,281,135	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	Security is fair valued.
(d)	The rate listed is the fund’s 7-day yield as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Summary of Fair Value Exposure at April 30, 2013

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2013 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3		Total
Consumer Discretionary	$91,027,052	$—	$—		$91,027,052
Energy	6,411,600	—	—		6,411,600
Financials	19,220,491	—	—		19,220,491
Health Care	24,482,495	—	—		24,482,495
Industrials	127,249,585	—	—		127,249,585
Materials	29,256,629	—	—		29,256,629
Total Common Stock	$297,647,852	$—	$—		$297,647,852
Rights	$—	$—	$5,225	*	$5,225
Partnerships
Energy	$12,979,389	$—	$—		$12,979,389
Total Partnerships	$12,979,389	$—	$—		$12,979,389
Short-Term Investments
Money Market Funds	$3,016,423	$—	$—		$3,016,423
Total Short-Term Investments	$3,016,423	$—	$—		$3,016,423
Total Investments in Securities	$313,643,664	$—	$5,225		$313,648,889

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2013, the Fund recognized no transfers between levels.

Level 3 Reconciliation Disclosure

Following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value.

Rights
Balance as of October 31, 2012	$5,225
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
(Sales)	—
Transfer in and/or out of Level 3	—
Balance as of April 30, 2013	$5,225
Net in unrealized appreciation/depreciation during
the year for level 3 investments held at April 30, 2013	$5,225

*  Acquired in merger.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

HENNESSY FOCUS FUND

As of April 30, 2013 (Unaudited)

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
American Tower Corp.	9.48%
CarMax, Inc.	9.25%
Penn National Gaming, Inc.	8.91%
O’Reilly Automotive, Inc.	8.56%
Markel Corp.	8.00%
Bally Technologies, Inc.	6.81%
News Corp.	6.38%
Google, Inc.	5.18%
Aon PLC	4.98%
World Fuel Services Corp.	3.81%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

WWW.HENNESSYFUNDS.COM

COMMON STOCKS – 85.74%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 43.68%
Bally Technologies, Inc. (a)	1,169,000	$62,284,320	6.81%
CarMax, Inc. (a)	1,840,088	84,717,652	9.25%
Dick’s Sporting Goods, Inc.	105,000	5,050,500	0.55%
Lamar Advertising Co., Class A (a)	630,000	29,496,600	3.22%
News Corp., Class A	1,886,000	58,409,420	6.38%
O’Reilly Automotive, Inc. (a)	730,000	78,343,600	8.56%
Penn National Gaming, Inc. (a)	1,393,670	81,599,378	8.91%
		399,901,470	43.68%

Energy – 3.81%
World Fuel Services Corp.	859,150	34,838,532	3.81%

Financials – 21.90%
Aon PLC (b)	755,000	45,564,250	4.98%
Diamond Hill Investment Group, Inc.	83,945	6,336,588	0.69%
Encore Capital Group, Inc. (a)	739,573	21,070,435	2.30%
Markel Corp. (a)	136,640	73,273,200	8.00%
Marlin Business Services Corp.	454,839	11,020,749	1.20%
T. Rowe Price Group, Inc.	125,000	9,062,500	0.99%
The Charles Schwab Corp.	2,017,000	34,208,320	3.74%
		200,536,042	21.90%

Health Care – 1.78%
Henry Schein, Inc. (a)	180,000	16,272,000	1.78%

Industrials – 8.19%
American Woodmark Corp. (a)	680,160	22,887,384	2.50%
Roadrunner Transportation
Systems, Inc. (a)	904,200	20,353,542	2.22%
Simpson Manufacturing Company, Inc.	850,000	24,429,000	2.67%
UTi Worldwide, Inc. (b)	500,000	7,345,000	0.80%
		75,014,926	8.19%

Information Technology – 6.38%
Google, Inc., Class A (a)	57,500	47,412,775	5.18%
MICROS Systems, Inc. (a)	259,800	11,018,118	1.20%
		58,430,893	6.38%
Total Common Stocks
(Cost $380,000,257)		784,993,863	85.74%

REITS – 9.48%

Financials – 9.48%
American Tower Corp., Class A	1,034,000	86,845,660	9.48%

Total Reits
(Cost $5,433,992)		86,845,660	9.48%

SHORT-TERM INVESTMENTS – 4.66%

Money Market Funds – 4.66%
Fidelity Government Portfolio –
Institutional Class, 0.01 (c)	42,651,597	$42,651,597	4.66%

Total Money Market Funds
(Cost $42,651,597)		42,651,597	4.66%

Total Short-Term Investments
(Cost $42,651,597)		42,651,597	4.66%

Total Investments
(Cost $428,085,846) – 99.88%		914,491,120	99.88%

Other Assets in Excess
of Liabilities – 0.12%		1,059,397	0.12%
TOTAL NET ASSETS – 100.00%		$915,550,517	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Summary of Fair Value Exposure at April 30, 2013

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2013 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$399,901,470	$—	$—	$399,901,470
Energy	34,838,532	—	—	34,838,532
Financials	200,536,042	—	—	200,536,042
Health Care	16,272,000	—	—	16,272,000
Industrials	75,014,926	—	—	75,014,926
Information Technology	58,430,893	—	—	58,430,893
Total Common Stock	$784,993,863	$—	$—	$784,993,863
REITS
Financials	$86,845,660	$—	$—	$86,845,660
Total REITS	$86,845,660	$—	$—	$86,845,660
Short-Term Investments
Money Market Funds	$42,651,597	$—	$—	$42,651,597
Total Short-Term Investments	$42,651,597	$—	$—	$42,651,597
Total Investments in Securities	$914,491,120	$—	$—	$914,491,120

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2013, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

HENNESSY CORNERSTONE MID CAP 30 FUND

As of April 30, 2013 (Unaudited)

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
The Geo Group, Inc.	4.33%
KB Home	3.83%
Parexel International Corp.	3.79%
Axiall Corp.	3.72%
Jarden Corp.	3.70%
Standard Pacific Corp.	3.69%
Exterran Holdings, Inc.	3.63%
Meritage Homes Corp.	3.61%
US Airways Group, Inc.	3.58%
Mohawk Industries, Inc.	3.56%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                         1-800-966-4354

COMMON STOCKS – 92.97%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 38.42%
Chico’s FAS, Inc.	310,200	$5,667,354	2.70%
Cooper Tire and Rubber Co.	245,900	6,120,451	2.91%
Dillards, Inc.	68,900	5,678,049	2.70%
Jarden Corp. (a)	172,750	7,775,478	3.70%
KB Home	356,400	8,033,256	3.83%
Meritage Homes Corp. (a)	155,500	7,586,845	3.61%
Mohawk Industries, Inc. (a)	67,400	7,473,312	3.56%
Pier 1 Imports, Inc.	289,500	6,719,295	3.20%
PVH Corp.	52,500	6,059,025	2.89%
Standard Pacific Corp. (a)	857,000	7,755,850	3.69%
Thor Industries, Inc.	135,800	5,036,822	2.40%
Whirlpool Corp.	59,400	6,788,232	3.23%
		80,693,969	38.42%

Energy – 7.00%
Exterran Holdings, Inc. (a)	288,900	7,632,738	3.63%
HollyFrontier Corp.	143,000	7,071,350	3.37%
		14,704,088	7.00%

Financials – 7.53%
First American Corp.	251,000	6,719,270	3.20%
The Geo Group, Inc.	242,793	9,092,598	4.33%
		15,811,868	7.53%

Health Care – 3.79%
Parexel International Corp. (a)	194,200	7,952,490	3.79%

Industrials – 22.71%
A.O. Smith Corp.	97,100	7,324,253	3.49%
Beacon Roofing Supply, Inc. (a)	185,300	7,065,489	3.36%
Masco Corp.	368,700	7,167,528	3.41%
Snap-On, Inc.	75,100	6,473,620	3.08%
US Airways Group, Inc. (a)	444,300	7,508,670	3.58%
USG Corp. (a)	221,500	5,756,785	2.74%
Valmont Industries, Inc.	43,900	6,397,547	3.05%
		47,693,892	22.71%

Materials – 13.52%
Axiall Corp.	149,100	7,820,295	3.72%
Chemtura Corp. (a)	334,900	7,119,974	3.39%
Huntsman Corp.	346,200	6,529,332	3.11%
W.R. Grace & Co. (a)	89,900	6,932,189	3.30%
		28,401,790	13.52%
Total Common Stocks
(Cost $165,339,397)		195,258,097	92.97%

PARTNERSHIPS – 3.36%

Energy – 3.36%
Calumet Specialty Products Partners L.P.	186,800	$7,053,568	3.36%

Total Partnerships
(Cost $5,766,860)		7,053,568	3.36%

SHORT-TERM INVESTMENTS – 3.51%

Money Market Funds – 3.51%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	7,378,209	7,378,209	3.51%

Total Money Market Funds
(Cost $7,378,209)		7,378,209	3.51%

Total Short-Term Investments
(Cost $7,378,209)		7,378,209	3.51%

Total Investments
(Cost $178,484,466) – 99.84%		209,689,874	99.84%

Other Assets in Excess
of Liabilities – 0.16%		339,034	0.16%
TOTAL NET ASSETS – 100.00%		$210,028,908	100.00%
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Summary of Fair Value Exposure at April 30, 2013

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2013 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$80,693,969	$—	$—	$80,693,969
Energy	14,704,088	—	—	14,704,088
Financials	15,811,868	—	—	15,811,868
Health Care	7,952,490	—	—	7,952,490
Industrials	47,693,892	—	—	47,693,892
Materials	28,401,790	—	—	28,401,790
Total Common Stock	$195,258,097	$—	$—	$195,258,097
Partnerships
Energy	$7,053,568	$—	$—	$7,053,568
Short-Term Investments
Money Market Funds	$7,378,209	$—	$—	$7,378,209
Total Short-Term Investments	$7,378,209	$—	$—	$7,378,209
Total Investments in Securities	$209,689,874	$—	$—	$209,689,874

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2013, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

HENNESSY CORNERSTONE LARGE GROWTH FUND

As of April 30, 2013 (Unaudited)

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Delta Air Lines, Inc.	2.68%
Western Digital Corp.	2.58%
Kroger Co.	2.31%
Campbell Soup Co.	2.29%
HCA Holdings, Inc.	2.29%
Halliburton Co.	2.26%
Marathon Petroleum Corp.	2.24%
The Boeing Co.	2.17%
Dollar Tree, Inc.	2.17%
The Gap, Inc.	2.13%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

WWW.HENNESSYFUNDS.COM

COMMON STOCKS – 98.96%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 21.92%
Advance Auto Parts, Inc.	23,400	$1,962,792	2.03%
Autozone, Inc. (a)	4,800	1,963,632	2.03%
Bed Bath & Beyond, Inc. (a)	29,400	2,022,720	2.09%
DIRECTV (a)	34,300	1,940,008	2.00%
Dollar Tree, Inc. (a)	44,100	2,097,396	2.17%
Family Dollar Stores, Inc.	26,000	1,595,620	1.65%
Foot Locker, Inc.	52,500	1,830,675	1.89%
Kohl’s Corp.	39,000	1,835,340	1.89%
Nordstrom, Inc.	32,800	1,856,152	1.92%
The Gap, Inc.	54,400	2,066,656	2.13%
Viacom, Inc.	32,100	2,054,079	2.12%
		21,225,070	21.92%

Consumer Staples – 6.54%
Campbell Soup Co.	47,800	2,218,398	2.29%
Dr. Pepper Snapple Group, Inc.	38,500	1,879,955	1.94%
Kroger Co.	65,000	2,234,700	2.31%
		6,333,053	6.54%

Energy – 15.88%
Chevron Corp.	15,900	1,939,959	2.01%
ConocoPhillips	29,600	1,789,320	1.85%
Exxon Mobil Corp.	19,300	1,717,507	1.77%
Halliburton Co.	51,100	2,185,547	2.26%
Helmerich & Payne, Inc.	31,600	1,852,392	1.91%
HollyFrontier Corp.	37,800	1,869,210	1.93%
Marathon Oil Corp.	56,700	1,852,389	1.91%
Marathon Petroleum Corp.	27,700	2,170,572	2.24%
		15,376,896	15.88%

Health Care – 10.01%
Baxter International, Inc.	26,075	1,821,860	1.88%
Cardinal Health, Inc.	40,800	1,804,176	1.86%
Eli Lilly & Co.	35,500	1,965,990	2.03%
HCA Holdings, Inc.	55,500	2,213,895	2.29%
UnitedHealth Group, Inc.	31,500	1,887,795	1.95%
		9,693,716	10.01%

Industrials – 29.30%
3M Co.	18,500	1,937,135	2.00%
Caterpillar, Inc.	19,400	1,642,598	1.70%
Cummins, Inc.	16,200	1,723,518	1.78%
Deere & Co.	20,000	1,786,000	1.85%
Delta Air Lines, Inc. (a)	151,600	2,598,424	2.68%
Fluor Corp.	30,000	1,709,400	1.77%
General Dynamics Corp.	25,200	1,863,792	1.92%
Joy Global, Inc.	28,300	1,599,516	1.65%
Lockheed Martin Corp.	19,000	1,882,710	1.94%
PACCAR, Inc.	39,000	1,941,420	2.01%
Parker Hannifin Corp.	20,600	1,824,542	1.88%
Raytheon Co.	29,800	1,829,124	1.89%
Rockwell Collins, Inc.	30,300	1,906,476	1.97%
The Boeing Co.	23,000	2,102,430	2.17%
Union Pacific Corp.	13,700	2,027,052	2.09%
		28,374,137	29.30%

Information Technology – 12.02%
Apple, Inc.	3,250	1,438,938	1.48%
Intel Corp.	83,500	1,999,825	2.06%
International Business Machines Corp.	8,900	1,802,606	1.86%
KLA-Tencor Corp.	36,700	1,990,975	2.06%
Western Digital Corp.	45,200	2,498,656	2.58%
Western Union Co.	129,200	1,913,452	1.98%
		11,644,452	12.02%

Materials – 3.29%
CF Industries Holdings, Inc.	8,500	1,585,335	1.64%
Freeport-McMoRan Copper & Gold, Inc.	52,700	1,603,661	1.65%
		3,188,996	3.29%
Total Common Stocks
(Cost $81,921,276)		95,836,320	98.96%

SHORT-TERM INVESTMENTS – 1.06%

Money Market Funds – 1.06%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	1,030,909	1,030,909	1.06%

Total Money Market Funds
(Cost $1,030,909)		1,030,909	1.06%

Total Short-Term Investments
(Cost $1,030,909)		1,030,909	1.06%

Total Investments
(Cost $82,952,185) – 100.02%		96,867,229	100.02%

Liabilities in Excess of
Other Assets – (0.02)%		(20,377)	(0.02)%
TOTAL NET ASSETS – 100.00%		$96,846,852	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Summary of Fair Value Exposure at April 30, 2013

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2013 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$21,225,070	$—	$—	$21,225,070
Consumer Staples	6,333,053	—	—	6,333,053
Energy	15,376,896	—	—	15,376,896
Health Care	9,693,716	—	—	9,693,716
Industrials	28,374,137	—	—	28,374,137
Information Technology	11,644,452	—	—	11,644,452
Materials	3,188,996	—	—	3,188,996
Total Common Stock	$95,836,320	$—	$—	$95,836,320
Short-Term Investments
Money Market Funds	$1,030,909	$—	$—	$1,030,909
Total Short-Term Investments	$1,030,909	$—	$—	$1,030,909
Total Investments in Securities	$96,867,229	$—	$—	$96,867,229

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2013, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

HENNESSY CORNERSTONE VALUE FUND

As of April 30, 2013 (Unaudited)

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Verizon Communications, Inc.	2.31%
General Mills, Inc.	2.28%
Microsoft Corp.	2.26%
Raytheon Co.	2.23%
Johnson & Johnson	2.19%
Kimberly Clark Corp.	2.19%
Lockheed Martin Corp.	2.17%
EI Du Pont de Nemours & Co.	2.17%
Pepsico, Inc.	2.17%
GlaxoSmithKline PLC - ADR	2.16%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                         1-800-966-4354

COMMON STOCKS – 98.29%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 6.02%
Ford Motor Co.	204,100	$2,798,211	2.01%
McDonald’s Corp.	27,700	2,829,278	2.03%
Time Warner Cable, Inc.	29,400	2,760,366	1.98%
		8,387,855	6.02%

Consumer Staples – 25.02%
Altria Group, Inc.	77,700	2,836,827	2.04%
ConAgra Foods, Inc.	80,400	2,843,748	2.04%
General Mills, Inc.	63,100	3,181,502	2.28%
Kellogg Co.	45,300	2,946,312	2.11%
Kimberly Clark Corp.	29,500	3,044,105	2.19%
Kraft Foods Group, Inc.	57,000	2,934,930	2.11%
Pepsico, Inc.	36,600	3,018,402	2.17%
Philip Morris International, Inc.	30,200	2,886,818	2.07%
Procter & Gamble Co.	35,000	2,686,950	1.93%
Sysco Corp.	82,800	2,886,408	2.07%
Unilever NV – ADR	65,200	2,769,696	1.99%
Unilever PLC – ADR	64,900	2,811,468	2.02%
		34,847,166	25.02%

Energy – 9.40%
BP PLC – ADR	59,400	2,589,840	1.86%
Chevron Corp.	22,800	2,781,828	2.00%
ConocoPhillips	45,200	2,732,340	1.96%
Royal Dutch Shell PLC – ADR	36,500	2,547,335	1.83%
Total SA – ADR	48,400	2,431,616	1.75%
		13,082,959	9.40%

Financials – 5.58%
Banco Santander SA – ADR	321,300	2,329,425	1.67%
HSBC Holdings PLC – ADR	46,800	2,567,448	1.85%
Wells Fargo & Co.	75,600	2,871,288	2.06%
		7,768,161	5.58%

Health Care – 12.50%
Bristol-Myers Squibb Co.	72,000	2,859,840	2.05%
Eli Lilly & Co.	49,000	2,713,620	1.95%
GlaxoSmithKline PLC – ADR	58,200	3,005,448	2.16%
Johnson & Johnson	35,800	3,051,234	2.19%
Merck & Co., Inc.	63,500	2,984,500	2.14%
Pfizer, Inc.	96,200	2,796,534	2.01%
		17,411,176	12.50%

Industrials – 14.74%
General Dynamics Corp.	40,300	2,980,588	2.14%
General Electric Co.	117,500	2,619,075	1.88%
Lockheed Martin Corp.	30,500	3,022,245	2.17%
Norfolk Southern Corp.	38,200	2,957,444	2.12%
Raytheon Co.	50,500	3,099,690	2.23%
United Parcel Service, Inc.	33,200	2,849,888	2.05%
Waste Management, Inc.	73,200	2,999,736	2.15%
		20,528,666	14.74%

Information Technology – 6.52%
Automatic Data Processing, Inc.	43,800	2,949,492	2.12%
Intel Corp.	124,400	2,979,380	2.14%
Microsoft Corp.	95,100	3,147,810	2.26%
		9,076,682	6.52%

Materials – 12.45%
Arcelormittal SA Luxembourg – ADR	152,100	1,899,729	1.36%
EI Du Pont de Nemours & Co.	55,400	3,019,854	2.17%
Freeport-McMoRan Copper & Gold, Inc.	74,400	2,263,992	1.63%
International Paper Co.	62,700	2,945,646	2.12%
Newmont Mining Corp.	60,800	1,969,920	1.42%
Nucor Corp.	56,600	2,468,892	1.77%
The Dow Chemical Co.	81,500	2,763,665	1.98%
		17,331,698	12.45%

Telecommunication Services – 6.06%
AT&T, Inc.	74,800	2,802,008	2.01%
CenturyLink, Inc.	64,600	2,427,022	1.74%
Verizon Communications, Inc.	59,600	3,213,036	2.31%
		8,442,066	6.06%
Total Common Stocks
(Cost $113,815,736)		136,876,429	98.29%

SHORT-TERM INVESTMENTS – 1.59%

Money Market Funds – 1.59%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	2,207,625	2,207,625	1.59%

Total Money Market Funds
(Cost $2,207,625)		2,207,625	1.59%

Total Short-Term Investments
(Cost $2,207,625)		2,207,625	1.59%

Total Investments
(Cost $116,023,361) – 99.88%		139,084,054	99.88%

Other Assets in Excess
of Liabilities – 0.12%		171,170	0.12%
TOTAL NET ASSETS – 100.00%		$139,255,224	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)The rate listed is the fund’s 7-day yield as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Summary of Fair Value Exposure at April 30, 2013

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2013 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$8,387,855	$—	$—	$8,387,855
Consumer Staples	34,847,166	—	—	34,847,166
Energy	13,082,959	—	—	13,082,959
Financials	7,768,161	—	—	7,768,161
Health Care	17,411,176	—	—	17,411,176
Industrials	20,528,666	—	—	20,528,666
Information Technology	9,076,682	—	—	9,076,682
Materials	17,331,698	—	—	17,331,698
Telecommunication Services	8,442,066	—	—	8,442,066
Total Common Stock	$136,876,429	$—	$—	$136,876,429
Short-Term Investments
Money Market Funds	$2,207,625	$—	$—	$2,207,625
Total Short-Term Investments	$2,207,625	$—	$—	$2,207,625
Total Investments in Securities	$139,084,054	$—	$—	$139,084,054

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2013, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

HENNESSY LARGE VALUE FUND

As of April 30, 2013 (Unaudited)

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Chevron Corp.	4.85%
Wells Fargo & Co.	4.14%
Johnson & Johnson	3.57%
Pfizer, Inc.	3.53%
Exxon Mobil Corp.	3.20%
J.P. Morgan Chase & Co.	3.19%
General Electric Co.	2.84%
Cisco Systems, Inc.	2.35%
UnitedHealth Group, Inc.	2.17%
Dominion Resources, Inc.	2.13%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

WWW.HENNESSYFUNDS.COM

COMMON STOCKS – 95.60%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 9.16%
Abercrombie & Fitch Co., Class A	27,270	$1,351,501	0.98%
Coach, Inc.	16,335	961,478	0.70%
Comcast Corp.	57,310	2,366,903	1.71%
Ford Motor Co.	79,890	1,095,292	0.79%
Lowes Companies, Inc.	34,930	1,342,011	0.97%
Macy’s, Inc.	30,510	1,360,746	0.98%
Pulte Homes, Inc. (a)	36,585	767,919	0.56%
Target Corp.	16,770	1,183,291	0.86%
Time Warner, Inc.	37,225	2,225,311	1.61%
		12,654,452	9.16%

Consumer Staples – 8.19%
Altria Group, Inc.	26,315	960,761	0.70%
Bunge Ltd. (b)	12,915	932,592	0.68%
CVS Caremark Corp.	31,810	1,850,706	1.34%
Kroger Co.	41,950	1,442,241	1.04%
Lorillard, Inc.	23,875	1,023,999	0.74%
Mondelez International, Inc.	78,515	2,469,297	1.79%
Procter & Gamble Co.	34,245	2,628,988	1.90%
		11,308,584	8.19%

Energy – 14.09%
Anadarko Petroleum Corp.	13,340	1,130,698	0.82%
Atwood Oceanics, Inc. (a)	11,140	546,417	0.40%
Chevron Corp.	54,900	6,698,349	4.85%
Exxon Mobil Corp.	49,735	4,425,918	3.20%
Helmerich & Payne, Inc.	30,030	1,760,358	1.27%
Hess Corp.	7,555	545,320	0.39%
Marathon Oil Corp.	52,795	1,724,813	1.25%
Marathon Petroleum Corp.	8,725	683,691	0.50%
Occidental Petroleum Corp.	14,885	1,328,635	0.96%
Valero Energy Corp.	15,450	622,944	0.45%
		19,467,143	14.09%

Financials – 23.17%
Ace Ltd. (b)	25,765	2,296,692	1.66%
Allstate Corp.	49,625	2,444,528	1.77%
American International Group, Inc. (a)	30,165	1,249,434	0.90%
Bank of America Corp.	73,010	898,753	0.65%
Berkshire Hathaway, Inc., Class B (a)	18,715	1,989,779	1.44%
Blackrock, Inc.	7,625	2,032,063	1.47%
CIT Group, Inc. (a)	24,185	1,028,104	0.74%
Citigroup, Inc.	58,070	2,709,546	1.96%
J.P. Morgan Chase & Co.	89,840	4,403,058	3.19%
Lincoln National Corp.	14,505	493,315	0.36%
State Street Corp.	34,075	1,992,365	1.44%
The Goldman Sachs Group, Inc.	12,820	1,872,617	1.36%
The PNC Financial Services Group, Inc.	17,260	1,171,609	0.85%
Travelers Companies, Inc.	19,995	1,707,773	1.24%
Wells Fargo & Co.	150,410	5,712,572	4.14%
		32,002,208	23.17%

Health Care – 12.60%
Covidien PLC (b)	35,375	2,258,340	1.64%
Johnson & Johnson	57,785	4,925,016	3.57%
Life Technologies Corp. (a)	17,880	1,317,577	0.95%
McKesson Corp.	9,690	1,025,396	0.74%
Pfizer, Inc.	167,600	4,872,132	3.53%
UnitedHealth Group, Inc.	50,125	3,003,991	2.17%
		17,402,452	12.60%

Industrials – 8.79%
Alaska Air Group, Inc. (a)	8,015	494,045	0.36%
CSX Corp.	30,100	740,159	0.54%
Cummins, Inc.	5,995	637,808	0.46%
Danaher Corp.	21,670	1,320,570	0.96%
Eaton Corp. (b)	15,605	958,303	0.69%
General Electric Co.	176,025	3,923,597	2.84%
Honeywell International, Inc.	22,875	1,682,227	1.22%
Ingersoll-Rand PLC (b)	12,655	680,839	0.49%
Lockheed Martin Corp.	17,195	1,703,853	1.23%
		12,141,401	8.79%

Information Technology – 6.14%
Apple, Inc.	1,715	759,316	0.55%
Cisco Systems, Inc.	155,355	3,250,027	2.35%
EMC Corp. (a)	40,815	915,480	0.66%
Intel Corp.	49,880	1,194,626	0.87%
LAM Research Corp. (a)	13,150	607,793	0.44%
Texas Instruments, Inc.	48,295	1,748,762	1.27%
		8,476,004	6.14%

Manufacturing – 0.44%
Skyworks Solutions, Inc. (a)	27,475	606,373	0.44%

Materials – 3.50%
Eastman Chemical Co.	21,730	1,448,304	1.05%
Lyondellbasell Industries NV	24,865	1,509,305	1.09%
Reliance Steel & Aluminum Co.	12,680	825,088	0.60%
The Mosaic Co.	17,125	1,054,729	0.76%
		4,837,426	3.50%

Telecommunication Services – 2.90%
AT&T, Inc.	74,020	2,772,789	2.01%
Verizon Communications, Inc.	22,830	1,230,766	0.89%
		4,003,555	2.90%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Utilities – 6.62%
Dominion Resources, Inc.	47,775	$2,946,762	2.13%
Great Plains Energy, Inc.	67,125	1,619,726	1.17%
Northeast Utilities	62,880	2,850,351	2.07%
NRG Energy, Inc.	61,905	1,725,292	1.25%
		9,142,131	6.62%
Total Common Stocks
(Cost $106,539,861)		132,041,729	95.60%

REITS – 3.35%

Health Care – 0.85%
Health Care REIT, Inc.	15,560	1,166,533	0.85%

Financials -2.50%
Simon Property Group, Inc.	14,868	2,647,545	1.91%
Weyerhaeuser Co.	26,745	815,990	0.59%

Total Reits
(Cost $3,191,097)		4,630,068	3.35%

SHORT-TERM INVESTMENTS – 1.08%

Money Market Funds – 1.08%
Fidelity Government Portfolio –
Institutional Class, 0.01% (c)	1,489,090	1,489,090	1.08%

Total Money Market Funds
(Cost $1,489,090)		1,489,090	1.08%

Total Short-Term Investments
(Cost $1,489,090)		1,489,090	1.08%

Total Investments
(Cost $111,220,048) – 100.03%		138,160,887	100.03%

Liabilities in Excess of
Other Assets – (0.03)%		(35,220)	(0.03)%
TOTAL NET ASSETS – 100.00%		$138,125,667	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of April 30, 2013.

Summary of Fair Value Exposure at April 30, 2013

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2013 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$12,654,452	$—	$—	$12,654,452
Consumer Staples	11,308,584	—	—	11,308,584
Energy	19,467,143	—	—	19,467,143
Financials	32,002,208	—	—	32,002,208
Health Care	17,402,452	—	—	17,402,452
Industrials	12,141,401	—	—	12,141,401
Information Technology	8,476,004	—	—	8,476,004
Manufacturing	606,373	—	—	606,373
Materials	4,837,426	—	—	4,837,426
Telecommunication Services	4,003,555	—	—	4,003,555
Utilities	9,142,131	—	—	9,142,131
Total Common Stock	$132,041,729	$—	$—	$132,041,729
REITS
Health Care	$1,166,533	$—	$—	$1,166,533
Financials	3,463,535	—	—	3,463,535
Total REITS	$4,630,068	$—	$—	$4,630,068
Short-Term Investments
Money Market Funds	$1,489,090	$—	$—	$1,489,090
Total Short-Term Investments	$1,489,090	$—	$—	$1,489,090
Total Investments in Securities	$138,160,887	$—	$—	$138,160,887

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2013, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

HENNESSY TOTAL RETURN FUND

As of April 30, 2013 (Unaudited)

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Verizon Communications, Inc.	7.77%
Pfizer Inc.	7.38%
Johnson & Johnson	6.91%
Merck & Co., Inc.	6.84%
EI Du Pont de Nemours & Co.	6.64%
AT&T, Inc.	6.41%
Intel Corp.	6.38%
Proctor & Gamble Co.	4.75%
McDonald’s Corp.	4.22%
Chevron Corp.	4.08%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                         1-800-966-4354

COMMON STOCKS – 73.18%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 4.22%
McDonald’s Corp.	33,900	$3,462,546	4.22%

Consumer Staples – 5.39%
Kraft Foods Group, Inc.	3,601	185,415	0.23%
Mondelez International, Inc.	10,800	339,660	0.41%
Procter & Gamble Co.	50,700	3,892,239	4.75%
		4,417,314	5.39%

Energy – 4.08%
Chevron Corp.	27,400	3,343,074	4.08%

Financials – 3.30%
J.P. Morgan Chase & Co.	55,100	2,700,451	3.30%

Health Care – 21.13%
Johnson & Johnson	66,400	5,659,272	6.91%
Merck & Co., Inc.	119,300	5,607,100	6.84%
Pfizer, Inc.	208,100	6,049,467	7.38%
		17,315,839	21.13%

Industrials – 4.07%
General Electric Co.	149,500	3,332,355	4.07%

Information Technology – 10.17%
Cisco Systems, Inc.	9,100	190,372	0.23%
Hewlett-Packard Co.	70,600	1,454,360	1.77%
Intel Corp.	218,200	5,225,890	6.38%
Microsoft Corp.	44,300	1,466,330	1.79%
		8,336,952	10.17%

Materials – 6.64%
EI Du Pont de Nemours & Co.	99,900	5,445,549	6.64%

Telecommunication Services – 14.18%
AT&T, Inc.	140,200	5,251,892	6.41%
Verizon Communications, Inc.	118,200	6,372,162	7.77%
		11,624,054	14.18%
Total Common Stocks
(Cost $45,500,058)		59,978,134	73.18%

SHORT-TERM INVESTMENTS – 66.25%

U.S. Treasury Bills – 64.67%
0.033%, 05/16/2013 (b)	21,000,000	20,999,213	25.63%
0.013%, 06/13/2013 (b)	16,000,000	15,999,044	19.52%
0.043%, 07/18/2013 (b)	16,000,000	15,998,528	19.52%

Total U.S. Treasury Bill
(Cost $52,997,044)		52,996,785	64.67%

Money Market Funds – 1.58%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	1,298,316	1,298,316	1.58%

Total Money Market Funds
(Cost $1,298,316)		1,298,316	1.58%

Total Short-Term Investments
(Cost $54,295,360)		54,295,101	66.25%

Total Investments
(Cost $99,795,418) – 139.43%		114,273,235	139.43%

Liabilities in Excess of
Other Assets – (39.43)%		(32,315,670)	(39.43)%
TOTAL NET ASSETS – 100.00%		$81,957,565	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of April 30, 2013.
(b)	The rate listed is discount rate at issue.

The accompanying notes are an integral part of these financial statements.
WWW.HENNESSYFUNDS.COM

Summary of Fair Value Exposure at April 30, 2013

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2013 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$3,462,546	$—	$—	$3,462,546
Consumer Staples	4,417,314	—	—	4,417,314
Energy	3,343,074	—	—	3,343,074
Financials	2,700,451	—	—	2,700,451
Health Care	17,315,839	—	—	17,315,839
Industrials	3,332,355	—	—	3,332,355
Information Technology	8,336,952	—	—	8,336,952
Materials	5,445,549	—	—	5,445,549
Telecommunication Services	11,624,054	—	—	11,624,054
Total Common Stock	$59,978,134	$—	$—	$59,978,134
Short-Term Investments
Money Market Funds	$1,298,316	$—	$—	$1,298,316
U.S. Treasury Bills	—	52,996,785	—	52,996,785
Total Short-Term Investments	$1,298,316	$52,996,785	$—	$54,295,101
Total Investments in Securities	$61,276,450	$52,996,785	$—	$114,273,235

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2013, the Fund recognized no transfers between levels.

Reverse repurchase agreements are carried at face value; hence, they are not included in the fair valuation hierarchy.  The face value of the reverse repurchase agreements at April 30, 2013 was $32,382,000.  Due to the short term nature of the reverse repurchase agreements, face value approximates fair value.  The face value plus interest due at maturity is equal to $32,401,770.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Schedule of Reverse Repurchase Agreements
Hennessy Total Return Fund as of April 30, 2013 (Unaudited)

Face			Principal	Maturity	Maturity
Value	Counterparty	Rate	Trade Date	Date	Amount
$12,593,000	UBS Financial Services, Inc.	0.27%	2/22/13	5/16/13	$12,600,839
8,995,000	UBS Financial Services, Inc.	0.25%	3/22/13	6/13/13	9,000,185
10,794,000	UBS Financial Services, Inc.	0.25%	4/19/13	7/18/13	10,800,746
$32,382,000					$32,401,770

As of April 30, 2013, the fair value of securities held as collateral for reverse repurchase agreements was $52,996,785 as noted on the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

HENNESSY EQUITY AND INCOME FUND

As of April 30, 2013 (Unaudited)

(% of Net Assets)

TOP TEN HOLDINGS	% net assets
U.S. Treasury Note, 4.125%, 05/15/2015	3.47%
CarMax, Inc.	2.76%
NewMarket Corp.	2.66%
Eaton Vance Corp.	2.43%
Bristol-Myers Squibb Co.	2.37%
U.S. Treasury Note, 2.375%, 03/31/2016	2.34%
Verizon Communications, Inc.	2.33%
Wells Fargo & Co.	2.31%
Chevron Corp.	2.31%
Dominion Resources, Inc.	2.28%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                         1-800-966-4354

COMMON STOCKS – 59.10%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 4.39%
CarMax, Inc. (a)	167,699	$7,720,862	2.76%
Lowes Companies, Inc.	119,216	4,580,279	1.63%
		12,301,141	4.39%

Consumer Staples – 11.96%
Altria Group, Inc.	141,549	5,167,954	1.84%
Brown-Forman Corp., Class B	26,646	1,878,543	0.67%
Energizer Holdings, Inc.	55,442	5,355,143	1.91%
Lorillard, Inc.	61,626	2,643,139	0.94%
Philip Morris International, Inc.	32,583	3,114,609	1.11%
Reynolds American, Inc.	80,951	3,838,696	1.37%
The Coca-Cola Co.	112,941	4,780,793	1.71%
The Hershey Co.	23,358	2,082,599	0.74%
Wal-Mart Stores, Inc.	60,162	4,675,791	1.67%
		33,537,267	11.96%

Energy – 3.95%
Chevron Corp.	53,101	6,478,853	2.31%
ConocoPhillips	76,078	4,598,915	1.64%
		11,077,768	3.95%

Financials – 9.90%
Berkshire Hathaway, Inc., Class B (a)	56,969	6,056,944	2.16%
Blackrock, Inc.	22,838	6,086,327	2.17%
Eaton Vance Corp.	170,570	6,802,331	2.43%
Wells Fargo & Co.	170,593	6,479,122	2.31%
Insurance Group Ltd. (b)	4,031	2,331,168	0.83%
		27,755,892	9.90%

Health Care – 3.64%
Bristol-Myers Squibb Co.	167,078	6,636,338	2.37%
Pfizer, Inc.	122,835	3,570,814	1.27%
		10,207,152	3.64%

Industrials – 2.94%
FedEx Corp.	31,258	2,938,564	1.05%
General Dynamics Corp.	71,800	5,310,328	1.89%
		8,248,892	2.94%

Information Technology – 10.14%
Cisco Systems, Inc.	193,306	4,043,962	1.44%
Corning, Inc.	319,037	4,626,036	1.65%
EMC Corp. (a)	208,543	4,677,619	1.67%
Intel Corp.	189,349	4,534,909	1.62%
International Business Machines Corp.	16,735	3,389,507	1.21%
Microsoft Corp.	82,383	2,726,877	0.97%
Visa, Inc., Class A	26,249	4,421,907	1.58%
		28,420,817	10.14%

Materials – 6.80%
Albemarle Corp.	101,175	6,196,969	2.21%
MeadWestvaco Corp.	156,997	5,413,256	1.93%
NewMarket Corp.	27,680	7,437,616	2.66%
		19,047,841	6.80%

Telecommunication Services – 2.33%
Verizon Communications, Inc.	121,048	6,525,698	2.33%

Utilities – 3.05%
Dominion Resources, Inc.	103,401	6,377,774	2.28%
Duke Energy Corp.	28,692	2,157,638	0.77%
		8,535,412	3.05%
Total Common Stocks
(Cost $132,608,374)		165,657,880	59.10%

PREFERRED STOCKS – 0.02%

Financials – 0.02%
Fannie Mae Preferred (a)	10,600	48,548	0.02%

Total Preferred Stocks
(Cost $265,000)		48,548	0.02%

REITS – 0.12%

Financials – 0.12%
Apollo Commercial
Real Estate Finance, Inc.	19,000	337,060	0.12%

Total Reits
(Cost $321,799)		337,060	0.12%

CORPORATE BONDS – 19.73%

Consumer Discretionary – 0.84%
Best Buy Company, Inc.
7.250%, 07/15/2013	300,000	305,250	0.11%
Comcast Corp.
4.950%, 06/15/2016	600,000	675,638	0.24%
Ford Motor Credit Co LLC
3.000%, 06/12/2017	750,000	778,137	0.28%
Starbucks Corp.
6.250%, 08/15/2017	300,000	360,652	0.13%
The Home Depot, Inc.
5.400%, 03/01/2016	200,000	226,134	0.08%
		2,345,811	0.84%

Consumer Staples – 0.75%
Anheuser-Busch InBev Worldwide, Inc.
7.750%, 01/15/2019	150,000	198,109	0.07%
CVS Caremark Corp.
4.750%, 05/18/2020	400,000	469,046	0.17%
5.750%, 06/01/2017	600,000	710,082	0.25%
Diageo Capital PLC -ADR (b)
7.375%, 01/15/2014	350,000	366,719	0.13%
Wal-Mart Stores, Inc.
5.000%, 10/25/2040	300,000	354,940	0.13%
		2,098,896	0.75%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

CORPORATE BONDS	Number		% of
	of Shares	Value	Net Assets
Energy – 0.13%
Devon Energy Corp.
5.625%, 01/15/2014	200,000	$207,071	0.07%
Husky Energy, Inc.- ADR (b)
5.900%, 06/15/2014	150,000	158,424	0.06%
		365,495	0.13%

Financials – 11.44%
Aflac, Inc.
8.500%, 05/15/2019	650,000	883,562	0.32%
American Express Co.
6.150%, 08/28/2017	800,000	960,466	0.34%
American Express Credit Corp.
2.750%, 09/15/2015	650,000	681,281	0.24%
American International Group, Inc.
5.850%, 01/16/2018	575,000	675,903	0.24%
American International Group, Inc.
4.875%, 06/01/2022	600,000	692,416	0.25%
Associated Banc-Corp
5.125%, 03/28/2016	700,000	768,104	0.27%
Associates Corporation of North America
6.950%, 11/01/2018	300,000	370,168	0.13%
Bank New York Mellon Corp.
1.969%, 06/20/2017	500,000	517,846	0.18%
Bank of Montreal – ADR (b)
2.500%, 01/11/2017	400,000	419,992	0.15%
Capital One Financial Corp.
4.750%, 07/15/2021	1,000,000	1,149,852	0.41%
Caterpillar Financial Services Corp.
4.900%, 08/15/2013	325,000	329,226	0.12%
Citigroup, Inc.
6.125%, 11/21/2017	1,455,000	1,732,013	0.62%
CME Group, Inc.
5.750%, 02/15/2014	375,000	390,343	0.14%
Credit Suisse USA, Inc.
5.125%, 08/15/2015	575,000	630,654	0.22%
Discover Financial Services
5.200%, 04/27/2022	900,000	1,033,507	0.37%
Fifth Third Bancorp
3.625%, 01/25/2016	700,000	749,258	0.27%
First Niagara Financial Group, Inc.
6.750%, 03/19/2020	590,000	722,851	0.26%
General Electric Capital Corp.
0.000%, 04/02/2018	500,000	504,300	0.18%
General Electric Capital Corp.
5.500%, 06/04/2014	250,000	263,673	0.09%
5.625%, 05/01/2018	1,050,000	1,250,253	0.45%
Genworth Financial, Inc.
6.515%, 05/22/2018	500,000	581,745	0.21%
HSBC Finance Corp.
2.375%, 02/13/2015	1,000,000	1,030,688	0.37%
5.000%, 06/30/2015	700,000	756,246	0.27%
JPMorgan Chase & Co.
5.125%, 09/15/2014	650,000	688,901	0.25%
KeyCorp
3.750%, 08/13/2015	400,000	426,240	0.15%
5.100%, 03/24/2021	450,000	532,252	0.19%
Lazard Group
6.850%, 06/15/2017	320,000	368,394	0.13%
Lincoln National Corp.
6.250%, 02/15/2020	780,000	958,146	0.34%
Manulife Financial Corp. – ADR (b)
3.400%, 09/17/2015	300,000	317,009	0.11%
Merrill Lynch & Company, Inc.
6.875%, 04/25/2018	455,000	553,739	0.20%
Merrill Lynch & Company,
Inc., Series MTNC (c)
0.737%, 01/15/2015	250,000	248,886	0.09%
MetLife, Inc., Series A
6.817%, 08/15/2018	100,000	125,846	0.04%
Morgan Stanley
4.750%, 04/01/2014	250,000	257,963	0.09%
5.750%, 01/25/2021	250,000	298,044	0.11%
6.625%, 04/01/2018	250,000	300,024	0.11%
Northern Trust Corp.
3.375%, 08/23/2021	500,000	542,386	0.19%
Prudential Financial, Inc.
5.500%, 03/15/2016	310,000	348,824	0.12%
Prudential Financial, Inc., Series MTNB
5.100%, 09/20/2014	285,000	302,294	0.11%
Qwest Capital Funding, Inc.
6.500%, 11/15/2018	700,000	791,856	0.28%
Raymond James Financial, Inc.
5.625%, 04/01/2024	700,000	811,176	0.29%
Simon Property Group, Inc.
6.100%, 05/01/2016	1,010,000	1,152,577	0.41%
St. Paul Travelers, Inc.
5.500%, 12/01/2015	275,000	308,993	0.11%
SunTrust Banks, Inc.
3.600%, 04/15/2016	250,000	268,220	0.10%
6.000%, 09/11/2017	250,000	296,177	0.11%
The Bear Stearns Companies, Inc.
6.400%, 10/02/2017	1,350,000	1,621,045	0.58%
The Goldman Sachs Group, Inc.
5.375%, 03/15/2020	1,100,000	1,285,312	0.46%
The Hartford Financial
Services Group, Inc.
5.375%, 03/15/2017	300,000	344,201	0.12%
The Royal Bank of Scotland PLC (b)
4.375%, 03/16/2016	400,000	436,744	0.16%
Wachovia Corp.
5.250%, 08/01/2014	300,000	316,818	0.11%
Westpac Banking Corp. – ADR (b)
4.200%, 02/27/2015	500,000	533,166	0.19%
4.875%, 11/19/2019	450,000	532,533	0.19%
		32,062,113	11.44%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

CORPORATE BONDS	Number		% of
	of Shares	Value	Net Assets
Health Care – 1.40%
Agilent Technologies, Inc.
5.000%, 07/15/2020	650,000	$743,545	0.26%
GlaxoSmithKline Capital, Inc. – ADR (b)
1.500%, 05/08/2017	500,000	510,348	0.18%
2.850%, 05/08/2022	1,000,000	1,040,402	0.37%
4.850%, 05/15/2013	325,000	324,747	0.12%
Merck and Co., Inc.
6.000%, 09/15/2017	850,000	1,034,266	0.37%
UnitedHealth Group, Inc.
5.375%, 03/15/2016	250,000	281,717	0.10%
		3,935,025	1.40%

Industrials – 0.63%
John Deere Capital Corp.
1.850%, 09/15/2016	1,000,000	1,034,704	0.37%
FedEx Corp.
7.375%, 01/15/2014	300,000	314,312	0.11%
GE Global Insurance Holding Corp.
7.000%, 02/15/2026	150,000	197,877	0.07%
The Boeing Co.
5.000%, 03/15/2014	220,000	228,773	0.08%
		1,775,666	0.63%

Information Technology – 1.80%
Altera Corp.
1.750%, 05/15/2017	1,000,000	1,023,460	0.36%
Applied Materials, Inc.
4.300%, 06/15/2021	300,000	338,735	0.12%
Corning, Inc.
6.850%, 03/01/2029	275,000	353,523	0.13%
eBay, Inc.
3.250%, 10/15/2020	250,000	271,210	0.10%
Intel Corp.
3.300%, 10/01/2021	250,000	266,649	0.09%
Juniper Networks, Inc.
4.600%, 03/15/2021	1,000,000	1,093,013	0.39%
KLA-Tencor Corp.
6.900%, 05/01/2018	650,000	783,398	0.28%
Symantec Corp.
3.950%, 06/15/2022	500,000	520,900	0.19%
4.200%, 09/15/2020	350,000	379,975	0.14%
		5,030,863	1.80%

Materials – 1.52%
Alcoa, Inc.
6.150%, 08/15/2020	625,000	682,308	0.24%
AngloGold Ashanti Holdings
PLC – ADR (b)
5.125%, 08/01/2022	1,000,000	1,009,084	0.36%
Barrick Gold Financeco LLC – ADR (b)
6.125%, 09/15/2013	350,000	356,823	0.13%
BHP Billiton Finance USA Ltd.- ADR (b)
6.750%, 11/01/2013	250,000	257,892	0.09%
El du Pont de Nemours & Co.
4.750%, 03/15/2015	315,000	339,436	0.12%
International Paper Co.
9.375%, 05/15/2019	250,000	346,836	0.13%
Rio Tinto Finance USA PLC – ADR (b)
2.000%, 03/22/2017	640,000	657,583	0.23%
The Dow Chemical Co.
4.250%, 11/15/2020	550,000	612,715	0.22%
		4,262,677	1.52%

Telecommunication Services – 1.11%
AT&T, Inc.
5.800%, 02/15/2019	300,000	365,197	0.13%
AT&T, Inc.
2.950%, 05/15/2016	275,000	291,551	0.10%
3.000%, 02/15/2022	250,000	260,198	0.09%
5.350%, 09/01/2040	200,000	226,670	0.08%
CenturyLink, Inc.
5.150%, 06/15/2017	400,000	433,010	0.15%
Deutsche Telekom
International Finance BV – ADR (b)
5.875%, 08/20/2013	400,000	406,326	0.15%
Verizon Communications, Inc.
6.350%, 04/01/2019	600,000	744,701	0.27%
8.750%, 11/01/2018	292,000	394,926	0.14%
		3,122,579	1.11%

Utilities – 0.11%
Sempra Energy
6.500%, 06/01/2016	275,000	319,970	0.11%

Total Corporate Bonds
(Cost $52,175,123)		55,319,095	19.73%

MORTGAGE BACKED SECURITIES – 5.06%

Federal Home Loan Mortgage Corp.
3.000%, 05/01/2042	4,581,849	4,779,755	1.70%
3.000%, 09/01/2042	2,955,568	3,083,229	1.10%
5.000%, 05/01/2020	179,210	193,604	0.07%
5.500%, 04/01/2037	344,667	384,284	0.14%

Federal National Mortgage Association
2.400%, 11/07/2024	1,000,000	1,008,333	0.36%
3.500%, 01/01/2042	1,041,137	1,110,682	0.40%
4.000%, 12/01/2041	1,441,203	1,544,213	0.55%
4.000%, 10/01/2041	1,451,445	1,555,187	0.55%
4.500%, 08/01/2020	195,862	210,563	0.08%
6.000%, 10/01/2037	279,566	306,510	0.11%

Total Mortgage Backed Securities
(Cost $13,886,268)		14,176,360	5.06%

U.S. GOVERNMENT AGENCY ISSUE – 0.26%

Federal Home Loan Banks
5.750%, 06/15/2037	600,000	720,079	0.26%

Total U.S. Government Agency Issue
(Cost $700,356)		720,079	0.26%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

U.S. TREASURY OBLIGATIONS – 9.74%	Number		% of
	of Shares	Value	Net Assets
U.S. Treasury Bonds – 0.67%
U.S. Treasury Inflation Index Bond
0.125%, 07/15/2022	984,341	$1,074,470	0.38%
United States Treasury Bond
3.125%, 02/15/2042	765,000	803,847	0.29%
		1,878,317	0.67%

U.S. Treasury Notes – 9.07%
U.S. Treasury Note
2.250%, 05/31/2014	5,000,000	5,114,065	1.82%
2.375%, 03/31/2016	6,190,000	6,563,820	2.34%
4.125%, 05/15/2015	9,000,000	9,712,971	3.47%
3.125%, 05/15/2021	1,250,000	1,423,438	0.51%
2.000%, 02/15/2022	2,500,000	2,606,250	0.93%
		25,420,544	9.07%
Total U.S. Treasury Obligations
(Cost $27,255,292)		27,298,861	9.74%

EXCHANGE TRADED FUNDS – 3.11%

iShares iBoxx $High Yield
Corporation Bond Fund (a)	33,000	3,163,050	1.13%
iShares S&P U.S. Preferred
Stock Index Fund (a)	14,500	591,165	0.21%
PowerShares Senior Loan Portfolio (a)	50,000	1,259,500	0.45%
SPDR Barclays Capital High Yield Bond (a)	70,000	2,922,500	1.04%
SPDR Barclays Short Term
High Yield Bond (a)	25,000	778,500	0.28%

Total Exchange Traded Funds
(Cost $8,484,846)		8,714,715	3.11%

MUTUAL FUNDS – 0.24%

Calamos Convertible
Opportunity And Income Fund	26,000	332,280	0.12%
NGP Capital Resources Co.	8,000	53,280	0.02%
PennantPark Investment Corp.	19,000	222,300	0.08%
Wells Fargo Advantage
Income Opportunities Fund	8,000	81,840	0.02%

Total Mutual Funds
(Cost $682,661)		689,700	0.24%

SHORT-TERM INVESTMENT – 2.46%

Money Market Funds – 2.46%
Fidelity Government Portfolio –
Institutional Class, 0.01 (d)	6,889,413	6,889,413	2.46%

Total Money Market Funds
(Cost $6,889,413)		6,889,413	2.46%

Total Short-Term Investments
(Cost $6,889,413)		6,889,413	2.46%

Total Investments
(Cost $243,269,132) – 99.84%		279,851,711	99.84%
Other Assets in Excess
of Liabilities – 0.16%		446,511	0.16%
TOTAL NET ASSETS – 100.00%		$280,298,222	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	Variable/floating rate security
(d)	The rate listed is the fund’s 7-day yield as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Summary of Fair Value Exposure at April 30, 2013

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2013 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$12,301,141	$—	$—	$12,301,141
Consumer Staples	33,537,267	—	—	33,537,267
Energy	11,077,768	—	—	11,077,768
Financials	27,755,892	—	—	27,755,892
Health Care	10,207,152	—	—	10,207,152
Industrials	8,248,892	—	—	8,248,892
Information Technology	28,420,817	—	—	28,420,817
Materials	19,047,841	—	—	19,047,841
Telecommunication Services	6,525,698	—	—	6,525,698
Utilities	8,535,412	—	—	8,535,412
Total Common Stock	$165,657,880	$—	$—	$165,657,880
Preferred Stock	$48,548	$—	$—	$48,548
REITS
Financials	$337,060	$—	$—	$337,060
Corporate Bonds
Consumer Discretionary	$—	$2,345,811	$—	$2,345,811
Consumer Staples	—	2,098,896	—	2,098,896
Energy	—	365,495	—	365,495
Financials	—	32,062,113	—	32,062,113
Health Care	—	3,935,025	—	3,935,025
Industrials	—	1,775,666	—	1,775,666
Information Technology	—	5,030,863	—	5,030,863
Materials	—	4,262,677	—	4,262,677
Telecommunication Services	—	3,122,579	—	3,122,579
Utilities	—	319,970	—	319,970
Total Corporate Bonds	$—	$55,319,095	$—	$55,319,095
Mortgage Backed Securities	$—	$14,176,360	$—	$14,176,360
U.S. Government Agency Issues	$—	$720,079	$—	$720,079
U.S. Treasury Obligations
U.S. Treasury Bonds	$—	$1,878,317	$—	$1,878,317
U.S. Treasury Notes	—	25,420,544	—	25,420,544
Total U.S. Treasury Obligations	$—	$27,298,861	$—	$27,298,861
Exchange Traded Funds	$8,714,715	$—	$—	$8,714,715
Mutual Funds	$689,700	$—	$—	$689,700
Short-Term Investments
Money Market Funds	$6,889,413	$—	$—	$6,889,413
Total Short-Term Investments	$6,889,413	$—	$—	$6,889,413
Total Investments in Securities	$182,337,316	$97,514,395	$—	$279,851,711

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2013, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

HENNESSY BALANCED FUND

As of April 30, 2013 (Unaudited)

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
EI Du Pont de Nemours & Co.	5.30%
Merck & Co., Inc.	5.21%
Chevron Corp.	5.18%
Verizon Communications, Inc.	4.96%
Johnson & Johnson	4.86%
Pfizer, Inc.	4.86%
Intel Corp.	4.76%
Procter & Gamble Co.	4.24%
AT&T, Inc.	4.20%
General Electric Co.	3.42%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                         1-800-966-4354

COMMON STOCKS – 52.39%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 0.27%
McDonald’s Corp.	350	$35,749	0.27%

Consumer Staples – 4.24%
Procter & Gamble Co.	7,350	564,259	4.24%

Energy – 5.18%
Chevron Corp.	5,650	689,357	5.18%

Financials – 2.65%
J.P. Morgan Chase & Co.	7,200	352,872	2.65%

Health Care – 14.93%
Johnson & Johnson	7,600	647,748	4.86%
Merck & Co., Inc.	14,750	693,250	5.21%
Pfizer, Inc.	22,250	646,807	4.86%
		1,987,805	14.93%

Industrials – 3.42%
General Electric Co.	20,450	455,830	3.42%

Information Technology – 7.24%
Cisco Systems, Inc.	5,850	122,382	0.92%
Hewlett-Packard Co.	3,350	69,010	0.52%
Intel Corp.	26,450	633,478	4.76%
Microsoft Corp.	4,200	139,020	1.04%
		963,890	7.24%

Materials – 5.30%
EI Du Pont de Nemours & Co.	12,950	705,905	5.30%

Telecommunication Services – 9.16%
AT&T, Inc.	14,950	560,027	4.20%
Verizon Communications, Inc.	12,250	660,398	4.96%
		1,220,425	9.16%
Total Common Stocks
(Cost $5,725,746)		6,976,092	52.39%

SHORT-TERM INVESTMENTS – 47.72%

U.S. Treasury Bills – 43.54%
0.070%, 05/02/2013 (b)	200,000	200,000	1.50%
0.025%, 05/30/2013 (b)	700,000	699,993	5.25%
0.030%, 06/27/2013 (b)	800,000	799,974	6.01%
0.045%, 08/22/2013 (b)	1,000,000	999,835	7.51%
0.110%, 09/19/2013 (b)	800,000	799,781	6.01%
0.145%, 02/06/2014 (b)	2,000,000	1,998,518	15.01%
0.150%, 03/06/2014 (b)	300,000	299,749	2.25%

Total U.S. Treasury Bill
(Cost $5,798,137)		5,797,850	43.54%

Money Market Funds – 4.18%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	556,711	556,711	4.18%

Total Money Market Funds
(Cost $556,711)		556,711	4.18%

Total Short-Term Investments
(Cost $6,354,848)		6,354,561	47.72%

Total Investments
(Cost $12,080,594) – 100.11%		13,330,653	100.11%

Liabilities in Excess of
Other Assets – (0.11)%		(14,548)	(0.11)%
TOTAL NET ASSETS – 100.00%		$13,316,105	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of April 30, 2013.
(b)	The rate listed is discount rate at issue.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Summary of Fair Value Exposure at April 30, 2013

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2013 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$35,749	$—	$—	$35,749
Consumer Staples	564,259	—	—	564,259
Energy	689,357	—	—	689,357
Financials	352,872	—	—	352,872
Health Care	1,987,805	—	—	1,987,805
Industrials	455,830	—	—	455,830
Information Technology	963,890	—	—	963,890
Materials	705,905	—	—	705,905
Telecommunication Services	1,220,425	—	—	1,220,425
Total Common Stock	$6,976,092	$—	$—	$6,976,092
Short-Term Investments
Money Market Funds	$556,711	$—	$—	$556,711
U.S. Treasury Bills	—	5,797,850	—	5,797,850
Total Short-Term Investments	$556,711	$5,797,850	$—	$6,354,561
Total Investments in Securities	$7,532,803	$5,797,850	$—	$13,330,653

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2013, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

HENNESSY CORE BOND FUND

As of April 30, 2013 (Unaudited)

(% of Net Assets)

TOP TEN HOLDINGS*	% net assets
Federal National Mortgage Association, 4.000%, 12/1/2041	4.73%
Boston Private Capital Trust I	4.72%
Federal National Mortgage Association, 3.000%, 08/1/2042	4.64%
iShares iBoxx $High Yield Corporation Bond Fund	3.60%
American International Group, Inc., 5.850%, 01/16/2018	3.36%
Discover Financial Services, 5.200%, 04/27/2022	3.29%
Federal National Mortgage Association, 6.000%, 10/01/2037	3.13%
Ford Motor Credit Co LLC, 3.000%, 06/12/2017	2.97%
AngloGold Ashanti Holdings PLC - ADR, 5.125%, 08/01/2022	2.88%
YUM! Brands, Inc., 5.300%, 09/15/2019	2.88%

*  Excludes short-term investments.

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

WWW.HENNESSYFUNDS.COM

CONVERTIBLE PREFERRED	Number		% of
STOCKS – 4.72%	of Shares	Value	Net Assets

Financials – 4.72%
Boston Private Capital Trust I (a)	13,350	$577,388	4.72%

Total Convertible Preferred Stocks
(Cost $638,782)		577,388	4.72%

PREFERRED STOCKS – 0.29%

Financials – 0.29%
Fannie Mae Preferred (a)	7,900	36,182	0.29%

Total Preferred Stocks
(Cost $197,500)		36,182	0.29%

REITS – 1.74%

Financials – 1.74%
Apollo Commercial
Real Estate Finance, Inc.	12,000	212,880	1.74%

Total Reits
(Cost $195,112)		212,880	1.74%

CORPORATE BONDS – 54.59%

Consumer Discretionary – 8.42%
Ford Motor Credit Co LLC
3.000%, 06/12/2017	350,000	363,130	2.97%
Royal Caribbean Cruises Ltd. – ADR (b)
7.500%, 10/15/2027	275,000	314,875	2.57%
YUM! Brands, Inc.
5.300%, 09/15/2019	300,000	352,176	2.88%
		1,030,181	8.42%

Consumer Staples – 2.17%
CVS Caremark Corporation
5.750%, 06/01/2017	225,000	266,281	2.17%

Financials – 32.61%
American International Group, Inc.
5.850%, 01/16/2018	350,000	411,419	3.36%
Associated Banc-Corp
5.125%, 03/28/2016	250,000	274,323	2.24%
Associates Corporation
of North America
6.950%, 11/01/2018	250,000	308,473	2.52%
Citigroup, Inc.
6.125%, 11/21/2017	250,000	297,597	2.43%
Discover Financial Services
5.200%, 04/27/2022	350,000	401,919	3.29%
Lazard Group
6.850%, 06/15/2017	300,000	345,370	2.82%
Manulife Financial Corp.- ADR (b)
3.400%, 09/17/2015	300,000	317,009	2.59%
Morgan Stanley
6.625%, 04/01/2018	250,000	300,025	2.45%
Prudential Financial, Inc.
5.500%, 03/15/2016	288,000	324,068	2.65%
Qwest Capital Funding, Inc.
6.500%, 11/15/2018	300,000	339,367	2.77%
The Hartford Financial Services Group, Inc.
5.375%, 03/15/2017	300,000	344,201	2.81%
The Royal Bank of Scotland PLC (b)
4.375%, 03/16/2016	300,000	327,558	2.68%
		3,991,329	32.61%

Health Care – 2.34%
Agilent Technologies, Inc.
5.000%, 07/15/2020	250,000	285,979	2.34%

Information Technology – 1.28%
KLA-Tencor Corp.
6.900%, 05/01/2018	130,000	156,680	1.28%

Materials – 5.39%
AngloGold Ashanti Holdings PLC – ADR (b)
5.125%, 08/01/2022	350,000	353,179	2.88%
El du Pont de Nemours & Co.
4.750%, 03/15/2015	285,000	307,109	2.51%
		660,288	5.39%

Utilities – 2.38%
Sempra Energy
6.500%, 06/01/2016	250,000	290,882	2.38%

Total Corporate Bonds
(Cost $6,071,231)		6,681,620	54.59%

MORTGAGE BACKED SECURITIES – 12.50%

U.S. Government Agency Issues – 12.50%
Federal National Mortgage Association
3.000%, 08/01/2042	542,298	567,951	4.64%
4.000%, 12/01/2041	540,451	579,080	4.73%
6.000%, 10/01/2037	349,458	383,138	3.13%

Total U.S. Government
Agency Issues
(Cost $1,478,604)		1,530,169	12.50%

Total Mortgage Backed Securities
(Cost $1,478,604)		1,530,169	12.50%

U.S. TREASURY OBLIGATIONS – 9.87%

U.S. Treasury Bonds – 2.46%
6.250%, 08/15/2023	210,000	301,186	2.46%

Total U.S. Treasury Bonds
(Cost $295,678)		301,186	2.46%

U.S. Treasury Notes – 7.41%
2.375%, 03/31/2016	220,000	233,286	1.91%
3.500%, 05/15/2020	300,000	349,289	2.85%
4.125%, 05/15/2015	300,000	323,766	2.65%

Total U.S. Treasury Notes
(Cost $904,682)		906,341	7.41%

Total U.S. Treasury Obligations
(Cost $1,200,361)		1,207,527	9.87%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

EXCHANGE TRADED FUNDS – 9.08%	Number		% of
	of Shares	Value	Net Assets
iShares iBoxx $High Yield
Corporation Bond Fund (a)	4,600	$440,910	3.60%
iShares S&P U.S. Preferred
Stock Index Fund (a)	8,250	336,352	2.75%
SPDR Barclays Capital
High Yield Bond (a)	8,000	334,000	2.73%

Total Exchange Traded Funds
(Cost $1,075,803)		1,111,262	9.08%

MUTUAL FUNDS – 1.53%
PennantPark Investment Corp.	16,000	187,200	1.53%

Total Mutual Funds
(Cost $176,399)		187,200	1.53%

SHORT-TERM INVESTMENTS – 2.74%

Money Market Funds – 2.74%
Fidelity Government Portfolio –
Institutional Class, 0.01 (c)	334,809	334,809	2.74%

Total Money Market Funds
(Cost $334,809)		334,809	2.74%

Total Short-Term Investments
(Cost $334,809)		334,809	2.74%

Total Investments
(Cost $11,368,601) – 97.06%		11,879,037	97.06%

Other Assets in Excess
of Liabilities – 2.94%		360,040	2.94%
TOTAL NET ASSETS – 100.00%		$12,239,077	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Summary of Fair Value Exposure at April 30, 2013

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2013 (See Note 3 in the accompanying notes to the financial statements):

	Level 1	Level 2	Level 3	Total
Convertible Preferred Stock	$—	$577,388	$—	$577,388
Preferred Stock	$36,182	$—	$—	$36,182
REITS
Financials	$212,880	$—	$—	$212,880
Corporate Bonds
Consumer Discretionary	$—	$1,030,181	$—	$1,030,181
Consumer Staples	—	266,281	—	266,281
Financials	—	3,991,329	—	3,991,329
Health Care	—	285,979	—	285,979
Information Technology	—	156,680	—	156,680
Materials	—	660,288	—	660,288
Utilities	—	290,882	—	290,882
Total Corporate Bonds	$—	$6,681,620	$—	$6,681,620
Mortgage Backed Securities	$—	$1,530,169	$—	$1,530,169
U.S. Treasury Obligations
U.S. Treasury Bonds	$—	$301,186	$—	$301,186
U.S. Treasury Notes	—	906,341	—	906,341
Total U.S. Treasury Obligations	$—	$1,207,527	$—	$1,207,527
Exchange Traded Funds	$1,111,262	$—	$—	$1,111,262
Mutual Funds	$187,200	$—	$—	$187,200
Short-Term Investments
Money Market Funds	$334,809	$—	$—	$334,809
Total Short-Term Investments	$334,809	$—	$—	$334,809
Total Investments in Securities	$1,882,333	$9,996,704	$—	$11,879,037

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2013, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

HENNESSY GAS UTILITY INDEX FUND

As of April 30, 2013 (Unaudited)

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Enbridge, Inc.	5.02%
National Grid PLC - ADR	4.98%
Spectra Energy Corp.	4.94%
TransCanada Corp.	4.94%
Kinder Morgan, Inc.	4.92%
The Williams Companies, Inc.	4.86%
Energy Transfer Equity, L.P.	4.85%
Sempra Energy	4.70%
ONEOK, Inc.	4.33%
Dominion Resources, Inc.	4.31%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

WWW.HENNESSYFUNDS.COM

COMMON STOCKS – 98.52%	Number		% of
	of Shares	Value	Net Assets
Energy – 34.39%
Cheniere Energy, Inc. (a)	1,297,692	$36,958,268	3.66%
Enbridge, Inc. (b)	1,066,151	50,748,788	5.02%
Energen Corp.	102,192	4,845,945	0.48%
Energy Transfer Equity, L.P.	834,420	48,963,765	4.85%
EQT Corp.	96,960	7,283,635	0.72%
Kinder Morgan, Inc.	1,269,475	49,636,472	4.92%
Spectra Energy Corp.	1,582,122	49,884,307	4.94%
The Williams Companies, Inc.	1,287,829	49,104,920	4.86%
TransCanada Corp. (b)	1,006,718	49,842,608	4.94%
		347,268,708	34.39%

Financials – 0.47%
Berkshire Hathaway, Inc., Class A (a)	30	4,770,000	0.47%

Utilities – 63.66%
AGL Resources, Inc.	604,916	26,525,567	2.63%
ALLETE, Inc.	1,875	96,281	0.01%
Alliant Energy Corp.	60,492	3,236,927	0.32%
Ameren Corp.	97,890	3,548,513	0.35%
Atmos Energy Corp.	544,362	24,153,342	2.39%
Avista Corp.	69,972	1,962,715	0.19%
Black Hills Corp.	50,100	2,349,189	0.23%
CenterPoint Energy, Inc.	924,898	22,826,483	2.26%
CH Energy Group, Inc.	20,780	1,350,077	0.13%
Chesapeake Utilities Corp.	42,679	2,277,351	0.22%
CMS Energy Corp.	525,148	15,722,931	1.56%
Consolidated Edison, Inc.	299,281	19,049,236	1.89%
Corning Natural Gas Corp.	15135	241,399	0.02%
Delta Natural Gas Company, Inc.	40,791	884,349	0.09%
Dominion Resources, Inc.	705,514	43,516,104	4.31%
DTE Energy Co.	213,765	15,579,193	1.54%
Duke Energy Corp.	98,837	7,432,542	0.74%
Entergy Corp.	9,400	669,562	0.07%
Exelon Corp.	288,381	10,817,171	1.07%
Gas Natural, Inc.	33,162	342,563	0.03%
Integrys Energy Group, Inc.	241,521	14,868,033	1.47%
MDU Resources Group, Inc.	402,607	10,045,045	0.99%
MGE Energy, Inc.	23,017	1,285,499	0.13%
National Fuel Gas Co.	325,825	20,435,744	2.02%
National Grid PLC – ADR (b)	788,479	50,289,191	4.98%
New Jersey Resources Corp.	190,142	8,974,702	0.89%
NiSource, Inc.	1,135,831	34,904,087	3.46%
Northeast Utilities	133,475	6,050,422	0.60%
Northwest Natural Gas Co.	156,564	6,962,401	0.69%
Northwestern Corp.	71,398	3,071,542	0.30%
NV Energy, Inc.	41,450	896,563	0.09%
ONEOK, Inc.	852,441	43,781,370	4.33%
Pepco Holdings, Inc.	52,204	1,179,810	0.12%
PG&E Corp.	681,055	32,990,304	3.27%
Piedmont Natural Gas Company, Inc.	477,544	16,441,840	1.63%
PPL Corp.	78,235	2,611,484	0.26%
Public Service Enterprise Group, Inc.	540,488	19,787,266	1.96%
Questar Corp.	879,215	22,323,269	2.21%
RGC Resources, Inc.	28,768	575,072	0.06%
SCANA Corp.	138,823	7,524,207	0.75%
Sempra Energy	572,955	47,469,322	4.70%
South Jersey Industries, Inc.	145,485	8,976,424	0.89%
Southwest Gas Corp.	277,723	14,072,224	1.39%
TECO Energy, Inc.	175,890	3,364,776	0.33%
The Empire District Electric Co.	19,500	449,865	0.04%
The Laclede Group, Inc.	121,849	5,691,567	0.56%
UGI Corp.	208,735	8,553,960	0.85%
UIL Holdings Corp.	130,804	5,446,679	0.54%
Unitil Corp.	43,858	1,329,336	0.13%
UNS Energy Corp.	15,880	809,245	0.08%
Vectren Corp.	208,916	7,846,885	0.78%
WGL Holdings, Inc.	290,165	13,411,426	1.33%
Wisconsin Energy Corp.	149,460	6,716,732	0.67%
Xcel Energy, Inc.	352,291	11,199,331	1.11%
		642,917,118	63.66%

Total Common Stocks
(Cost $668,125,381)		994,955,826	98.52%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

SHORT-TERM INVESTMENTS – 1.21%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.21%
Fidelity Government Portfolio –
Institutional Class, 0.01 (c)	12,249,977	$12,249,977	1.21%

Total Money Market Funds
(Cost $12,249,977)		12,249,977	1.21%

Total Short-Term Investments
(Cost $12,249,977)		12,249,977	1.21%

Total Investments
(Cost $680,375,358) – 99.73%		1,007,205,803	99.73%

Other Assets in Excess
of Liabilities – 0.27%		2,722,224	0.27%
TOTAL NET ASSETS – 100.00%		$1,009,928,027	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of April 30, 2013.

Summary of Fair Value Exposure at April 30, 2013

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2013 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Energy	$347,268,708	$—	$—	$347,268,708
Financials	4,770,000	—	—	4,770,000
Utilities	642,917,118	—	—	642,917,118
Total Common Stock	$994,955,826	$—	$—	$994,955,826
Short-Term Investments
Money Market Funds	$12,249,977	$—	$—	$12,249,977
Total Short-Term Investments	$12,249,977	$—	$—	$12,249,977
Total Investments in Securities	$1,007,205,803	$—	$—	$1,007,205,803

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2013, the Fund recognized transfers between levels 1 and 2.  Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period.

Level 1 Reconciliation Disclosure

The following amounts were transferred in (out) of Level 1 assets:

Total Common Stock
Transfers into Level 1	$241,399
Transfers out of Level 1	—
Net transfers in and/or (out) of Level 1	$241,399

Transfers into Level 2	$—
Transfers out of Level 2	(241,399)
Net transfers in and/or (out) of Level 1	$(241,399)

The Fund transferred $241,399 from Level 2 to Level 1 at April 30, 2013.  The security was transferred due to lack of an active market on October 31, 2012, but actively traded on April 30, 2013.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

HENNESSY SMALL CAP FINANCIAL FUND

As of April 30, 2013 (Unaudited)

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
MGIC Investment Corp.	2.75%
KB Home	2.74%
RAIT Financial Trust	2.71%
Nationstar Mortgage Holdings, Inc.	2.66%
Popular, Inc.	2.62%
MBIA, Inc.	2.59%
NorthStar Realty Finance Corp.	2.58%
HomeStreet, Inc.	2.53%
Hingham Institution for Savings	2.50%
BankUnited, Inc.	2.48%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                         1-800-966-4354

COMMON STOCKS – 92.24%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 2.74%
KB Home	310,000	$6,987,400	2.74%

Financials – 87.73%
American Capital Ltd. (a)	180,000	2,723,400	1.07%
Associated Banc-Corp.	90,000	1,284,300	0.50%
Astoria Financial Corp.	490,000	4,699,100	1.84%
Bancorp Inc. Del (a)	109,600	1,424,800	0.56%
BankUnited, Inc.	250,000	6,337,500	2.48%
Banner Corp.	145,000	4,737,150	1.85%
Brookline Bancorp, Inc.	210,000	1,764,000	0.69%
Capital Bank Financial Corp. (a)	20,000	357,400	0.14%
CapitalSource, Inc.	630,000	5,638,500	2.21%
Cowen Group Inc. (a)	500,000	1,280,000	0.50%
Encore Capital Group, Inc. (a)	200,000	5,698,000	2.23%
Everbank Financial Corp.	270,000	4,320,000	1.69%
First Bancorp (a)(b)	1,070,000	6,323,700	2.48%
First Connecticut Bancorp, Inc.	189,700	2,815,148	1.10%
First Horizon National Corp.	200,000	2,080,000	0.81%
First Niagara Financial Group, Inc.	315,000	2,995,650	1.17%
Flagstar Bancorp, Inc. (a)	505,000	6,267,050	2.45%
Flushing Financial Corp.	300,000	4,554,000	1.78%
Forestar Group, Inc. (a)	175,000	3,769,500	1.48%
Fulton Financial Corp.	385,000	4,258,100	1.67%
Genworth Financial, Inc. (a)	450,000	4,513,500	1.77%
Green Dot Corp., Class A (a)	100,000	1,571,000	0.62%
Greenhill & Co, Inc.	4,700	217,093	0.08%
Hingham Institution for Savings	94,000	6,392,940	2.50%
Home Loan Servicing Solutions LTD (b)	260,000	5,889,000	2.31%
HomeStreet, Inc.	300,000	6,450,000	2.53%
Independent Bank Corp.	50,000	1,552,000	0.61%
Investors Bancorp, Inc.	71,300	1,411,740	0.55%
JMP Group, Inc.	33,656	217,418	0.09%
KeyCorp	130,000	1,296,100	0.51%
KKR Financial Holdings LLC	560,000	5,986,400	2.34%
Ladenburg Thalman
Financial Services, Inc. (a)	62,700	92,169	0.04%
MBIA, Inc. (a)	700,000	6,622,000	2.59%
MGIC Investment Corp. (a)	1,300,000	7,020,000	2.75%
Nationstar Mortgage Holdings, Inc. (a)	185,000	6,802,450	2.66%
Netspend Holdings, Inc. (a)	360,000	5,745,600	2.25%
NorthStar Realty Finance Corp.	660,000	6,580,200	2.58%
Northwest Bancshares, Inc.	55,000	673,750	0.26%
OceanFirst Financial Corp.	230,000	3,268,300	1.28%
Ocwen Financial Corp. (a)	165,000	6,035,700	2.36%
Oppenheimer Holdings, Inc.	123,306	2,281,161	0.89%
PHH Corp. (a)	285,000	6,007,800	2.35%
Piper Jaffray Companies, Inc. (a)	40,000	1,350,400	0.53%
Popular, Inc. (a)(b)	235,000	6,695,150	2.62%
Portfolio Recovery Associates, Inc. (a)	16,000	1,964,000	0.77%
PrivateBancorp, Inc.	90,000	1,726,200	0.68%
Radian Group, Inc.	425,000	5,078,750	1.99%
RAIT Financial Trust	810,000	6,917,400	2.71%
Rockville Financial, Inc.	230,000	2,990,000	1.17%
Sterling Financial Corp.	275,000	5,995,000	2.35%
Susquehanna Bancshares, Inc.	180,000	2,100,600	0.82%
SWS Group, Inc. (a)	176,000	1,001,440	0.39%
Synovus Financial Corp.	2,225,000	5,985,250	2.34%
TCF Financial Corp.	155,000	2,255,250	0.88%
Territorial Bancorp, Inc.	110,000	2,571,800	1.01%
United Financial Bancorp, Inc.	200,294	2,966,354	1.16%
Walter Investment
Management Corp. (a)	170,000	5,705,200	2.23%
Washington Federal, Inc.	135,000	2,317,950	0.91%
Wintrust Financial Corp.	90,000	3,227,400	1.26%
WSFS Financial Corp.	59,900	2,931,506	1.15%
Zions Bancorp.	15,000	369,300	0.14%
		224,102,569	87.73%

Information Technology – 1.77%
Heartland Payment Systems, Inc.	110,000	3,617,900	1.41%
MoneyGram International, Inc. (a)	55,000	908,050	0.36%
		4,525,950	1.77%
Total Common Stocks
(Cost $196,522,341)		235,615,919	92.24%

REITS – 3.13%

Financials – 3.13%
Gramercy Property Trust, Inc. (a)	352,800	1,675,800	0.66%
Pennymac Mortgage Investment Trust	250,000	6,312,500	2.47%
		7,988,300	3.13%
Total Reits
(Cost $7,338,679)		7,988,300	3.13%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SHORT-TERM INVESTMENTS – 4.89%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 4.89%
Fidelity Government Portfolio –
Institutional Class, 0.01 (c)	12,503,040	$12,503,040	4.89%

Total Money Market Funds
(Cost $12,503,040)		12,503,040	4.89%

Total Short-Term Investments
(Cost $12,503,040)		12,503,040	4.89%

Total Investments
(Cost $216,364,060) – 100.26%		256,107,259	100.26%

Liabilities in Excess of
Other Assets – (0.26)%		(673,462)	(0.26)%
TOTAL NET ASSETS – 100.00%		$255,433,797	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of April 30, 2013.

Summary of Fair Value Exposure at April 30, 2013

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2013 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$6,987,400	$—	$—	$6,987,400
Financials	224,102,569	—	—	224,102,569
Information Technology	4,525,950	—	—	4,525,950
Total Common Stock	$235,615,919	$—	$—	$235,615,919
REITS
Financials	$7,988,300	$—	$—	$7,988,300
Total REITS	$7,988,300	$—	$—	$7,988,300
Short-Term Investments
Money Market Funds	$12,503,040	$—	$—	$12,503,040
Total Short-Term Investments	$12,503,040	$—	$—	$12,503,040
Total Investments in Securities	$256,107,259	$—	$—	$256,107,259

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2013, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

HENNESSY LARGE CAP FINANCIAL FUND

As of April 30, 2013 (Unaudited)

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
American International Group, Inc.	5.53%
Citigroup, Inc.	5.45%
Capital One Financial Corp.	5.40%
Bank of America Corp.	5.34%
Discover Financial Services	5.33%
Blackstone Group L.P.	5.28%
JP Morgan Chase & Co.	5.15%
Regions Financial Corp.	5.10%
The PNC Financial Services Group, Inc.	5.10%
The Goldman Sachs Group, Inc.	4.88%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

WWW.HENNESSYFUNDS.COM

COMMON STOCKS – 99.09%	Number		% of
	of Shares	Value	Net Assets
Financials – 89.98%
American Express Co.	30,000	$2,052,300	3.43%
American International Group, Inc. (a)	80,000	3,313,600	5.53%
Bank of America Corp.	260,000	3,200,600	5.34%
Blackrock, Inc.	6,000	1,599,000	2.67%
Blackstone Group L.P.	154,000	3,164,700	5.28%
Capital One Financial Corp.	56,000	3,235,680	5.40%
CIT Group, Inc. (a)	63,000	2,678,130	4.47%
Citigroup, Inc.	70,000	3,266,200	5.45%
Discover Financial Services	73,000	3,193,020	5.33%
Fifth Third Bancorp	80,000	1,362,400	2.27%
Huntington Bancshares, Inc.	315,000	2,258,550	3.77%
JP Morgan Chase & Co.	63,000	3,087,630	5.15%
KeyCorp	180,000	1,794,600	3.00%
LPL Financial Holdings, Inc.	10,000	345,600	0.58%
Morgan Stanley	130,000	2,879,500	4.81%
Regions Financial Corp.	360,000	3,056,400	5.10%
SunTrust Banks, Inc.	95,000	2,778,750	4.64%
The Bank of New York Mellon Corp.	10,000	282,200	0.47%
The Goldman Sachs Group, Inc.	20,000	2,921,400	4.88%
The PNC Financial Services Group, Inc.	45,000	3,054,600	5.10%
U.S. Bancorp (b)	55,000	1,830,400	3.06%
Wells Fargo & Co.	67,000	2,544,660	4.25%
		53,899,920	89.98%

Information Technology – 9.11%
MasterCard, Inc., Class A	5,000	2,764,650	4.61%
Visa, Inc., Class A	16,000	2,695,360	4.50%
		5,460,010	9.11%
Total Common Stocks
(Cost $47,550,459)		59,359,930	99.09%

SHORT-TERM INVESTMENTS – 0.20%

Money Market Funds – 0.20%
Fidelity Government Portfolio –
Institutional Class, 0.01 (c)	119,358	$119,358	0.20%

Total Money Market Funds
(Cost $119,358)		119,358	0.20%

Total Short-Term Investments
(Cost $119,358)		119,358	0.20%

Total Investments
(Cost $47,669,817) – 99.29%		59,479,288	99.29%

Other Assets in Excess
of Liabilities – 0.71%		426,337	0.71%
TOTAL NET ASSETS – 100.00%		$59,905,625	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Investment in affiliated security. Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp. Details of transactions with this affiliated company for the year ended April 30, 2013, are as follows:

	Issuer	U.S. Bancorp
	Beginning Cost	$1,688,883
	Purchase Cost	$646,227
	Sales Cost	$783,705
	Ending Cost	$1,551,405
	Dividend Income	$27,300
	Shares	55,000
	Market Value	$1,830,400
(c)	The rate listed is the fund’s 7-day yield as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Summary of Fair Value Exposure at April 30, 2013

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2013 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Financials	$53,899,920	$—	$—	$53,899,920
Information Technology	5,460,010	—	—	5,460,010
Total Common Stock	$59,359,930	$—	$—	$59,359,930
Short-Term Investments
Money Market Funds	$119,358	$—	$—	$119,358
Total Short-Term Investments	$119,358	$—	$—	$119,358
Total Investments in Securities	$59,479,288	$—	$—	$59,479,288

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2013, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

HENNESSY TECHNOLOGY FUND

As of April 30, 2013 (Unaudited)

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Catamaran Corp.	4.36%
Intuitive Surgical, Inc.	4.35%
Cognizant Technology Solutions Corp.	4.35%
Alexion Pharmaceuticals, Inc.	4.29%
QUALCOMM, Inc.	4.24%
Google, Inc.	4.23%
Cisco Systems, Inc.	4.22%
Cerner Corp.	4.19%
NetApp, Inc.	4.18%
Oracle Corp.	4.17%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                         1-800-966-4354

COMMON STOCKS – 94.46%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 5.26%
Imax Corp. (a)(b)	1,250	$31,913	0.59%
priceline.com, Inc. (a)	316	219,933	4.08%
Shutterfly, Inc. (a)	710	31,616	0.59%
		283,462	5.26%

Financials – 0.77%
Zillow, Inc. (a)	710	41,769	0.77%

Health Care – 19.89%
Alexion Pharmaceuticals, Inc. (a)	2,360	231,280	4.29%
athenahealth, Inc. (a)	700	67,382	1.25%
Catamaran Corp. (a)(b)	4,070	234,961	4.36%
Cerner Corp. (a)	2,335	225,958	4.19%
HealthStream, Inc. (a)	1,350	30,996	0.57%
Intuitive Surgical, Inc. (a)	477	234,822	4.35%
Myriad Genetics, Inc. (a)	1,695	47,206	0.88%
		1,072,605	19.89%

Industrials – 2.16%
Quanta Services, Inc. (a)	4,230	116,240	2.16%

Information Technology – 65.19%
3D Systems Corp. (a)	1,842	70,438	1.31%
Aruba Networks, Inc. (a)	2,160	48,578	0.90%
Cisco Systems, Inc.	10,880	227,609	4.22%
Cognizant Technology
Solutions Corp., Class A (a)	3,617	234,382	4.35%
CoStar Group, Inc. (a)	590	63,962	1.19%
Datawatch Corp. (a)	2,175	27,405	0.51%
Equinix, Inc. (a)	985	210,888	3.91%
Fabrinet (a)(b)	2,100	28,833	0.53%
First Solar, Inc. (a)	1,785	83,110	1.54%
Fortinet, Inc. (a)	3,285	58,999	1.09%
Google, Inc., Class A (a)	277	228,406	4.23%
IAC Interactivecorp	1,740	81,902	1.52%
Interdigital, Inc.	855	37,970	0.70%
IPG Photonics Corp.	1,079	68,711	1.27%
IXIA (a)	1,810	29,811	0.55%
LivePerson, Inc. (a)	2,210	28,332	0.53%
MICROS Systems, Inc. (a)	1,640	69,552	1.29%
Monotype Imaging Holdings, Inc.	1,325	30,727	0.57%
NetApp, Inc. (a)	6,465	225,564	4.18%
NetSuite, Inc. (a)	1,500	131,940	2.45%
NeuStar, Inc. (a)	1,270	55,715	1.03%
OmniVision Technologies, Inc. (a)	2,310	30,977	0.57%
Oracle Corp.	6,860	224,871	4.17%
PROS Holdings, Inc. (a)	1,138	29,497	0.55%
QUALCOMM, Inc.	3,710	228,610	4.24%
Rackspace Hosting, Inc. (a)	2,865	138,093	2.56%
RF Industries Ltd.	4,908	29,399	0.55%
Rudolph Technologies, Inc. (a)	2,790	32,559	0.60%
salesforce.com, Inc. (a)	5,380	221,172	4.10%
Semtech Corp. (a)	1,375	44,096	0.82%
SolarWinds, Inc. (a)	1,540	78,309	1.45%
Sourcefire, Inc. (a)	615	29,372	0.55%
SS&C Technologies Holdings, Inc. (a)	1,615	49,564	0.92%
Syntel, Inc.	799	50,473	0.94%
Tangoe, Inc. (a)	2,450	31,507	0.58%
Ultratech, Inc. (a)	1,025	30,207	0.56%
Western Digital Corp.	4,060	224,437	4.16%
		3,515,977	65.19%

Manufacturing – 1.19%
Stratasys Ltd. (a)(b)	775	64,365	1.19%

Total Common Stocks
(Cost $4,657,993)		5,094,418	94.46%

MUTUAL FUNDS – 0.57%

Hercules Technology Growth Capital, Inc.	2,320	30,856	0.57%

Total Mutual Funds
(Cost $30,635)		30,856	0.57%

SHORT-TERM INVESTMENTS – 5.51%

Money Market Funds – 5.51%
Federated Government
Obligations Fund – Class I, 0.01 (c)	37,373	37,373	0.69%
Fidelity Government Portfolio –
Institutional Class, 0.01 (c)	260,000	260,000	4.82%

Total Money Market Funds
(Cost $297,373)		297,373	5.51%

Total Short-Term Investments
(Cost $297,373)		297,373	5.51%

Total Investments
(Cost $4,986,001) – 100.54%		5,422,647	100.54%

Liabilities in Excess of
Other Assets – (0.54)%		(29,120)	(0.54)%
TOTAL NET ASSETS – 100.00%		$5,393,527	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Summary of Fair Value Exposure at April 30, 2013

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2013 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$283,462	$—	$—	$283,462
Financials	41,769	—	—	41,769
Health Care	1,072,605	—	—	1,072,605
Industrials	116,240	—	—	116,240
Information Technology	3,515,977	—	—	3,515,977
Manufacturing	64,365	—	—	64,365
Total Common Stock	$5,094,418	$—	$—	$5,094,418
Mutual Funds
Mutual Funds	$30,856	$—	$—	$30,856
Total Mutual Funds	$30,856	$—	$—	$30,856
Short-Term Investments
Money Market Funds	$297,373	$—	$—	$297,373
Total Short-Term Investments	$297,373	$—	$—	$297,373
Total Investments in Securities	$5,422,647	$—	$—	$5,422,647

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2013, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

HENNESSY JAPAN FUND

As of April 30, 2013 (Unaudited)

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Ryohin Keikaku Co., Ltd.	7.16%
Shimano, Inc.	5.64%
Misumi Group, Inc.	5.43%
Keyence Corp.	5.41%
Nidec Corp.	4.80%
Rohto Pharmaceutical Co., Ltd.	4.79%
Kao Corp.	4.75%
Mitsubishi Corp.	4.43%
Asics Corp.	4.10%
Sumitomo Corp.	4.08%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

WWW.HENNESSYFUNDS.COM

COMMON STOCKS – 80.60%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 21.11%
Asics Corp.	68,000	$1,225,584	4.10%
Isuzu Motors, Ltd.	189,000	1,258,255	4.21%
Ryohin Keikaku Co., Ltd.	22,700	2,142,278	7.16%
Shimano, Inc.	19,400	1,685,572	5.64%
		6,311,689	21.11%

Consumer Staples – 10.95%
Kao Corp.	41,100	1,420,803	4.75%
Pigeon Corp.	11,200	961,625	3.22%
Unicharm Corp.	13,800	891,829	2.98%
		3,274,257	10.95%

Financials – 4.16%
Mizuho Financial Group	238,500	526,004	1.76%
Sumitomo Mitsui Financial Group, Inc.	15,200	718,018	2.40%
		1,244,022	4.16%

Health Care – 10.59%
Mani, Inc.	12,700	429,261	1.43%
Rohto Pharmaceutical Co., Ltd.	102,000	1,431,358	4.79%
Terumo Corp.	26,300	1,305,760	4.37%
		3,166,379	10.59%

Industrials – 26.57%
Daikin Industries	19,700	790,142	2.64%
Itochu Corp.	52,500	648,946	2.17%
Komatsu, Ltd.	11,300	308,219	1.03%
Marubeni Corp.	83,000	593,435	1.99%
Misumi Group, Inc.	53,300	1,624,396	5.43%
Mitsubishi Corp.	73,800	1,323,305	4.43%
Nidec Corp.	21,100	1,435,021	4.80%
Sumitomo Corp.	97,900	1,221,177	4.08%
		7,944,641	26.57%

Information Technology – 5.41%
Keyence Corp.	5,100	1,616,556	5.41%

Materials – 1.81%
Fuji Seal International, Inc.	19,300	543,057	1.81%

Total Common Stocks
(Cost $16,562,758)		24,100,601	80.60%

SHORT-TERM INVESTMENTS – 20.95%

Money Market Funds – 20.95%
Dreyfus Government Cash
Management, 0.01% (a)	1,350,000	$1,350,000	4.51%
Fidelity Institutional Money
Market Portfolio, 0.043% (a)	865,849	865,849	2.91%
Federated Government
Obligations Fund – Class I, 0.01% (a)	1,350,000	1,350,000	4.51%
Federated Treasury
Obligations Fund, 0.01% (a)	1,350,000	1,350,000	4.51%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	1,350,000	1,350,000	4.51%

Total Money Market Funds
(Cost $6,265,849)		6,265,849	20.95%

Total Short-Term Investments
(Cost $6,265,849)		6,265,849	20.95%

Total Investments
(Cost $22,828,607) – 101.55%		30,366,450	101.55%

Liabilities in Excess of
Other Assets – (1.55)%		(465,098)	(1.55)%
TOTAL NET ASSETS – 100.00%		$29,901,352	100.00%
Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Summary of Fair Value Exposure at April 30, 2013

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2013 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$6,311,689	$—	$—	$6,311,689
Consumer Staples	3,274,257	—	—	3,274,257
Financials	1,244,022	—	—	1,244,022
Health Care	3,166,379	—	—	3,166,379
Industrials	7,944,641	—	—	7,944,641
Information Technology	1,616,556	—	—	1,616,556
Materials	543,057	—	—	543,057
Total Common Stock	$24,100,601	$—	$—	$24,100,601
Short-Term Investments
Money Market Funds	$6,265,849	$—	$—	$6,265,849
Total Short-Term Investments	$6,265,849	$—	$—	$6,265,849
Total Investments in Securities	$30,366,450	$—	$—	$30,366,450

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2013, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

HENNESSY JAPAN SMALL CAP FUND

As of April 30, 2013 (Unaudited)

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Seiko Holdings	2.44%
Obara Group, Inc.	2.29%
Village Vanguard Co., Ltd.	2.23%
D.A. Consortium, Inc.	2.03%
UT Holdings Co., Ltd.	2.01%
Elecom Co., Ltd.	1.93%
Central Glass Co.	1.91%
Prestige International, Inc.	1.89%
Iriso Electronics	1.87%
Sankyo Seiko Co.	1.83%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                         1-800-966-4354

COMMON STOCKS – 89.54%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 23.91%
Accordia Golf Co., Ltd.	268	$304,330	1.46%
Ahresty Corp.	43,000	293,768	1.41%
Alpen Co. Ltd.	8,900	185,788	0.89%
D.A. Consortium, Inc.	97,200	423,757	2.03%
Doshisha Co., Ltd.	18,400	289,915	1.39%
Faltec Co., Ltd.	8,000	377,494	1.81%
Gulliver International Co., Ltd.	29,100	233,433	1.12%
Hagihara Industries Inc.	15,700	286,831	1.37%
Mitsui Home Co.	69,000	414,772	1.99%
Nippon Seiki Co., Ltd.	27,000	355,901	1.70%
Sankyo Seiko Co.	100,000	382,623	1.83%
Seiko Holdings	87,000	509,586	2.44%
Seiren Co Ltd	43,200	287,601	1.38%
Tohokushinsha Film Corp.	18,100	179,171	0.86%
Village Vanguard Co., Ltd.	221	466,552	2.23%
		4,991,522	23.91%

Consumer Staples – 1.45%
S Foods, Inc.	30,000	302,200	1.45%

Financials – 1.56%
Kenedix, Inc.	451	326,158	1.56%

Industrials – 34.27%
Anest Iwata Corp.	75,000	328,512	1.57%
Central Glass Co.	113,000	398,749	1.91%
Fuji Machine Manufacturing Co., Ltd.	22,000	191,147	0.92%
Hanwa Co., Ltd.	93,000	350,116	1.68%
Japan Pulp & Paper Co., Ltd.	98,000	299,574	1.43%
Kito Corp.	30,600	324,881	1.56%
Kitz Corp.	65,600	378,183	1.81%
Kyosan Electric Manufacturing Co., Ltd.	108,000	357,840	1.71%
NEC Capital Solutions Ltd.	9,400	346,648	1.66%
Nichiha Corp.	18,700	299,246	1.43%
Nihon Trim Co., Ltd.	6,650	375,186	1.80%
Nippon Koei Co.	64,000	251,444	1.20%
Nittoku Engineering Co., Ltd.	22,900	226,451	1.08%
Obara Group, Inc.	19,800	477,507	2.29%
Prestige International, Inc.	31,100	393,994	1.89%
Sankyu, Inc.	55,000	245,422	1.18%
Sanwa Holdings Corp.	51,000	309,186	1.48%
SBS Holdings, Inc.	21,500	295,312	1.41%
Shin Nippon Air Technologies Co., Ltd.	61,900	367,012	1.76%
Teikoku Electric Manufacturing Co., Ltd.	13,900	263,927	1.26%
Tocalo Co., Ltd.	22,000	321,588	1.54%
Tomoe Engineering Co., Ltd.	14,700	302,339	1.45%
Toshin Group Co., Ltd.	2,200	52,334	0.25%
		7,156,598	34.27%

Information Technology – 20.11%
Asahi Net, Inc.	50,000	255,937	1.23%
Broadleaf Co., Ltd.	15,000	277,273	1.33%
Elecom Co., Ltd.	29,000	403,683	1.93%
Hakuto Co., Ltd.	31,900	325,921	1.56%
Iriso Electronics	17,400	391,426	1.87%
Macnica, Inc.	15,100	308,242	1.48%
Nippon Chemi-Con Corp.	79,000	269,047	1.29%
SIIX Corp.	18,900	284,998	1.37%
SRA Holdings, Inc.	26,200	298,323	1.43%
Sumida Corp.	44,400	226,361	1.08%
Tamura Corp.	61,000	126,399	0.61%
Towa Corp.	56,600	348,942	1.67%
UT Holdings Co., Ltd.	465	420,234	2.01%
Yokowo Co., Ltd.	44,800	261,488	1.25%
		4,198,274	20.11%

Materials – 7.50%
Fujikura Kasei Co., Ltd.	33,500	138,488	0.66%
Fujimori Kogyo Co.	10,000	319,023	1.53%
Harima Chemicals Group, Inc.	51,100	246,366	1.18%
Hodogaya Chemical Co., Ltd.	80,000	180,540	0.87%
Konishi Co., Ltd.	6,000	111,279	0.53%
Ube Material Industries, Ltd.	102,000	244,838	1.17%
Yushiro Chemical Industry Co., Ltd.	33,800	325,917	1.56%
		1,566,451	7.50%

Utilities – 0.74%
Shizuokagas Co.	19,500	154,423	0.74%

Total Common Stocks
(Cost $15,228,009)		18,695,626	89.54%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SHORT-TERM INVESTMENTS – 10.90%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 10.90%
Federated Government
Obligations Fund – Class I, 0.01% (a)	950,000	$950,000	4.55%
Federated Treasury
Obligations Fund, 0.01% (a)	374,990	374,990	1.80%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	950,000	950,000	4.55%

Total Money Market Funds
(Cost $2,274,990)		2,274,990	10.90%

Total Short-Term Investments
(Cost $2,274,990)		2,274,990	10.90%

Total Investments
(Cost $17,502,999) – 100.44%		20,970,616	100.44%

Liabilities in Excess of
Other Assets – (0.44)%		(90,899)	(0.44)%
TOTAL NET ASSETS – 100.00%		$20,879,717	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of April 30, 2013.

Summary of Fair Value Exposure at April 30, 2013

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2013 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$4,991,522	$—	$—	$4,991,522
Consumer Staples	302,200	—	—	302,200
Financials	326,158	—	—	326,158
Industrials	7,156,598	—	—	7,156,598
Information Technology	4,198,274	—	—	4,198,274
Materials	1,566,451	—	—	1,566,451
Utilities	154,423	—	—	154,423
Total Common Stock	$18,695,626	$—	$—	$18,695,626
Short-Term Investments
Money Market Funds	$2,274,990	$—	$—	$2,274,990
Total Short-Term Investments	$2,274,990	$—	$—	$2,274,990
Total Investments in Securities	$20,970,616	$—	$—	$20,970,616

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2013, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Statements
Statements of Assets and Liabilities as of April 30, 2013 (Unaudited)

			HENNESSY
	HENNESSY	HENNESSY	CORNERSTONE
	CORNERSTONE	FOCUS	MID CAP 30
	GROWTH FUND	FUND	FUND
ASSETS:
Investments in securities, at value (cost $293,424,996, $428,085,846,
$178,484,466, $82,952,185, $116,023,361, $111,220,048, $99,795,418,
$243,269,132, $12,080,594 and $11,368,601, respectively)	$313,648,889	$914,491,120	$209,689,874
Dividends and interest receivable	125,605	132,442	77,723
Receivable for fund shares sold	107,044	3,380,655	762,018
Receivable for securities sold	—	—	—
Return of capital receivable	68,207	—	—
Prepaid expenses and other assets	35,499	41,077	38,588
Due from Advisor	—	—	—
Total Assets	313,985,244	918,045,294	210,568,203

LIABILITIES:
Payable for securities purchased	—	820,597	—
Payable for fund shares redeemed	1,224,824	329,833	247,499
Payable to Advisor	194,349	654,456	123,284
Payable to Administrator	97,566	178,891	58,005
Payable to Auditor	26,410	9,628	21,717
Distribution payable	—	—	—
Accrued distribution fees	—	307,561	—
Accrued service fees	23,918	—	12,874
Reverse repurchase agreement	—	—	—
Accrued interest payable	157	—	551
Accrued directors fees	—	—	—
Accrued expenses and other payables	136,885	193,811	75,365
Total Liabilities	1,704,109	2,494,777	539,295
NET ASSETS	$312,281,135	$915,550,517	$210,028,908

NET ASSETS CONSIST OF:
Capital stock	$495,154,115	$437,318,651	$200,367,901
Accumulated net investment income (loss)	(2,505,221)	(8,757,936)	105,558
Accumulated net realized gain (loss) on investments	(200,591,652)	584,528	(21,649,959)
Unrealized net appreciation on investments	20,223,893	486,405,274	31,205,408
Total Net Assets	$312,281,135	$915,550,517	$210,028,908

NET ASSETS
Investor Class:
Shares authorized ($.0001 par value)	25,000,000,000	Unlimited	25,000,000,000
Net assets applicable to outstanding Investor Class shares	284,037,900	848,453,804	162,988,228
Shares issued and outstanding	20,522,991	15,030,712	10,001,721
Net asset value, offering price and redemption price per share	$13.84	$56.45	$16.30

Institutional Class:
Shares authorized ($.0001 par value)	25,000,000,000	Unlimited	25,000,000,000
Net assets applicable to outstanding Institutional Class shares	28,243,235	67,096,713	47,040,680
Shares issued and outstanding	2,005,685	1,176,908	2,841,564
Net asset value, offering price and redemption price per share	$14.08	$57.01	$16.55

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

HENNESSY
CORNERSTONE	HENNESSY	HENNESSY	HENNESSY	HENNESSY	HENNESSY	HENNESSY
LARGE GROWTH	CORNERSTONE	LARGE VALUE	TOTAL RETURN	EQUITY AND	BALANCED	CORE BOND
FUND	VALUE FUND	FUND	FUND	INCOME FUND	FUND	FUND

$96,867,229	$139,084,054	$138,160,887	$114,273,235	$279,851,711	$13,330,653	$11,879,037
85,931	343,929	134,459	154,954	1,233,618	17,636	100,658
4,831	17,196	1,343	97,113	1,007,077	100	37,794
—	—	1,580,956	—	—	—	259,353
—	—	—	—	—	—	—
28,285	24,898	29,153	13,502	37,667	16,555	23,327
—	—	—	—	—	—	1,336
96,986,276	139,470,077	139,906,798	114,538,804	282,130,073	13,364,944	12,301,505

—	—	1,575,078	—	1,408,864	—	—
5,327	23,389	5,630	19,933	86,566	—	765
58,042	83,086	95,418	39,730	175,708	6,534	—
30,173	45,269	46,604	27,199	55,135	4,516	5,187
23,022	16,014	13,954	14,949	9,685	13,214	9,682
—	—	—	—	—	—	1,481
—	—	—	44,906	85,302	15,311	39,197
6,550	10,894	11,186	6,622	—	1,089	—
—	—	—	32,382,000	—	—	—
70	—	—	9,989	—	—	—
400	2,519	339	525	—	923	—
15,840	33,682	32,922	35,386	10,591	7,252	6,116
139,424	214,853	1,781,131	32,581,239	1,831,851	48,839	62,428
$96,846,852	$139,255,224	$138,125,667	$81,957,565	$280,298,222	$13,316,105	$12,239,077

$80,949,405	$147,591,126	$130,963,974	$72,833,948	$235,851,464	$12,159,727	$10,561,696
702,282	866,410	309,869	69,334	494,485	(5,968)	(8,011)
1,280,121	(32,263,005)	(20,089,015)	(5,423,534)	7,369,694	(87,713)	1,174,956
13,915,044	23,060,693	26,940,839	14,477,817	36,582,579	1,250,059	510,436
$96,846,852	$139,255,224	$138,125,667	$81,957,565	$280,298,222	$13,316,105	$12,239,077

Unlimited	25,000,000,000	Unlimited	100,000,000	Unlimited	100,000,000	Unlimited
80,958,914	135,100,794	137,638,770	81,957,565	203,039,278	13,316,105	3,828,353
6,810,138	8,663,114	4,886,783	5,862,421	13,363,063	1,049,330	391,204
$11.89	$15.59	$28.17	$13.98	$15.19	$12.69	$9.79

Unlimited	25,000,000,000	Unlimited	N/A	Unlimited	N/A	Unlimited
15,887,938	4,154,430	486,897	N/A	77,258,944	N/A	8,410,724
1,326,106	266,461	17,242	N/A	5,354,361	N/A	949,420
$11.98	$15.59	$28.24	N/A	$14.43	N/A	$8.86

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Statements
Statements of Assets and Liabilities as of April 30, 2013 (Unaudited)

		HENNESSY	HENNESSY
	HENNESSY	SMALL CAP	LARGE CAP
	GAS UTILITY	FINANCIAL	FINANCIAL
	INDEX FUND	FUND	FUND
ASSETS:
Investments in securities, at value (cost $680,375,358, $216,364,060,
$46,118,412, $4,986,001, $22,828,607 and $17,502,999 respectively)	$1,007,205,803	$256,107,259	$57,648,888
Investments in affiliated securities, at value
(cost $0, $0, $1,551,405, $0, $0 and $0, respectively)	—	—	1,830,400
Cash	1,492	—	—
Dividends and interest receivable	1,627,449	123,227	38,565
Receivable for fund shares sold	8,981,998	367,925	59,935
Receivable for securities sold	—	1,731,980	1,195,380
Return of capital receivable	—	—	46,200
Prepaid expenses and other assets	45,665	22,748	14,648
Due from Advisor	—	—	—
Total Assets	1,017,862,407	258,353,139	60,834,016

LIABILITIES:
Payable for securities purchased	6,601,597	2,353,642	780,065
Payable for fund shares redeemed	615,722	206,726	50,453
Payable to Advisor	309,838	188,330	43,473
Payable to Administrator	171,697	53,134	12,534
Payable to Auditor	9,624	9,626	9,624
Distribution payable	—	—	—
Accrued distribution fees	—	65,578	18,074
Accrued service fees	—	—	—
Accrued interest payable	—	—	—
Accrued directors fees	—	—	752
Accrued expenses and other payables	225,902	42,306	13,416
Total Liabilities	7,934,380	2,919,342	928,391
NET ASSETS	$1,009,928,027	$255,433,797	$59,905,625

NET ASSETS CONSIST OF:
Capital stock	$700,432,666	$211,370,943	$50,773,050
Accumulated net investment income (loss)	516,922	80,429	(74,294)
Accumulated net realized gain (loss) on investments	(17,856,666)	4,239,226	(2,602,602)
Unrealized net appreciation on investments	326,835,105	39,743,199	11,809,471
Total Net Assets	$1,009,928,027	$255,433,797	$59,905,625

NET ASSETS
Investor Class:
Shares authorized ($.0001 par value)	Unlimited	Unlimited	Unlimited
Net assets applicable to outstanding Investor Class shares	1,009,928,027	211,860,266	59,905,625
Shares issued and outstanding	38,572,152	9,614,259	3,619,006
Net asset value, offering price and redemption price per share	$26.18	$22.04	$16.55

Institutional Class:
Shares authorized ($.0001 par value)	N/A	Unlimited	N/A
Net assets applicable to outstanding Institutional Class shares	N/A	43,573,531	N/A
Shares issued and outstanding	N/A	3,152,314	N/A
Net asset value, offering price and redemption price per share	N/A	$13.82	N/A

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

		HENNESSY
HENNESSY	HENNESSY	JAPAN
TECHNOLOGY	JAPAN	SMALL CAP
FUND	FUND	FUND

$5,422,647	$30,366,450	$20,970,616

—	—	—
—	—	—
3	127,370	182,917
75	1,106,253	321,032
26,480	—	7,011
—	—	—
17,028	18,880	12,556
3,515	—	—
5,469,748	31,618,953	21,494,132

44,553	1,601,594	563,437
14,937	55,290	1,025
—	21,217	17,167
2,783	8,260	5,584
9,626	13,205	11,333
—	—	—
2,921	—	—
—	1,528	1,430
—	19	—
—	978	1,014
1,401	15,510	13,425
76,221	1,717,601	614,415
$5,393,527	$29,901,352	$20,879,717

$7,252,122	$55,789,205	$16,790,677
(91,520)	(52,870)	(1,235)
(2,203,721)	(33,362,598)	628,344
436,646	7,527,615	3,461,931
$5,393,527	$29,901,352	$20,879,717

Unlimited	Unlimited	Unlimited
4,355,875	22,298,161	20,879,717
375,200	1,210,097	1,845,172
$11.61	$18.43	$11.32

Unlimited	Unlimited	N/A
1,037,652	7,603,191	N/A
88,766	406,988	N/A
$11.69	$18.68	N/A

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Statements
Statements of Operations as of April 30, 2013 (Unaudited)

			HENNESSY
	HENNESSY	HENNESSY	CORNERSTONE
	CORNERSTONE	FOCUS	MID CAP 30
	GROWTH FUND	FUND	FUND
INVESTMENT INCOME:
Dividend income(1)	$2,053,014	$2,484,055	$2,526,281
Interest income	490	2,040	286
Total investment income	2,053,504	2,486,095	2,526,567

EXPENSES:
Investment advisory fees	1,157,957	3,676,812	678,059
Administration, fund accounting, custody and transfer agent fees	328,610	490,242	186,422
Distribution fees – Investor Class (See Note 6)	—	943,049	—
Service fees – Investor Class (See Note 6)	141,384	—	70,702
Federal and state registration fees	21,687	27,020	22,337
Audit fees	3,302	9,624	—
Legal fees	3,719	4,219	3,720
Compliance expense	3,566	2,952	3,508
Consulting expense	4,529	3,767	3,841
Reports to shareholders	36,979	60,874	16,429
Directors’ fees and expenses	5,667	9,598	5,896
Sub-transfer agent expenses – Investor Class (See Note 6)	246,151	385,702	129,533
Sub-transfer agent expenses – Institutional Class (See Note 6)	14,328	24,155	12,574
Interest expense (See Note 4)	—	—	—
Other	16,745	50,145	12,651
Total expenses before reimbursement from advisor	1,984,624	5,688,159	1,145,672
Expense reimbursement from advisor – Investor Class	—	—	—
Expense reimbursement from advisor – Institutional Class	—	—	—
Administration expense waiver (See Note 6)	(18,771)	—	(20,670)
Net expenses	1,965,853	5,688,159	1,125,002
NET INVESTMENT INCOME (LOSS)	$87,651	$(3,202,064)	$1,401,565

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments	$43,913,466	$867,200	$23,475,586
Change in unrealized appreciation on investments	(8,810,433)	143,259,556	3,753,164
Net gain (loss) on investments	35,103,033	144,126,756	27,228,750
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,190,684	$140,924,692	$28,630,315

(1)	Net of foreign taxes withheld of $0, $0, $0, $0, $67,429, $0, $0, $0 $0 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

HENNESSY
CORNERSTONE	HENNESSY	HENNESSY	HENNESSY	HENNESSY	HENNESSY	HENNESSY
LARGE GROWTH	CORNERSTONE	LARGE VALUE	TOTAL RETURN	EQUITY AND	BALANCED	CORE BOND
FUND	VALUE FUND	FUND	FUND	INCOME FUND	FUND	FUND

$1,276,928	$2,552,090	$1,553,499	$1,004,783	$3,600,285	$146,241	$105,057
140	195	72	19,240	1,288,054	1,434	381,847
1,277,068	2,552,285	1,553,571	1,024,023	4,888,339	147,675	486,904

374,804	477,850	551,219	229,974	1,114,991	46,327	97,575
106,363	137,606	136,184	80,491	167,248	16,214	14,727
—	—	—	57,493	232,271	11,582	5,218
38,390	63,056	64,782	38,329	—	7,721	—
19,171	19,538	19,722	13,759	43,959	12,171	25,892
765	12,708	10,598	11,594	9,681	10,357	9,681
3,472	1,720	1,972	2,976	3,720	2,854	3,720
3,508	3,487	3,508	3,508	3,508	3,508	3,508
4,529	3,583	3,582	3,585	4,448	3,581	3,584
7,074	12,404	12,841	7,004	6,340	2,301	2,134
5,909	8,117	5,829	4,303	5,598	4,298	5,598
11,517	43,112	45,348	29,895	73,408	8,264	567
4,480	269	—	N/A	24,544	N/A	10,476
—	—	—	42,233	—	—	—
7,996	10,304	10,111	6,661	33,567	4,307	6,117
587,978	793,754	865,696	531,805	1,723,283	133,485	188,797
—	—	—	—	(3,667)	—	(10,747)
—	—	—	N/A	—	N/A	(44,729)
(13,207)	(1,603)	(118)	—	—	—	—
574,771	792,151	865,578	531,805	1,719,616	133,485	133,321
$702,297	$1,760,134	$687,993	$492,218	$3,168,723	$14,190	$353,583

$5,349,649	$12,007,219	$9,806,588	$1,756,172	$10,349,886	$1,181,557	$1,185,677
5,343,469	3,710,139	8,097,497	6,083,060	12,806,228	(392,661)	(1,316,059)
10,693,118	15,717,358	17,904,085	7,839,232	23,156,114	788,896	(130,382)
$11,395,415	$17,477,492	$18,592,078	$8,331,450	$26,324,837	$803,086	$223,201

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Statements
Statements of Operations as of April 30, 2013 (Unaudited)

		HENNESSY	HENNESSY
	HENNESSY	SMALL CAP	LARGE CAP
	GAS UTILITY	FINANCIAL	FINANCIAL
	INDEX FUND	FUND	FUND
INVESTMENT INCOME:
Dividend income from unaffiliated securities(1)	$13,363,897	$2,633,666	$370,654
Dividend income from affiliated securities	—	—	27,300
Interest income	443	505	57
Total investment income	13,364,340	2,634,171	398,011
EXPENSES:
Investment advisory fees	1,568,331	1,052,083	269,164
Administration, fund accounting, custody and transfer agent fees	470,499	140,278	35,889
Distribution fees – Investor Class (See Note 6)	—	240,709	74,768
Service fees – Investor Class (See Note 6)	—	—	—
Federal and state registration fees	39,581	16,384	16,565
Audit fees	9,624	9,624	9,624
Legal fees	5,719	4,720	3,719
Compliance expense	36,448	3,508	3,508
Consulting expense	3,727	3,971	3,647
Reports to shareholders	95,145	16,601	3,907
Directors’ fees and expenses	10,098	7,198	8,098
Sub-transfer agent expenses – Investor Class (See Note 6)	617,315	100,366	35,817
Sub-transfer agent expenses – Institutional Class (See Note 6)	N/A	14,515	N/A
Interest expense (See Note 4)	—	—	—
Other	173,322	19,111	7,599
Total expenses before reimbursement from advisor	3,029,809	1,629,068	472,305
Expense reimbursement from advisor – Investor Class	—	—	—
Expense reimbursement from advisor – Institutional Class	N/A	—	N/A
Administration expense waiver (See Note 6)	—	—	—
Net expenses	3,029,809	1,629,068	472,305
NET INVESTMENT INCOME (LOSS)	$10,334,531	$1,005,103	$(74,294)
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments from unaffiliated securities	$(398,488)	$12,251,216	$4,843,850
Investments from affiliated securities	—	—	227,487
Change in unrealized appreciation on investments	128,870,676	15,609,309	4,210,555
Net gain (loss) on investments	128,472,188	27,860,525	9,281,892
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$138,806,719	$28,865,628	$9,207,598

(1)	Net of foreign taxes withheld of $189,860, $0, $0, $0, $12,375 and $15,406, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

		HENNESSY
HENNESSY	HENNESSY	JAPAN
TECHNOLOGY	JAPAN	SMALL CAP
FUND	FUND	FUND

$24,253	$159,393	$199,630
—	—	—
19	140	53
24,272	159,533	199,683

24,446	104,552	70,147
3,259	22,656	12,276
5,587	—	—
—	6,760	5,846
14,492	17,216	12,019
9,624	9,850	7,721
4,220	2,472	972
3,508	3,508	3,508
3,588	3,584	3,580
1,219	297	2,596
5,598	5,835	5,837
1,075	15,445	15,384
241	3,093	N/A
—	—	—
4,893	4,267	3,297
81,750	199,535	143,183
(24,617)	—	—
(5,371)	—	N/A
—	—	—
51,762	199,535	143,183
$(27,490)	$(40,002)	$56,500

$141,810	$73,847	$631,103
—	—	—
346,949	4,069,160	3,323,871
488,759	4,143,007	3,954,974
$461,269	$4,103,005	$4,011,474

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Statements
Statements of Changes in Net Assets

	Hennessy Cornerstone Growth Fund

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
OPERATIONS:
Net investment income (loss)	$87,651	$(1,428,623)
Net realized gain on securities	43,913,466	3,675,303
Long-term capital gain distributions from regulated investment companies	—	—
Change in unrealized appreciation (depreciation) on securities	(8,810,433)	43,342,497
Net increase (decrease) in net assets resulting from operations	35,190,684	45,589,177

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	—	—
Net investment income – Institutional Class	—	—
Net realized gains – Investor Class	—	—
Net realized gains – Institutional Class	—	—
Total distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued in the Reorganization – Investor Class (See Note 8)	—	—
Proceeds from shares issued in the Reorganization – Institutional Class (See Note 8)	—	34,071,809
Proceeds from shares subscribed – Investor Class	36,786,218	90,544,279
Proceeds from shares subscribed – Institutional Class	2,485,512	418,215
Dividends reinvested – Investor Class	—	—
Dividends reinvested – Institutional Class	—	—
Cost of shares redeemed – Investor Class	(50,246,276)	(54,063,454)
Cost of shares redeemed – Institutional Class	(14,645,922)	(778,530)
Net increase (decrease) in net assets derived from capital share transactions	(25,620,468)	70,192,319
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,570,216	115,781,496

NET ASSETS:
Beginning of period	302,710,919	186,929,423
End of period	$312,281,135	$302,710,919
Accumulated net investment income (loss), end of period	$(2,505,221)	$(2,592,872)

CHANGES IN SHARES OUTSTANDING:
Shares issued in connection with Reorganization – Investor Class (See Note 8)	—	—
Shares issued in connection with Reorganization – Institutional Class (See Note 8)	—	2,732,499
Shares sold – Investor Class	2,852,678	7,702,040
Shares sold – Institutional Class	180,713	35,989
Shares issued to holders as reinvestment of dividends – Investor Class	—	—
Shares issued to holders as reinvestment of dividends – Institutional Class	—	—
Shares redeemed – Investor Class	(3,788,867)	(4,743,651)
Shares redeemed – Institutional Class	(1,126,353)	(67,781)
Net increase (decrease) in shares outstanding	(1,881,829)	5,659,096

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Hennessy Focus Fund		Hennessy Cornerstone Mid Cap 30 Fund		Hennessy Cornerstone Large Growth Fund

Six Months Ended		Six Months Ended		Six Months Ended
April 30, 2013	Year Ended	April 30, 2013	Year Ended	April 30, 2013	Year Ended
(Unaudited)	October 31, 2012	(Unaudited)	October 31, 2012	(Unaudited)	October 31, 2012

$(3,202,064)	$(5,598,569)	$1,401,565	$1,069,445	$702,297	$1,080,454
867,200	63,683,118	23,475,586	465,078	5,349,649	171,724
—	—	—	—	—	—
143,259,556	49,854,427	3,753,164	21,872,356	5,343,469	5,528,323
140,924,692	107,938,976	28,630,315	23,406,879	11,395,415	6,780,501

—	—	(1,650,619)	—	(719,396)	(557,836)
—	—	(675,237)	—	(361,073)	(1,312)
(58,291,075)	(63,544,133)	—	—	(117,309)	(15,350,002)
(5,349,797)	(5,298,059)	—	—	(52,077)	(25,963)
(63,640,872)	(68,842,192)	(2,325,856)	—	(1,249,855)	(15,935,113)

—	—	—	—	—	—
—	—	—	16,374,686	—	33,698,161
108,385,145	179,555,653	35,213,684	61,505,408	1,256,533	2,170,407
16,541,545	31,219,319	14,207,767	4,266,258	514,904	51,923
56,748,943	61,703,733	1,616,989	—	780,066	14,646,437
4,791,826	4,808,848	657,114	—	406,311	27,274
(96,104,811)	(179,761,921)	(40,152,596)	(81,736,037)	(4,675,106)	(9,670,991)
(36,981,144)	(12,079,868)	(15,290,159)	(6,640,858)	(21,356,602)	(16,525)
53,381,504	85,445,764	(3,747,201)	(6,230,543)	(23,073,894)	40,906,686
130,665,324	124,542,548	22,557,258	17,176,336	(12,928,334)	31,752,074

784,885,193	660,342,645	187,471,650	170,295,314	109,775,186	78,023,112
$915,550,517	$784,885,193	$210,028,908	$187,471,650	$96,846,852	$109,775,186
$(8,757,936)	$(5,555,872)	$105,558	$1,029,849	$702,282	$1,080,454

—	—	—	—	—	—
—	—	—	1,154,875	—	3,110,613
2,052,208	3,675,823	2,245,880	4,595,496	111,841	204,448
309,015	640,920	886,089	312,388	45,071	4,836
1,149,695	1,379,779	114,114	—	72,353	1,455,027
96,221	106,958	45,696	—	37,405	2,689
(1,836,644)	(3,665,085)	(2,728,708)	(6,262,135)	(417,141)	(911,650)
(709,085)	(246,768)	(998,475)	(512,726)	(1,884,359)	(1,399)
1,061,410	1,891,627	(435,404)	(712,102)	(2,034,830)	3,864,564

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Statements
Statements of Changes in Net Assets

	Hennessy Cornerstone Value Fund

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
OPERATIONS:
Net investment income (loss)	$1,760,134	$3,298,953
Net realized gain on securities	12,007,219	3,221,518
Long-term capital gain distributions from regulated investment companies	—	—
Change in unrealized appreciation (depreciation) on securities	3,710,139	8,250,584
Net increase (decrease) in net assets resulting from operations	17,477,492	14,771,055

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(3,262,318)	(3,784,445)
Net investment income – Institutional Class	(77,674)	(49,840)
Net realized gains – Investor Class	—	—
Net realized gains – Institutional Class	—	—
Total distributions	(3,339,992)	(3,834,285)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued in the Reorganization – Investor Class (See Note 8)	—	—
Proceeds from shares issued in the Reorganization – Institutional Class (See Note 8)	—	—
Proceeds from shares subscribed – Investor Class	4,587,900	16,434,099
Proceeds from shares subscribed – Institutional Class	1,527,398	1,336,353
Dividends reinvested – Investor Class	2,900,074	3,373,717
Dividends reinvested – Institutional Class	66,521	37,743
Cost of shares redeemed – Investor Class	(11,167,756)	(21,987,512)
Cost of shares redeemed – Institutional Class	(317,718)	(188,855)
Net increase (decrease) in net assets derived from capital share transactions	(2,403,581)	(994,455)
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,733,919	9,942,315

NET ASSETS:
Beginning of period	127,521,305	117,578,990
End of period	$139,255,224	$127,521,305
Accumulated net investment income (loss), end of period	$866,410	$2,446,268

CHANGES IN SHARES OUTSTANDING:
Shares issued in connection with Reorganization – Investor Class (See Note 8)	—	—
Shares issued in connection with Reorganization – Institutional Class (See Note 8)	—	—
Shares sold – Investor Class	9,242,978	1,221,855
Shares sold – Institutional Class	102,465	100,889
Shares issued to holders as reinvestment of dividends – Investor Class	209,090	264,813
Shares issued to holders as reinvestment of dividends – Institutional Class	4,803	2,967
Shares redeemed – Investor Class	(9,702,723)	(1,636,482)
Shares redeemed – Institutional Class	(21,144)	(14,382)
Net increase (decrease) in shares outstanding	(164,531)	(60,340)

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Hennessy Large Value Fund		Hennessy Total Return Fund		Hennessy Equity and Income Fund

Six Months Ended		Six Months Ended		Six Months Ended
April 30, 2013	Year Ended	April 30, 2013	Year Ended	April 30, 2013	Year Ended
(Unaudited)	October 31, 2012	(Unaudited)	October 31, 2012	(Unaudited)	October 31, 2012

$687,993	$1,452,637	$492,218	$1,016,797	$3,168,723	$3,387,255
9,806,588	9,806,738	1,756,172	3,337,953	10,349,886	1,448,410
—	—	—	—	—	3,301
8,097,497	7,541,982	6,083,060	3,331,681	12,806,228	10,755,082
18,592,078	18,801,357	8,331,450	7,686,431	26,324,837	15,594,048

(1,437,942)	(1,007,288)	(501,289)	(1,013,041)	(1,694,173)	(1,939,551)
(921)	(471)	N/A	N/A	(1,292,710)	(1,382,811)
—	—	—	—	—	—
—	—	N/A	N/A	—	—
(1,438,863)	(1,007,759)	(501,289)	(1,013,041)	(2,986,883)	(3,322,362)

—	—	—	—	—	—
—	—	—	—	—	—
2,015,097	1,325,949	4,985,372	29,998,535	45,856,829	186,044,450
434,869	13,303	N/A	N/A	9,648,789	58,487,290
1,378,307	961,881	455,713	923,418	1,618,823	1,782,862
921	471	N/A	N/A	1,051,558	787,199
(7,926,644)	(19,010,445)	(8,984,468)	(24,056,017)	(57,093,428)	(55,147,222)
(20,543)	(289)	N/A	N/A	(49,527,518)	(10,854,505)
(4,117,993)	(16,709,130)	(3,543,383)	6,865,936	(48,444,947)	181,100,074
13,035,222	1,084,468	4,286,778	13,539,326	(25,106,993)	193,371,760

125,090,445	124,005,977	77,670,787	64,131,461	305,405,215	112,033,455
$138,125,667	$125,090,445	$81,957,565	$77,670,787	$280,298,222	$305,405,215
$309,869	$1,060,739	$69,334	$78,405	$494,485	$312,645

—	—	—	—	—	—
—	—	N/A	N/A	—	—
5,137,931	56,881	381,598	2,462,738	3,153,291	13,582,962
15,698	579	N/A	N/A	699,197	4,455,425
55,132	43,942	34,219	74,537	113,616	129,222
37	21	N/A	N/A	78,056	60,174
(5,365,369)	(817,082)	(697,764)	(1,983,914)	(4,007,121)	(3,976,644)
(772)	(13)	N/A	N/A	(3,586,391)	(818,985)
(157,343)	(715,672)	(281,947)	553,361	(3,549,352)	13,432,154

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Statements
Statements of Changes in Net Assets

	Hennessy Balanced Fund

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
OPERATIONS:
Net investment income (loss)	$14,190	$78,381
Net realized gain on securities	1,181,557	493,334
Long-term capital gain distributions from regulated investment companies	—	—
Change in unrealized appreciation (depreciation) on securities	(392,661)	918,830
Net increase (decrease) in net assets resulting from operations	803,086	1,490,545

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(23,090)	(81,724)
Net investment income – Institutional Class	N/A	N/A
Net realized gains – Investor Class	—	—
Net realized gains – Institutional Class	N/A	N/A
Total distributions	(23,090)	(81,724)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued in the Reorganization – Investor Class (See Note 8)	—	—
Proceeds from shares issued in the Reorganization – Institutional Class (See Note 8)	—	—
Proceeds from shares subscribed – Investor Class	567,771	13,386,838
Proceeds from shares subscribed – Institutional Class	N/A	N/A
Dividends reinvested – Investor Class	21,765	77,883
Dividends reinvested – Institutional Class	N/A	N/A
Cost of shares redeemed – Investor Class	(13,223,203)	(7,726,009)
Cost of shares redeemed – Institutional Class	N/A	N/A
Net increase (decrease) in net assets derived from capital share transactions	(12,633,667)	5,738,712
TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,853,671)	7,147,533

NET ASSETS:
Beginning of period	25,169,776	18,022,243
End of period	$13,316,105	$25,169,776
Accumulated net investment income (loss), end of period	$(5,968)	$2,932

CHANGES IN SHARES OUTSTANDING:
Shares issued in connection with Reorganization – Investor Class (See Note 8)	—	—
Shares issued in connection with Reorganization – Institutional Class (See Note 8)	N/A	N/A
Shares sold – Investor Class	47,361	1,156,321
Shares sold – Institutional Class	N/A	N/A
Shares issued to holders as reinvestment of dividends – Investor Class	1,841	6,678
Shares issued to holders as reinvestment of dividends – Institutional Class	N/A	N/A
Shares redeemed – Investor Class	(1,118,266)	(663,666)
Shares redeemed – Institutional Class	N/A	N/A
Net increase (decrease) in shares outstanding	(1,069,064)	499,333

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Hennessy Core Bond Fund		Hennessy Gas Utility Index Fund		Hennessy Small Cap Financial Fund

Six Months Ended		Six Months Ended		Six Months Ended
April 30, 2013	Year Ended	April 30, 2013	Year Ended	April 30, 2013	Year Ended
(Unaudited)	October 31, 2012	(Unaudited)	October 31, 2012	(Unaudited)	October 31, 2012

$353,583	$936,641	$10,334,531	$16,503,223	$1,005,103	$1,061,732
1,185,677	730,827	(398,488)	15,896,840	12,251,216	1,944,040
—	2,641	—	—	—	—
(1,316,059)	675,399	128,870,676	38,631,748	15,609,309	30,826,479
223,201	2,345,508	138,806,719	71,031,811	28,865,628	33,832,251

(56,312)	(79,978)	(10,270,374)	(16,153,180)	(1,118,881)	(2,581,343)
(307,591)	(855,949)	—	—	(520,872)	(600,281)
(74,517)	(35,520)	(17,562,108)	(3,837,545)	—	—
(670,866)	(224,731)	—	—	—	—
(1,109,286)	(1,196,178)	(27,832,482)	(19,990,725)	(1,639,753)	(3,181,624)

—	—	—	—	—	—
—	—	—	—	—	—
1,826,238	750,864	246,359,468	455,625,004	45,901,030	35,833,043
1,114,376	9,744,071	N/A	N/A	5,975,172	29,798,695
116,426	100,421	26,329,242	18,728,680	1,096,037	2,505,214
976,666	276,637	N/A	N/A	123,116	541,245
(1,600,408)	(1,491,425)	(120,555,352)	(212,356,106)	(25,093,063)	(52,499,033)
(26,217,038)	(915,194)	N/A	N/A	(10,789,437)	(9,935,564)
(23,783,740)	8,465,374	152,133,358	261,997,578	17,212,855	6,243,600
(24,669,825)	9,614,704	263,107,595	313,038,664	44,438,730	36,894,227

36,908,902	27,294,198	746,820,432	433,781,768	210,995,067	174,100,840
$12,239,077	$36,908,902	$1,009,928,027	$746,820,432	$255,433,797	$210,995,067
$(8,011)	$2,309	$516,922	$452,765	$80,429	$715,079

—	—	—	—	—	—
—	—	N/A	N/A	—	—
185,389	77,850	10,221,504	20,822,498	2,218,998	2,027,671
125,929	1,098,239	N/A	N/A	464,241	2,516,251
11,885	10,455	1,162,059	855,456	55,050	151,831
109,868	31,173	N/A	N/A	9,865	52,043
(164,044)	(153,825)	(5,212,495)	(9,730,123)	(1,216,213)	(2,981,029)
(2,965,464)	(102,473)	N/A	N/A	(871,057)	(904,613)
(2,696,437)	961,419	6,171,068	11,947,831	660,884	862,154

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Statements
Statements of Changes in Net Assets

	Hennessy Large Cap Financial Fund

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
OPERATIONS:
Net investment income (loss)	$(74,294)	$51,832
Net realized gain on securities	5,071,337	(2,869,863)
Long-term capital gain distributions from regulated investment companies	—	—
Change in unrealized appreciation (depreciation) on securities	4,210,555	13,073,690
Net increase (decrease) in net assets resulting from operations	9,207,598	10,255,659

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(50,837)	—
Net investment income – Institutional Class	—	—
Net realized gains – Investor Class	—	—
Net realized gains – Institutional Class	—	—
Total distributions	(50,837)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued in the Reorganization – Investor Class (See Note 8)	—	—
Proceeds from shares issued in the Reorganization – Institutional Class (See Note 8)	N/A	N/A
Proceeds from shares subscribed – Investor Class	9,650,235	16,478,942
Proceeds from shares subscribed – Institutional Class	N/A	N/A
Dividends reinvested – Investor Class	49,255	—
Dividends reinvested – Institutional Class	N/A	N/A
Cost of shares redeemed – Investor Class	(23,606,517)	(17,762,354)
Cost of shares redeemed – Institutional Class	N/A	N/A
Net increase (decrease) in net assets derived from capital share transactions	(13,907,027)	(1,283,412)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,750,266)	8,972,247

NET ASSETS:
Beginning of period	64,655,891	55,683,644
End of period	$59,905,625	$64,655,891
Accumulated net investment income (loss), end of period	$(74,294)	$50,837

CHANGES IN SHARES OUTSTANDING:
Shares issued in connection with Reorganization – Investor Class (See Note 8)	—	—
Shares issued in connection with Reorganization – Institutional Class (See Note 8)	N/A	N/A
Shares sold – Investor Class	630,799	1,270,324
Shares sold – Institutional Class	N/A	N/A
Shares issued to holders as reinvestment of dividends – Investor Class	3,367	—
Shares issued to holders as reinvestment of dividends – Institutional Class	N/A	N/A
Shares redeemed – Investor Class	(1,581,705)	(1,379,184)
Shares redeemed – Institutional Class	N/A	N/A
Net increase (decrease) in shares outstanding	(947,539)	(108,860)

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Hennessy Technology Fund		Hennessy Japan Fund		Hennessy Japan Small Cap Fund

Six Months Ended		Six Months Ended		Six Months Ended
April 30, 2013	Year Ended	April 30, 2013	Year Ended	April 30, 2013	Year Ended
(Unaudited)	October 31, 2012	(Unaudited)	October 31, 2012	(Unaudited)	October 31, 2012

$(27,490)	$(73,791)	$(40,002)	$1,984	$56,500	$(99,955)
141,810	105,389	73,847	(816,325)	631,103	2,043,302
—	—	—	—	—	—
346,949	(96,492)	4,069,160	2,653,253	3,323,871	(380,675)
461,269	(64,894)	4,103,005	1,838,912	4,011,474	1,562,672

—	—	(7,343)	—	—	(99,101)
—	—	(5,525)	—	N/A	N/A
—	—	—	—	(1,115,069)	—
—	—	—	—	N/A	N/A
—	—	(12,868)	—	(1,115,069)	(99,101)

—	—	—	—	—	—
—	—	—	—	—	—
448,287	1,102,171	14,693,131	6,766,669	14,151,663	2,526,353
109,209	117,282	415,425	157,102	N/A	N/A
—	—	7,134	—	1,067,157	95,320
—	—	5,425	—	N/A	N/A
(914,277)	(2,317,205)	(5,630,014)	(12,101,974)	(2,342,030)	(23,061,781)
(85,005)	(318,228)	(2,998,107)	(1,853,965)	N/A	N/A
(441,786)	(1,415,980)	6,492,994	(7,032,168)	12,876,790	(20,440,108)
19,483	(1,480,874)	10,583,131	(5,193,256)	15,773,195	(18,976,537)

5,374,044	6,854,918	19,318,221	24,511,477	5,106,522	24,083,059
$5,393,527	$5,374,044	$29,901,352	$19,318,221	$20,879,717	$5,106,522
$(91,520)	$(64,030)	$(52,870)	$—	$(1,235)	$(57,735)

—	—	—	—	—	—
—	—	—	—	—	—
39,198	100,084	1,562,279	460,787	1,480,435	235,392
9,418	10,510	24,289	10,560	N/A	N/A
—	—	459	—	121,406	9,570
—	—	344	—	N/A	N/A
(80,425)	(208,443)	(1,026,679)	(845,443)	(241,077)	(2,148,260)
(7,596)	(29,733)	(190,333)	(124,185)	N/A	N/A
(39,405)	(127,582)	370,359	(498,281)	1,360,764	(1,903,298)

HENNESSY FUNDS                                                                                                         1-800-966-4354

Statement of Cash Flows
Hennessy Total Return Fund For the Six Months Ended April 30, 2013 (Unaudited)

Cash Flows From Operating Activities:

Net increase in net assets from operations	$8,331,450
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(53,336,791)
Proceeds on sale of securities	53,397,392
Decrease in other receivables, net	151,071
Decrease in other assets	3,218
Decrease in accrued expenses and other payables	(235,288)
Net accretion of discount on securities	(19,148)
Net realized gain on investments	(1,756,172)
Unrealized appreciation on securities	(6,083,060)
Net cash provided by operating activities	$452,672

Cash Flows From Financing Activities:

Increase in reverse repurchase agreements	$3,592,000
Proceeds on shares sold	4,985,372
Payment on shares repurchased	(8,984,468)
Cash dividends paid, net of dividends reinvested	(45,576)
Net cash used in financing activities	$(452,672)

Cash at beginning of period	—
Cash at end of period	—
Net increase (decrease) in cash	$—

Cash paid for interest	$42,307

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

(This Page Intentionally Left Blank.)

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Highlights
Hennessy Cornerstone Growth Fund

For an Investor Class share outstanding throughout each period

	Six Months
	Ended
	April 30,
	2013		Year Ended October 31,
	(Unaudited)		2012	2011	2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of period	$12.38		$9.97	$10.28	$8.81	$8.80	$19.41

Income from investment operations:
Net investment loss	0.00		(0.07)	(0.08)	(0.10)	(0.04)	(0.05)
Net realized and unrealized gains (losses) on securities	1.46		2.48	(0.23)	1.57	0.05	(8.32)
Total from investment operations	1.46		2.41	(0.31)	1.47	0.01	(8.37)

Less Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	—		—	—	—	—	(2.24)
Total distributions	—		—	—	—	—	(2.24)
Net asset value, end of period	$13.84		$12.38	$9.97	$10.28	$8.81	$8.80

TOTAL RETURN	11.79	%(1)	24.17%	(3.02)%	16.69%	0.11%	(48.00)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$284.04		$265.60	$184.40	$207.11	$228.96	$312.50
Ratio of expenses to average net assets	1.29	%(2)	1.34%	1.33%	1.34%	1.36%	1.25%
Ratio of net investment loss to average net assets	0.01	%(2)	(0.66)%	(0.78)%	(0.89)%	(0.42)%	(0.29)%
Portfolio turnover rate(3)	96	%(1)	90%	106%	103%	108%	103%

(1)	Not Annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Financial Highlights
Hennessy Cornerstone Growth Fund

For an Institutional Class share outstanding throughout each period

	Six Months
	Ended						Period
	April 30,						Ended
	2013		Year Ended October 31,				October 31,
	(Unaudited)		2012	2011	2010	2009	2008(1)
PER SHARE DATA:
Net asset value, beginning of period	$12.57		$10.09	$10.37	$8.86	$8.82	$13.29

Income from investment operations:
Net investment income (loss)	0.03		(0.04)	(0.05)	(0.07)	—	0.01
Net realized and unrealized gains (losses) on securities	1.48		2.52	(0.23)	1.58	0.04	(4.48)
Total from investment operations	1.51		2.48	(0.28)	1.51	0.04	(4.47)

Less Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	—		—	—	—	—	—
Total distributions	—		—	—	—	—	—
Net asset value, end of period	$14.08		$12.57	$10.09	$10.37	$8.86	$8.82

TOTAL RETURN	12.01	%(2)	24.58%	(2.70)%	17.04%	0.45%	(34.13	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$28.24		$37.11	$2.53	$3.12	$4.68	$5.09
Ratio of expenses to average net assets:
Before expense reimbursement	1.10	%(3)	1.11%	1.09%	1.09%	1.11%	1.12	%(3)
After expense reimbursement	0.98	%(3)	0.98%	0.98%	0.98%	0.98%	0.98	%(3)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.34	%(3)	(0.51)%	(0.55)%	(0.64)%	(0.17)%	0.15	%(3)
After expense reimbursement	0.47	%(3)	(0.38)%	(0.44)%	(0.53)%	(0.04)%	0.29	%(3)
Portfolio turnover rate(4)	96	%(2)	90%	106%	103%	108%	103	%(2)

(1)	Institutional Class shares commenced operations on March 3, 2008.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Highlights
Hennessy Focus Fund

For an Investor Class share outstanding throughout each period

	Six Months
	Ended
	April 30,
	2013		Year Ended October 31,
	(Unaudited)		2012	2011		2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of period	$51.78		$49.80	$47.57		$37.56	$37.40	$57.97

Income from investment operations:
Net investment income (loss)	(0.17)		(0.39)	(0.50	)(1)	(0.64)	(0.42)	(0.44)
Net realized and unrealized gains (losses) on securities	9.16		7.61	4.44		10.65	5.76	(19.51)
Total from investment operations	8.99		7.22	3.94		10.01	5.34	(19.95)

Less Distributions:
Dividends from net investment income	—		—	—		—	—	(0.12)
Dividends from net realized gains	(4.32)		(5.24)	(1.72)		—	(5.19)	(0.51)
Total distributions	(4.32)		(5.24)	(1.72)		—	(5.19)	(0.63)
Paid-in capital from redemption fees	—		0.00 (2)	0.01		0.00 (2)	0.01	0.01
Net asset value, end of period	$56.45		$51.78	$49.80		$47.57	$37.56	$37.40

TOTAL RETURN	18.56	%(3)	16.17%	8.35%		26.65%	17.74%	(34.73)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	848.45		$707.61	$611.34		$670.84	$759.77	$717.78
Ratio of expenses to average net assets	1.41	%(4)	1.41%	1.44%		1.51%	1.43%	1.42%
Ratio of net investment loss to average net assets	(0.81	)%(4)	(0.79)%	(1.01)%		(1.31)%	(1.16)%	(0.67)%
Portfolio turnover rate(5)	0	%(3)	13%	13%		5%	5%	17%

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Not Annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Financial Highlights
Hennessy Focus Fund

For an Institutional Class share outstanding throughout each period*

	Six Months
	Ended							Period
	April 30,							Ended
	2013		Year Ended October 31,					October 31,
	(Unaudited)		2012	2011		2010	2009	2008(1)
PER SHARE DATA:
Net asset value, beginning of period	$52.19		$50.02	$47.64		$37.84	$130.93	$180.00

Income from investment operations:
Net investment income (loss)	(0.15)		(0.22)	(0.37	)(2)	(0.41)	(0.25)	(0.20)
Net realized and unrealized gains (losses) on securities	9.29		7.63	4.47		10.58	0.59	(49.05)
Total from investment operations	9.14		7.41	4.10		10.17	0.34	(49.25)

Less Distributions:
Dividends from net investment income	—		—	—		(0.37)	—	—
Dividends from net realized gains	(4.32)		(5.24)	(1.72)		—	(93.45)	—
Total distributions	(4.32)		(5.24)	(1.72)		(0.37)	(93.45)	—
Paid-in capital from redemption fees	—		0.00 (3)	0.00	(3)	0.00 (3)	0.02	0.18
Net asset value, end of period	$57.01		$52.19	$50.02		$47.64	$37.84	$130.93

TOTAL RETURN	18.71	%(4)	16.51%	8.53%		27.32%	18.15%	(27.30	)%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$67.10		$77.28	$49.01		$36.81	$34.23	$16.83
Ratio of expenses to average net assets	1.14	%(5)	1.12%	1.15%		1.26%	1.15%	1.05	%(5)
Ratio of net investment income (loss) to average net assets	(0.52	)%(5)	(0.52)%	(0.76)%		(1.06)%	(0.88)%	(0.70	)%(5)
Portfolio turnover rate(6)	0	%(4)	13%	13%		5%	5%	17	%(4)

*	Per share amounts have been restated on a retroactive basis to reflect a 1:18 reverse stock split effective December 10, 2010.
(1)	Institutional Class shares commenced operations on May 30, 2008.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not Annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Highlights
Hennessy Cornerstone Mid Cap 30 Fund

For an Investor Class share outstanding throughout each period

	Six Months
	Ended
	April 30,
	2013		Year Ended October 31,
	(Unaudited)		2012	2011	2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of period	$14.06		$12.15	$11.18	$8.73	$8.02	$13.67

Income from investment operations:
Net investment income (loss)	0.12		0.08	(0.09)	(0.03)	(0.02)	(0.06)
Net realized and unrealized gains (losses) on investments	2.30		1.83	1.06	2.48	0.73	(3.57)
Total from investment operations	2.42		1.91	0.97	2.45	0.71	(3.63)

Less Distributions:
Dividends from net investment income	(0.18)		—	—	—	—	—
Dividends from net realized gains	—		—	—	—	—	(2.02)
Total distributions	(0.18)		—	—	—	—	(2.02)
Net asset value, end of period	$16.30		$14.06	$12.15	$11.18	$8.73	$8.02

TOTAL RETURN	17.43	%(1)	15.72%	8.68%	28.06%	8.85%	(30.81)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$162.99		$145.85	$146.23	$123.20	$128.36	$167.32
Ratio of expenses to average net assets	1.30	%(2)	1.37%	1.36%	1.39%	1.39%	1.27%
Ratio of net investment income (loss) to average net assets	1.44	%(2)	0.59%	(0.79)%	(0.26)%	(0.20)%	(0.62)%
Portfolio turnover rate(3)	108	%(1)	25%	107%	87%	90%	123%

(1)	Not Annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Financial Highlights
Hennessy Cornerstone Mid Cap 30 Fund

For an Institutional Class share outstanding throughout each period

	Six Months
	Ended						Period
	April 30,						Ended
	2013		Year Ended October 31,				October 31,
	(Unaudited)		2012	2011	2010	2009	2008(1)
PER SHARE DATA:
Net asset value, beginning of period	$14.31		$12.32	$11.29	$8.78	$8.04	$11.15

Income from investment operations:
Net investment income (loss)	0.14		0.09	(0.05)	0.02	0.02	(0.02)
Net realized and unrealized gains (losses) on investments	2.34		1.90	1.08	2.49	0.72	(3.09)
Total from investment operations	2.48		1.99	1.03	2.51	0.74	(3.11)

Less Distributions:
Dividends from net investment income	(0.24)		—	—	—	—	—
Dividends from net realized gains	—		—	—	—	—	—
Total distributions	(0.24)		—	—	—	—	—
Net asset value, end of period	$16.55		$14.31	$12.32	$11.29	$8.78	$8.04

TOTAL RETURN	17.55	%(2)	16.15%	9.12%	28.59%	9.20%	(27.89	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$47.04		$41.62	$24.06	$21.38	$27.44	$26.78
Ratio of expenses to average net assets:
Before expense reimbursement	1.08	%(3)	1.16%	1.14%	1.16%	1.15%	1.13	%(3)
After expense reimbursement	0.98	%(3)	0.98%	0.98%	0.98%	0.98%	0.98	%(3)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	1.72	%(3)	0.90%	(0.41)%	(0.03)%	0.04%	(0.28	)%(3)
After expense reimbursement	1.82	%(3)	1.08%	(0.57)%	0.15%	0.21%	(0.13	)%(3)
Portfolio turnover rate(4)	108	%(2)	25%	107%	87%	90%	123	%(2)

(1)	Institutional Class shares commenced operations on March 3, 2008.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Highlights
Hennessy Cornerstone Large Growth Fund

For an Investor Class share outstanding throughout each period

	Six Months
	Ended					One Month
	April 30,					Ended		Year Ended
	2013		Year Ended October 31,			October 31,		September 30,
	(Unaudited)		2012	2011	2010	2009(1)		2009(2)	2008(2)
PER SHARE DATA:
Net asset value, beginning of period	$10.77		$12.37	$11.70	$9.49	$9.60		$10.09	$12.61

Income from investment operations:
Net investment income (loss)	0.08		0.13	0.09	0.09	—	(3)	0.05	—	(3)(4)
Net realized and unrealized gains (losses) on securities	1.16		0.80	0.69	2.17	(0.11)		(0.54)	(2.52)
Total from investment operations	1.24		0.93	0.78	2.26	(0.11)		(0.49)	(2.52)

Less Distributions:
Dividends from net investment income	(0.10)		(0.07)	(0.09)	(0.05)	—		—	—
Dividends from net realized gains	(0.02)		(2.46)	(0.02)	—	—		—	—
Total distributions	(0.12)		(2.53)	(0.11)	(0.05)	—		—	—
Net asset value, end of period	$11.89		$10.77	$12.37	$11.70	$9.49		$9.60	$10.09

TOTAL RETURN	11.64	%(5)	9.14%	6.70%	23.88%	(1.15	)%(5)	(4.86)%	(19.98)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$80.96		$75.83	$77.88	$78.83	$69.41		$70.61	$80.91
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.18	%(6)	1.27%	1.26%	1.30%	1.26	%(6)	1.40%	1.16%
After expense reimbursement/recoupment	1.18	%(6)	1.27%	1.30%	1.30%	1.30	%(6)	1.17%	0.98%
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment	1.28	%(6)	1.35%	0.72%	0.84%	(0.01	)%(6)	0.36%	(0.19)%
After expense reimbursement/recoupment	1.28	%(6)	1.35%	0.68%	0.84%	(0.05	)%(6)	0.59%	(0.01)%
Portfolio turnover rate(7)	72	%(5)	0%	70%	83%	0	%(5)	116%	38%

(1)	For the one month period ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31st from September 30th.
(2)
The financial highlights set forth for periods prior to March 20, 2009 represent the historical financial highlights of the Tamarack Large Cap Growth Fund, Class S shares.  The assets of the Tamarack Large Cap Growth Fund were acquired by the Hennessy Cornerstone Large Growth Fund on March 20, 2009.  At the time,  RBC Global Asset Management (U.S.), Inc. (formerly known as Voyageur Asset Management Inc.) ceased to be investment advisor and Hennessy Advisors, Inc. became investment advisor.  The return of the Tamarack Large Cap Growth Fund, Class S shares during the period October 1, 2008 through March 20, 2009 was (33.30)%.  The return of the Hennessy Cornerstone Large Growth Fund, Original Class shares during the period March 20, 2009 through September 30, 2009 was 42.64%.

(3)	Amount is less than $0.01 or ($0.01) per share.
(4)	Per share net investment income (loss) has been calculated using the average daily shares method.
(5)	Not Annualized.
(6)	Annualized.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Financial Highlights
Hennessy Cornerstone Large Growth Fund

For an Institutional Class share outstanding throughout each period

	Six Months
	Ended					One Month		Period
	April 30,					Ended		Ended
	2013		Year Ended October 31,			October 31,		September 30,
	(Unaudited)		2012	2011	2010	2009(1)		2009
PER SHARE DATA:
Net asset value, beginning of period	$10.85		$12.44	$11.76	$9.51	$9.61		$6.73

Income from investment operations:
Net investment income	0.02		0.07	0.08	0.10	—	(3)	0.03
Net realized and unrealized gains (losses) on securities	1.24		0.89	0.74	2.20	(0.10)		2.85
Total from investment operations	1.26		0.96	0.82	2.30	(0.10)		2.88

Less Distributions:
Dividends from net investment income	(0.11)		(0.09)	(0.12)	(0.05)	—		—
Dividends from net realized gains	(0.02)		(2.46)	(0.02)	—	—		—
Total distributions	(0.13)		(2.55)	(0.14)	(0.05)	—		—
Net asset value, end of period	$11.98		$10.85	$12.44	$11.76	$9.51		$9.61

TOTAL RETURN	11.77	%(4)	9.43%	6.99%	24.26%	(1.04	)%(4)	42.79	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$15.89		$33.94	$0.14	$0.07	$0.04		$0.04
Ratio of expenses to average net assets:
Before expense reimbursement	1.09	%(5)	1.41%	1.14%	1.16%	1.14	%(5)	16.51	%(5)
After expense reimbursement	0.98	%(5)	0.98%	0.98%	0.98%	0.98	%(5)	0.98	%(5)
Ratio of net investment income to average net assets:
Before expense reimbursement	1.62	%(5)	6.44%	0.81%	0.90%	0.12	%(5)	(14.54	)%(5)
After expense reimbursement	1.73	%(5)	6.87%	0.97%	1.08%	0.28	%(5)	0.99	%(5)
Portfolio turnover rate(6)	72	%(4)	0%	70%	83%	0	%(4)	116	%(4)

(1)	For the one month period ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31st from September 30th.
(2)	Institutional Class shares commenced operations on March 20, 2009.
(3)	Amount is less than $0.01 or ($0.01) per share.
(4)	Not Annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Highlights
Hennessy Cornerstone Value Fund

For an Investor Class share outstanding throughout each period

	Six Months
	Ended
	April 30,
	2013		Year Ended October 31,
	(Unaudited)		2012	2011	2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of period	$14.02		$12.84	$12.53	$10.63	$9.05	$17.06

Income from investment operations:
Net investment income	0.21		0.37	0.45	0.29	0.24	0.55
Net realized and unrealized gains (losses) on investments	1.74		1.23	0.23	1.81	1.87	(8.15)
Total from investment operations	1.95		1.60	0.68	2.10	2.11	(7.60)

Less Distributions:
Dividends from net investment income	(0.38)		(0.42)	(0.37)	(0.20)	(0.53)	(0.41)
Dividends from net realized gains	—		—	—	—	—	—
Total distributions	(0.38)		(0.42)	(0.37)	(0.20)	(0.53)	(0.41)
Net asset value, end of period	$15.59		$14.02	$12.84	$12.53	$10.63	$9.05

TOTAL RETURN	14.24	%(1)	12.79%	5.58%	19.98%	25.51%	(45.50)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$135.10		$124.99	$116.41	$155.87	$145.91	$97.10
Ratio of expenses to average net assets	1.23	%(2)	1.26%	1.31%	1.29%	1.27%	1.20%
Ratio of net investment income to average net assets	2.72	%(2)	2.67%	2.94%	2.33%	3.19%	3.92%
Portfolio turnover rate(3)	42	%(1)	47%	40%	91%	59%	53%
(1)	Not Annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Financial Highlights
Hennessy Cornerstone Value Fund

For an Institutional Class share outstanding throughout each period

	Six Months
	Ended						Period
	April 30,						Ended
	2013		Year Ended October 31,				October 31,
	(Unaudited)		2012	2011	2010	2009	2008(1)
PER SHARE DATA:
Net asset value, beginning of period	$14.04		$12.86	$12.54	$10.63	$9.06	$13.79

Income from investment operations:
Net investment income	0.28		0.45	0.36	0.30	0.30	0.34
Net realized and unrealized gains (losses) on investments	1.69		1.19	0.37	1.83	1.83	(5.07)
Total from investment operations	1.97		1.64	0.73	2.13	2.13	(4.73)

Less Distributions:
Dividends from net investment income	(0.42)		(0.46)	(0.41)	(0.22)	(0.56)	—
Dividends from net realized gains	—		—	—	—	—	—
Total distributions	(0.42)		(0.46)	(0.41)	(0.22)	(0.56)	—
Net asset value, end of period	$15.59		$14.04	$12.86	$12.54	$10.63	$9.06

TOTAL RETURN	14.38	%(2)	13.13%	6.00%	20.31%	25.87%	(34.30	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$4.15		$2.53	$1.17	$1.35	$1.11	$0.87
Ratio of expenses to average net assets:
Before expense reimbursement	1.09	%(3)	1.20%	1.14%	1.10%	1.13%	1.14	%(3)
After expense reimbursement	0.98	%(3)	0.98%	0.98%	0.98%	0.98%	0.98	%(3)
Ratio of net investment income to average net assets:
Before expense reimbursement	2.72	%(3)	2.72%	3.04%	2.52%	3.33%	4.94	%(3)
After expense reimbursement	2.83	%(3)	2.94%	3.20%	2.64%	3.48%	5.10	%(3)
Portfolio turnover rate(4)	42	%(2)	47%	40%	91%	59%	53	%(2)

(1)	Institutional Class shares commenced operations on March 3, 2008.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Highlights
Hennessy Large Value Fund

For an Investor Class share outstanding throughout each period

	Six Months
	Ended					One Month
	April 30,					Ended		Year Ended
	2013		Year Ended October 31,			October 31,		September 30,
	(Unaudited)		2012	2011	2010	2009(1)		2009(2)	2008(2)
PER SHARE DATA:
Net asset value, beginning of period	$24.71		$21.47	$20.57	$18.88	$19.49		$21.80	$43.12

Income from investment operations:
Net investment income (loss)	0.14		0.28	0.22	0.14	0.01		0.31	0.42 (3)
Net realized and unrealized gains (losses) on securities	3.61		3.14	0.89	1.78	(0.62)		(2.21)	(7.43)
Total from investment operations	3.75		3.42	1.11	1.92	(0.61)		(1.90)	(7.01)

Less Distributions:
Dividends from net investment income	(0.29)		(0.18)	(0.21)	(0.23)	—		(0.41)	(0.78)
Dividends from net realized gains	—		—	—	—	—		—	(13.53)
Total distributions	(0.29)		(0.18)	(0.21)	(0.23)	—		(0.41)	(14.31)
Net asset value, end of period	$28.17		$24.71	$21.47	$20.57	$18.88		$19.49	$21.80

TOTAL RETURN	15.28	%(5)	16.07%	5.36%	10.22%	(3.13	)%(5)	(8.43)%	(22.42)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$137.64		$125.00	$123.97	$131.54	$132.77		$138.34	$174.23
Ratio of expenses to average net assets:
Before expense reimbursement	1.34	%(6)	1.40%	1.38%	1.41%	1.37	%(6)	1.42%	1.22%
After expense reimbursement	1.34	%(6)	1.40%	1.38%	1.38%	1.30	%(6)	1.17%	1.02%
Ratio of net investment income to average net assets:
Before expense reimbursement	1.06	%(6)	1.16%	0.97%	0.64%	0.28	%(6)	1.46%	1.32%
After expense reimbursement	1.06	%(6)	1.16%	0.97%	0.67%	0.35	%(6)	1.71%	1.52%
Portfolio turnover rate(4)	50	%(5)	111%	149%	146%	10	%(5)	142%	162%

(1)	For the one month ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31st from September 30th.
(2)
The financial highlights set forth for periods prior to March 20, 2009 represent the historical financial highlights of the Tamarack Value Fund, Class S shares.  The assets of the Tamarack Value Fund were acquired by the Hennessy Large Value Fund on March 20, 2009 (formerly known as the Hennessy Select Large Value Fund).  Prior to the reorganization, Tamarack Value Fund also offered Class A, Class C and R shares. At that time, RBC Global Asset Management (U.S.), Inc., (formerly known as Voyageur Asset Management Inc.) ceased to be investment advisor and Hennessy Advisors, Inc. became investment advisor.  The return of the Tamarack Value Fund, Class S shares during the period October 1, 2008 through March 20, 2009 was (33.09)%.  The return of the Hennessy Large Value Fund, Original Class shares during the period March 20, 2009 through September 30, 2009 was 36.84%.

(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(5)	Not Annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Financial Highlights
Hennessy Large Value Fund

For an Institutional Class share outstanding throughout each period

	Six Months
	Ended					One Month		Period
	April 30,					Ended		Ended
	2013		Year Ended October 31,			October 31,		September 30,
	(Unaudited)		2012	2011	2010	2009(1)		2009(2)
PER SHARE DATA:
Net asset value, beginning of period	$24.83		$21.56	$20.65	$18.92	$19.53		$14.25

Income from investment operations:
Net investment income (loss)	0.28		0.39	0.27	0.21	—	(3)	0.08
Net realized and unrealized gains (losses) on securities	3.52		3.15	0.92	1.80	(0.61)		5.20
Total from investment operations	3.80		3.54	1.19	2.01	(0.61)		5.28

Less Distributions:
Dividends from net investment income	(0.39)		(0.27)	(0.28)	(0.28)	—		—
Dividends from net realized gains	—		—	—	—	—		—
Total distributions	(0.39)		(0.27)	(0.28)	(0.28)	—		—
Net asset value, end of period	$28.24		$24.83	$21.56	$20.65	$18.92		$19.53

TOTAL RETURN	15.49	%(4)	16.58%	5.76%	10.65%	(3.12	)%(4)	37.05	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$0.49		$0.06	$0.04	$0.04	$0.03		$0.03
Ratio of expenses to average net assets:
Before expense reimbursement	1.16	%(5)	1.22%	1.21%	1.22%	1.20	%(5)	26.18	%(5)
After expense reimbursement	0.98	%(5)	0.98%	0.98%	0.98%	0.98	%(5)	0.98	%(5)
Ratio of net investment income to average net assets:
Before expense reimbursement	0.83	%(5)	1.29%	1.13%	0.80%	0.44	%(5)	(24.06	)%(5)
After expense reimbursement	1.01	%(5)	1.53%	1.36%	1.04%	0.66	%(5)	1.14	%(5)
Portfolio turnover rate(6)	50	%(4)	111%	149%	146%	10	%(4)	142	%(4)

(1)	For the one month ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31st from September 30th.
(2)	Institutional Class shares commenced operations on March 20, 2009.
(3)	Amount is less than $0.01 or $(0.01).
(4)	Not Annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Highlights
Hennessy Total Return Fund

For an Investor Class share outstanding throughout each period

	Six Months
	Ended
	April 30,
	2013		Year Ended October 31,
	(Unaudited)		2012	2011	2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of period	$12.64		$11.47	$10.57	$9.10	$9.22	$13.73

Income from investment operations:
Net investment income	0.08		0.18	0.18	0.16	0.18	0.28
Net realized and unrealized gains (losses) on securities	1.34		1.17	0.89	1.48	(0.14)	(4.49)
Total from investment operations	1.42		1.35	1.07	1.64	0.04	(4.21)

Less Distributions:
Dividends from net investment income	(0.08)		(0.18)	(0.17)	(0.17)	(0.16)	(0.30)
Dividends from realized capital gains	—		—	—	—	—	—
Total distributions	(0.08)		(0.18)	(0.17)	(0.17)	(0.16)	(0.30)
Net asset value, end of period	$13.98		$12.64	$11.47	$10.57	$9.10	$9.22

TOTAL RETURN	11.31	%(1)	11.78%	10.22%	18.09%	0.69%	(30.97)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$81.96		$77.67	$64.13	$69.08	$52.38	$58.22
Gross ratio of expenses, including interest expense, to average net assets	1.39	%(2)	1.37%	1.34%	1.33%	1.56%	2.36%
Ratio of interest expense to average net assets	0.11	%(2)	0.08%	0.10%	0.08%	0.29%	1.16%
Net ratio of expenses, excluding interest expense, to average net assets	1.28	%(2)	1.29%	1.24%	1.25%	1.27%	1.20%
Ratio of net investment income to average net assets	1.28	%(2)	1.44%	1.56%	1.62%	2.12%	2.43%
Portfolio turnover rate	12	%(1)	22%	21%	41%	41%	16%

(1)	Not Annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

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HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Highlights
Hennessy Equity and Income Fund

For an Investor Class share outstanding throughout each period

					For the
	Six Months				Period
	Ended				April 1,
	April 30,		For the Year Ended		2010 to
	2013		October 31,		October 31,		Year Ended March 31,
	(Unaudited)		2012	2011	2010(1)		2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of period	$13.96		$12.99	$11.93	$11.52		$8.92	$12.27	$14.48

Income from investment operations:
Net investment income	0.15		0.18	0.29 (2)	0.17	(2)	0.29 (2)	0.32 (2)	0.39 (2)
Net realized and unrealized gains (losses) on securities	1.21		0.99	1.04	0.40		2.61	(3.23)	0.34
Total from investment operations	1.36		1.17	1.33	0.57		2.90	(2.91)	0.73

Less Distributions:
Dividends from net investment income	(0.13)		(0.20)	(0.27)	(0.16)		(0.30)	(0.25)	(0.37)
Dividends from realized capital gains	—		0.00	—	—		—	(0.17)	(2.57)
Return of capital	—		—	—	—		—	(0.03)	—
Total distributions	(0.13)		(0.20)	(0.27)	(0.16)		(0.30)	(0.45)	(2.94)
Paid-in capital from redemption fees	—		0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	0.01	—
Net asset value, end of period	$15.19		$13.96	$12.99	$11.93		$11.52	$8.92	$12.27

TOTAL RETURN	9.81	%(4)	9.01%	11.30%	5.04	%(4)	32.76%	(24.28)%	4.45%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$203.04		$196.92	$56.75	$41.50		$46.81	$18.86	$21.70
Ratio of expenses to average net assets:
Before expense reimbursement	1.34	%(5)	1.33%	1.54%	1.60	%(5)	1.69%	1.84%	1.66%
After expense reimbursement	1.34	%(5)	1.24%	1.24%	1.24	%(5)	1.25%	1.32%	1.33%
Ratio of net investment income to average net assets:
Before expense reimbursement	2.13	%(5)	1.37%	2.03%	2.21	%(5)	2.26%	2.50%	2.42%
After expense reimbursement	2.13	%(5)	1.46%	2.33%	2.56	%(5)	2.70%	3.03%	2.75%
Portfolio turnover rate(6)	25	%(4)	34%	35%	27	%(4)	26%	32%	110%

(1)	For the seven-month period ended October 31, 2010. Effective October 31, 2010, the Fund changed its fiscal year end from March 31 to October 31.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not Annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Financial Highlights
Hennessy Equity and Income Fund

For an Institutional Class share outstanding throughout each period

					For the
	Six Months				Period
	Ended				April 1,
	April 30,		For the Year Ended		2010 to
	2013		October 31,		October 31,		Year Ended March 31,
	(Unaudited)		2012	2011	2010(1)		2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of period	$13.29		$12.38	$11.38	$10.99		$8.52	$11.75	$13.98

Income from investment operations:
Net investment income (loss)	0.16		0.22	0.32 (2)	0.18	(2)	0.30 (2)	0.33 (2)	0.42 (2)
Net realized and unrealized gains (losses) on investments	1.15		0.92	0.99	0.38		2.50	(3.10)	0.33
Total from investment operations	1.31		1.14	1.31	0.56		2.80	(2.77)	0.75

Less Distributions:
Dividends from net investment income	(0.17)		(0.23)	(0.31)	(0.17)		(0.33)	(0.26)	(0.41)
Dividends from net realized gains	—		—	—	—		—	(0.17)	(2.57)
Return of Capital	—		—	—	—		—	(0.04)	—
Total distributions	(0.17)		(0.23)	(0.31)	(0.17)		(0.33)	(0.47)	(2.98)
Paid-in capital from redemption fees	—		0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	0.01	—
Net asset value, end of period	$14.43		$13.29	$12.38	$11.38		$10.99	$8.52	$11.75

TOTAL RETURN	9.98	%(4)	9.23%	11.62%	5.19	%(4)	33.10%	(24.13)%	4.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$77.26		$108.49	$55.28	$42.17		$39.40	$31.13	$41.21
Ratio of expenses to average net assets:
Before expense reimbursement	1.03	%(5)	1.06%	1.12%	1.20	%(5)	1.43%	1.58%	1.41%
After expense reimbursement	1.03	%(5)	0.99%	0.99%	0.99	%(5)	0.99%	1.07%	1.08%
Ratio of net investment income to average net assets:
Before expense reimbursement	2.55	%(5)	1.68%	2.56%	2.60	%(5)	2.57%	2.73%	2.67%
After expense reimbursement	2.55	%(5)	1.75%	2.69%	2.82	%(5)	3.01%	3.24%	3.00%
Portfolio turnover rate(6)	25	%(4)	34%	35%	27	%(4)	26%	32%	110%

(1)	For the seven-month period ended October 31, 2010. Effective October 31, 2010, the Fund changed its fiscal year end from March 31 to October 31.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not Annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Highlights
Hennessy Balanced Fund

For an Investor Class share outstanding throughout each period

	Six Months
	Ended
	April 30,
	2013		Year Ended October 31,
	(Unaudited)		2012	2011	2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of period	$11.88		$11.13	$10.43	$9.48	$9.11	$12.51

Income from investment operations:
Net investment income	0.01		0.04	0.05	0.05	0.10	0.25
Net realized and unrealized gains (losses) on securities	0.82		0.75	0.70	0.95	0.38	(2.80)
Total from investment operations	0.83		0.79	0.75	1.00	0.48	(2.55)

Less Distributions:
Dividends from net investment income	(0.02)		(0.04)	(0.05)	(0.05)	(0.11)	(0.26)
Dividends from realized capital gains	—		—	—	—	—	(0.59)
Total distributions	(0.02)		(0.04)	(0.05)	(0.05)	(0.11)	(0.85)
Net asset value, end of period	$12.69		$11.88	$11.13	$10.43	$9.48	$9.11

TOTAL RETURN	7.00	%(1)	7.13%	7.16%	10.53%	5.46%	(21.55)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$13.32		$25.17	$18.02	$12.50	$11.47	$11.46
Ratio of net expenses to average net assets	1.73	%(2)	1.54%	1.61%	1.65%	1.73%	1.56%
Ratio of net investment income to average net assets	0.18	%(2)	0.34%	0.42%	0.45%	1.17%	2.31%
Portfolio turnover rate	7	%(1)	17%	39%	57%	46%	13%

(1)	Not Annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

(This Page Intentionally Left Blank.)

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Highlights
Hennessy Core Bond Fund

For an Investor Class share outstanding throughout each period

					For the
	Six Months				Period
	Ended				April 1,
	April 30,		For the Year Ended		2010 to
	2013		October 31,		October 31,		Year Ended March 31,
	(Unaudited)		2012	2011	2010(1)		2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of period	$9.97		$9.56	$9.82	$9.39		$8.75	$9.16	$9.71

Income from investment operations:
Net investment income (loss)	0.13		0.28	0.35 (2)	0.23	(2)	0.38 (2)	0.35 (2)	0.42 (2)
Net realized and unrealized gains (losses) on investments	0.00	(3)	0.41	(0.14)	0.42		0.69	(0.44)	—
Total from investment operations	0.13		0.69	0.21	0.65		1.07	(0.09)	0.42

Less Distributions:
Dividends from net investment income	(0.13)		(0.20)	(0.32)	(0.22)		(0.38)	(0.32)	(0.39)
Dividends from net realized gains	(0.18)		(0.08)	(0.15)	—		(0.05)	—	(0.58)
Total distributions	(0.31)		(0.28)	(0.47)	(0.22)		(0.43)	(0.32)	(0.97)
Paid-in capital from redemption fees	—		0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	0.00 (3)	—
Net asset value, end of period	$9.79		$9.97	$9.56	$9.82		$9.39	$8.75	$9.16

TOTAL RETURN	1.38	%(4)	7.38%	2.35%	6.98	%(4)	12.33%	(0.93)%	4.48%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$3.83		$3.57	$4.05	$4.45		$4.62	$2.06	$2.03
Ratio of expenses to average net assets:
Before expense reimbursement	1.82	%(5)	2.12%	2.38%	2.10	%(5)	1.93%	2.14%	2.19%
After expense reimbursement	1.30	%(5)	1.30%	1.30%	1.30	%(5)	1.31%	1.33%	1.33%
Ratio of net investment income to average net assets:
Before expense reimbursement	2.25	%(5)	2.01%	2.58%	3.37	%(5)	3.49%	3.21%	3.53%
After expense reimbursement	2.77	%(5)	2.83%	3.66%	4.17	%(5)	4.11%	4.02%	4.40%
Portfolio turnover rate(6)	40	%(4)	75%	57%	46	%(4)	28%	39%	102%
(1)	For the seven-month period ended October 31, 2010. Effective October 31, 2010, the Fund changed its fiscal year end from March 31 to October 31.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not Annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Financial Highlights
Hennessy Core Bond Fund

For an Institutional Class share outstanding throughout each period

					For the
	Six Months				Period
	Ended				April 1,
	April 30,		For the Year Ended		2010 to
	2013		October 31,		October 31,		Year Ended March 31,
	(Unaudited)		2012	2011	2010(1)		2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of period	$9.06		$8.77	$9.05	$8.67		$8.11	$8.52	$9.10

Income from investment operations:
Net investment income (loss)	0.11		0.27	0.34 (2)	0.23	(2)	0.37 (2)	0.35 (2)	0.39 (2)
Net realized and unrealized gains (losses) on investments	0.02		0.38	(0.12)	0.38		0.64	(0.42)	0.03
Total from investment operations	0.13		0.65	0.22	0.61		1.01	(0.07)	0.42

Less Distributions:
Dividends from net investment income	(0.15)		(0.28)	(0.35)	(0.23)		(0.40)	(0.34)	(0.42)
Dividends from net realized gains	(0.18)		(0.08)	(0.15)	—		(0.05)	—	(0.58)
Total distributions	(0.33)		(0.36)	(0.50)	(0.23)		(0.45)	(0.34)	(1.00)
Paid-in capital from redemption fees	—		0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	0.00 (3)	—
Net asset value, end of period	$8.86		$9.06	$8.77	$9.05		$8.67	$8.11	$8.52

TOTAL RETURN	1.47	%(4)	7.63%	2.62%	7.15	%(4)	12.62%	(0.74)%	4.78%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$8.41		$33.34	$23.25	$24.25		$23.89	$22.05	$21.95
Ratio of expenses to average net assets:
Before expense reimbursement	1.49	%(5)	1.31%	1.43%	1.47	%(5)	1.69%	1.89%	1.94%
After expense reimbursement	1.05	%(5)	1.05%	1.05%	1.05	%(5)	1.06%	1.08%	1.08%
Ratio of net investment income to average net assets:
Before expense reimbursement	2.48	%(5)	2.74%	3.54%	4.00	%(5)	3.74%	3.46%	3.60%
After expense reimbursement	2.92	%(5)	3.00%	3.92%	4.41	%(5)	4.37%	4.27%	4.46%
Portfolio turnover rate(6)	40	%(4)	75%	57%	46	%(4)	28%	39%	102%

(1)	For the seven-month period ended October 31, 2010. Effective October 31, 2010, the Fund changed its fiscal year end from March 31 to October 31.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not Annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Highlights
Hennessy Gas Utility Index Fund

For an Investor Class share outstanding throughout each period

	Six Months
	Ended
	April 30,
	2013		Year Ended October 31,
	(Unaudited)		2012	2011	2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of period	$23.05		$21.21	$17.83	$15.13	$15.26	$23.14

Income from investment operations:
Net investment income	0.30		0.58	0.51 (1)	0.58	0.49	0.47
Net realized and unrealized gains (losses) on securities	3.68		1.99	3.59	2.72	0.60	(6.13)
Total from investment operations	3.98		2.57	4.10	3.30	1.09	(5.66)

Less Distributions:
Dividends from net investment income	(0.30)		(0.58)	(0.51)	(0.58)	(0.49)	(0.47)
Dividends from realized capital gains	(0.55)		(0.16)	(0.21)	(0.02)	(0.74)	(1.75)
Total distributions	(0.85)		(0.74)	(0.72)	(0.60)	(1.23)	(2.22)
Paid-in capital from redemption fees	—		0.01	0.00 (2)	0.00 (2)	0.01	0.00 (2)
Net asset value, end of period	$26.18		$23.05	$21.21	$17.83	$15.13	$15.26

TOTAL RETURN	17.91	%(3)	12.41%	23.54%	22.25%	8.18%	(26.81)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$1,009.93		$746.82	$433.78	$244.04	$193.68	$198.57
Ratio of expenses to average net assets:
Before expense reimbursement	0.77	%(4)	0.69%	0.71%	0.77%	0.76%	0.70%
After expense reimbursement	0.77	%(4)	0.69%	0.71%	0.76%	0.76%	0.70%
Ratio of net investment income to average net assets:
Before expense reimbursement	2.64	%(4)	2.72%	2.68%	3.50%	3.51%	2.39%
After expense reimbursement	2.64	%(4)	2.72%	2.68%	3.51%	3.51%	2.39%
Portfolio turnover rate	6	%(3)	16%	17%	16%	26%	27%

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Not Annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

(This Page Intentionally Left Blank.)

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Highlights
Hennessy Small Cap Financial Fund

For an Investor Class share outstanding throughout each period

	Six Months
	Ended
	April 30,
	2013		Year Ended October 31,
	(Unaudited)		2012	2011	2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of period	$19.54		$16.48	$18.11	$15.91	$15.22	$23.18

Income from investment operations:
Net investment income (loss)	0.08		0.11	0.21 (1)	0.08	0.06	0.24
Net realized and unrealized gains (losses) on securities	2.54		3.24	(1.66)	2.17	0.81	(1.69)
Total from investment operations	2.62		3.35	(1.45)	2.25	0.87	(1.45)

Less Distributions:
Dividends from net investment income	(0.12)		(0.29)	(0.06)	(0.07)	(0.19)	(0.28)
Dividends from net realized gains	—		—	(0.13)	—	—	(6.24)
Total distributions	(0.12)		(0.29)	(0.19)	(0.07)	(0.19)	(6.52)
Paid-in capital from redemption fees	—		0.00 (2)	0.01	0.02	0.01	0.01
Net asset value, end of period	$22.04		$19.54	$16.48	$18.11	$15.91	$15.22

TOTAL RETURN	13.49	%(3)	20.65%	(8.12)%	14.27%	5.89%	(6.76)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$211.86		$167.20	$154.21	$216.75	$187.56	$181.80
Ratio of expenses to average net assets	1.44	%(4)	1.45%	1.52%	1.51%	1.51%	1.49%
Ratio of net investment income to average net assets	0.81	%(4)	0.56%	0.81%	0.35%	0.50%	1.48%
Portfolio turnover rate(5)	35	%(3)	43%	70%	89%	118%	147%

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Not Annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Financial Highlights
Hennessy Small Cap Financial Fund

For an Institutional Class share outstanding throughout each period

	Six Months
	Ended						Period
	April 30,						Ended
	2013		Year Ended October 31,				October 31,
	(Unaudited)		2012	2011	2010	2009	2008(1)
PER SHARE DATA:
Net asset value, beginning of period	$12.34		$10.55	$11.70	$10.34	$9.96	$10.00

Income from investment operations:
Net investment income	0.09		0.16	0.19 (2)	0.09	0.19	0.02
Net realized and unrealized gains (losses) on securities	1.57		1.98	(1.09)	1.40	0.40	(0.06)
Total from investment operations	1.66		2.14	(0.90)	1.49	0.59	(0.04)

Less Distributions:
Dividends from net investment income	(0.18)		(0.35)	(0.12)	(0.13)	(0.21)	—
Dividends from net realized gains	—		—	(0.13)	—	—	—
Total distributions	(0.18)		(0.35)	(0.25)	(0.13)	(0.21)	—
Paid-in capital from redemption fees	—		0.00 (3)	—	0.00 (3)	—	—
Net asset value, end of period	$13.82		$12.34	$10.55	$11.70	$10.34	$9.96

TOTAL RETURN	13.59	%(4)	20.95%	(8.00)%	14.52%	6.14%	(0.40	)%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$43.57		$43.79	$19.89	$25.01	$10.64	$3.95
Ratio of expenses to average net assets	1.16	%(5)	1.25%	1.34%	1.23%	1.56%	1.31	%(5)
Ratio of net investment income to average net assets	1.11	%(5)	0.72%	1.00%	0.61%	0.04%	1.49	%(5)
Portfolio turnover rate(6)	35	%(4)	43%	70%	89%	118%	147	%(4)

(1)	Institutional Class shares commenced operations on May 30, 2008.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not Annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Highlights
Hennessy Large Cap Financial Fund

For an Investor Class share outstanding throughout each period

	Six Months
	Ended
	April 30,
	2013		Year Ended October 31,
	(Unaudited)		2012	2011		2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of period	$14.16		$11.91	$12.88		$12.61	$11.14	$18.71

Income from investment operations:
Net investment income (loss)	(0.02)		0.01	(0.04	)(1)	(0.08)	0.00 (2)	0.14
Net realized and unrealized gains (losses) on investments	2.42		2.24	(0.93)		0.35	1.58	(3.86)
Total from investment operations	2.40		2.25	(0.97)		0.27	1.58	(3.72)

Less Distributions:
Dividends from net investment income	(0.01)		—	—		—	(0.10)	(0.18)
Distribution in excess of net investment income	—		—	—		—	(0.02)	—
Dividends from net realized gains	—		—	—		—	—	(3.68)
Total distributions	(0.01)		—	—		—	(0.12)	(3.86)
Paid-in capital from redemption fees	—		0.00 (2)	0.00	(2)	0.00 (2)	0.01	0.01
Net asset value, end of period	$16.55		$14.16	$11.91		$12.88	$12.61	$11.14

TOTAL RETURN	16.98	%(3)	18.89%	(7.53)%		2.14%	14.52%	(23.76)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$59.91		$64.66	$55.68		$48.72	$37.20	$24.27
Ratio of expenses to average net assets:
Before expense reimbursement	1.58	%(4)	1.57%	1.61%		1.78%	1.81%	2.01%
After expense reimbursement	1.58	%(4)	1.57%	1.61%		1.78%	1.81%	1.88%
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(0.25	)%(4)	0.09%	(0.34)%		(0.73)%	(0.08)%	1.50%
After expense reimbursement	(0.25	)%(4)	0.09%	(0.34)%		(0.73)%	(0.08)%	1.63%
Portfolio turnover rate	37	%(3)	93%	97%		150%	220%	509%

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Not Annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

(This Page Intentionally Left Blank.)

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Highlights
Hennessy Technology Fund

For an Investor Class share outstanding throughout each period

	Six Months
	Ended
	April 30,
	2013		Year Ended October 31,
	(Unaudited)		2012	2011		2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of period	$10.67		$10.86	$11.00		$9.05	$6.96	$13.34

Income from investment operations:
Net investment income (loss)	(0.09)		(0.15)	(0.17	)(1)	(0.14)	(0.08)	(0.12)
Net realized and unrealized gains (losses) on investments	1.03		(0.04)	0.03		2.08	2.16	(5.03)
Total from investment operations	0.94		(0.19)	(0.14)		1.94	2.08	(5.15)

Less Distributions:
Dividends from net investment income	—		—	—		—	—	—
Dividends from net realized gains	—		—	—		—	—	(1.23)
Total distributions	—		—	—		—	—	(1.23)
Paid-in capital from redemption fees	—		0.00 (2)	0.00	(2)	0.01	0.01	0.00 (2)
Net asset value, end of period	$11.61		$10.67	$10.86		$11.00	$9.05	$6.96

TOTAL RETURN	8.81	%(3)	(1.75)%	(1.27)%		21.55%	30.03%	(42.30)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$4.36		$4.44	$5.70		$8.21	$8.39	$7.69
Ratio of expenses to average net assets:
Before expense reimbursement	3.05	%(4)	3.20%	2.79%		2.50%	3.00%	1.92%
After expense reimbursement	1.95	%(4)	1.95%	1.95%		1.95%	1.95%	1.84%
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(2.15	)%(4)	(2.39)%	(2.38)%		(1.64)%	(2.10)%	(0.68)%
After expense reimbursement	(1.05	)%(4)	(1.14)%	(1.54)%		(1.10)%	(1.05)%	(0.60)%
Portfolio turnover rate(5)	64	%(3)	138%	141%		353%	211%	175%

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Not Annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Financial Highlights
Hennessy Technology Fund

For an Institutional Class share outstanding throughout each period

	Six Months
	Ended					Period
	April 30,		For the Year Ended			Ended
	2013		October 31,			October 31,
	(Unaudited)		2012	2011		2010(1)
PER SHARE DATA:
Net asset value, beginning of period	$10.73		$10.89	$11.00		$10.46

Income from investment operations:
Net investment income (loss)	(0.05)		(0.11)	(0.14	)(2)	(0.07)
Net realized and unrealized gains (losses) on investments	1.01		(0.05)	0.03		0.61
Total from investment operations	0.96		(0.16)	(0.11)		0.54
Paid-in capital from redemption fees	—		0.00 (3)	0.00	(3)	0.00	(3)
Net asset value, end of period	$11.69		$10.73	$10.89		$11.00

TOTAL RETURN	8.95	%(4)	(1.47)%	(1.00)%		5.16	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$1.04		$0.93	$1.16		$4.61
Ratio of expenses to average net assets:
Before expense reimbursement	2.82	%(5)	4.11%	3.45%		2.34	%(5)
After expense reimbursement	1.70	%(5)	1.70%	1.70%		1.70	%(5)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(1.94	)%(5)	(3.31)%	(2.99)%		(1.41	)%(5)
After expense reimbursement	(0.82	)%(5)	(0.90)%	(1.24)%		(0.77	)%(5)
Portfolio turnover rate(6)	64	%(4)	138%	141%		353	%(4)

(1)	Institutional Class shares commenced operations on March 12, 2010.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not Annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Highlights
Hennessy Japan Fund

For an Investor Class share outstanding throughout each period

	Six Months
	Ended
	April 30,
	2013		Year Ended October 31,
	(Unaudited)		2012	2011	2010	2009(1)	2008(1)
PER SHARE DATA:
Net asset value, beginning of period	$15.40		$13.99	$12.58	$11.38	$9.73	$16.24

Income from investment operations:
Net investment income (loss)	(0.01)		(0.02)	(0.10)	(0.04)	0.02	0.05
Net realized and unrealized gains (losses) on securities	3.05		1.43	1.51	1.25	1.66	(6.56)
Total from investment operations	3.04		1.41	1.41	1.21	1.68	(6.51)

Less Distributions:
Dividends from net investment income	(0.01)		—	—	(0.01)	(0.03)	—
Dividends from net realized gains	—		—	—	—	—	—
Return of capital	—		—	—	(0.01)	—	—
Total distributions	(0.01)		—	—	(0.02)	(0.03)	—
Paid-in capital from redemption fees	—		—	—	0.01	0.00 (2)	0.00 (2)
Net asset value, end of period	$18.43		$15.40	$13.99	$12.58	$11.38	$9.73

TOTAL RETURN	19.75	%(3)	10.08%	11.21%	11.04%	17.36%	(40.09)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$22.30		$10.38	$14.81	$20.01	$28.29	$15.86
Ratio of expenses to average net assets:
Before expense reimbursement	1.99	%(4)	2.03%	1.86%	1.71%	1.75%	1.72%
After expense reimbursement	1.99	%(4)	2.03%	1.86%	1.59%	1.24%	1.25%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.40	)%(4)	(0.09)%	(0.54)%	(0.27)%	(0.34)%	(0.10)%
After expense reimbursement	(0.40	)%(4)	(0.09)%	(0.54)%	(0.15)%	0.17%	0.37%
Portfolio turnover rate(5)	7	%(3)	2%	166%	8%	17%	35%

(1)
The financial highlights set forth for periods prior to September 17, 2009 represent the historical financial highlights of the SPARX Japan Fund.  On September 17, 2009, Hennessy Advisors, Inc. became the investment advisor to the Fund and the Fund changed its name to the Hennessy Select SPARX Japan Fund.  In October 2012, the Fund changed its name to the Hennessy Japan Fund.

(2)	Amount is less than $0.01.
(3)	Not Annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Financial Highlights
Hennessy Japan Fund

For an Institutional Class share outstanding throughout each period

	Six Months
	Ended
	April 30,
	2013		Year Ended October 31,
	(Unaudited)		2012	2011	2010	2009(1)	2008(1)
PER SHARE DATA:
Net asset value, beginning of period	$15.60		$14.14	$12.66	$11.44	$9.78	$16.33

Income from investment operations:
Net investment income (loss)	(0.03)		0.02	0.03	0.01	0.03	0.05
Net realized and unrealized gains (losses) on securities	3.12		1.44	1.45	1.23	1.66	(6.60)
Total from investment operations	3.09		1.46	1.48	1.24	1.69	(6.55)

Less Distributions:
Dividends from net investment income	(0.01)		—	—	(0.01)	(0.03)	—
Dividends from net realized gains	—		—	—	—	—	—
Return of capital	—		—	—	(0.01)	—	—
Total distributions	(0.01)		—	—	(0.02)	(0.03)	—
Paid-in capital from redemption fees	—		—	—	—	0.00 (2)	0.00 (2)
Net asset value, end of period	$18.68		$15.60	$14.14	$12.66	$11.44	$9.78

TOTAL RETURN	19.85	%(3)	10.33%	11.69%	11.07%	17.37%	(40.11)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$7.60		$8.94	$9.70	$23.57	$25.55	$37.03
Ratio of expenses to average net assets:
Before expense reimbursement	1.76	%(4)	1.85%	1.64%	1.45%	1.75%	1.72%
After expense reimbursement	1.76	%(4)	1.85%	1.64%	1.40%	1.24%	1.25%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.35	)%(4)	0.13%	0.19%	0.02%	(0.34)%	(0.10)%
After expense reimbursement	(0.35	)%(4)	0.13%	0.19%	0.07%	0.17%	0.37%
Portfolio turnover rate(5)	7	%(3)	2%	166%	8%	17%	35%
(1)
The financial highlights set forth for periods prior to September 17, 2009 represent the historical financial highlights of the SPARX Japan Fund.  On September 17, 2009, Hennessy Advisors, Inc. became the investment advisor to the Fund and the Fund changed its name to the Hennessy Select SPARX Japan Fund.  In October 2012, the Fund changed its name to the Hennessy Japan Fund.

(2)	Amount is less than $0.01 or $(0.01).
(3)	Not Annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Financial Highlights
Hennessy Japan Small Cap Fund

For an Investor Class share outstanding throughout each period

	Six Months
	Ended
	April 30,
	2013		Year Ended October 31,
	(Unaudited)		2012	2011	2010	2009(1)	2008(1)
PER SHARE DATA:
Net asset value, beginning of period	$10.54		$10.09	$9.23	$9.74	$6.87	$10.98

Income from investment operations:
Net investment income (loss)	0.12		0.68	0.06	— (2)	0.07	0.02 (3)
Net realized and unrealized gains (losses) on securities	3.00		1.17	0.80	(0.10)	2.80	(4.08)
Total from investment operations	3.12		0.49	0.86	(0.10)	2.87	(4.06)

Less Distributions:
Dividends from net investment income	—		(0.04)	—	(0.42)	—	(0.07)
Dividends from net realized gains	(2.34)		—	—	—	—	—
Total distributions	(2.34)		(0.04)	—	(0.42)	—	(0.07)
Paid-in capital from redemption fees	—		—	—	0.01	0.00 (2)	0.02
Net asset value, end of period	$11.32		$10.54	$10.09	$9.23	$9.74	$6.87

TOTAL RETURN	36.03	%(4)	4.91%	9.32%	(0.72)%	41.78%	(37.00)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$20.88		$5.11	$24.08	$15.17	$16.20	$11.74
Ratio of expenses to average net assets:
Before expense reimbursement	2.45	%(5)	2.33%	2.10%	2.14%	3.10%	4.47%
After expense reimbursement	2.45	%(5)	2.33%	2.10%	2.01%	1.60%	1.60%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.97	%(5)	(0.66)%	0.17%	(0.14)%	(0.86)%	(2.60)%
After expense reimbursement	0.97	%(5)	(0.66)%	0.17%	(0.01)%	0.64%	0.26%
Portfolio turnover rate	37	%(4)	49%	61%	100%	138%	55%

(1)
The financial highlights set forth for periods prior to September 17, 2009 represent the historical financial highlights of the SPARX Japan Smaller Companies Fund. On September 17, 2009, Hennessy Advisors, Inc. became the investment advisor to the Fund and the Fund changed its name to the Hennessy Select SPARX Japan Smaller Companies Fund.  In October 2012, the Fund changed its name to the Hennessy Japan Small Cap Fund.

(2)	Amount is less than $0.01 or $(0.01).
(3)	Calculated based on average shares outstanding.
(4)	Not Annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Notes to the Financial Statements
April 30, 2013 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Growth Fund (the “Growth Fund”), Hennessy Cornerstone Mid Cap 30 Fund (the “Mid Cap 30 Fund”) and Hennessy Cornerstone Value Fund (the “Value Fund”) (collectively, the “HMFI Funds”) are each series of Hennessy Mutual Funds, Inc., which was organized as a Maryland corporation on May 20, 1996.  The HMFI Funds are open-end, diversified management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The investment objective of both the Growth Fund and Mid Cap 30 Fund is long-term growth of capital.  The investment objective of the Value Fund is total return, consisting of capital appreciation and current income.

The Hennessy Cornerstone Large Growth Fund (the “Large Growth Fund”), Hennessy Large Value Fund (the “Large Value Fund”), Hennessy Focus Fund (the “Focus Fund”), Hennessy Gas Utility Index Fund (the “Gas Fund”), Hennessy Small Cap Financial Fund (the “Small Cap Financial Fund”), Hennessy Large Cap Financial Fund (the “Large Cap Financial Fund”), Hennessy Technology Fund (the “Technology Fund”), Hennessy Equity and Income Fund (the “Equity and Income Fund”), and Hennessy Core Bond Fund (the “Core Bond Fund”) (collectively, the “HFT Funds”), are each a series of the Hennessy Funds Trust, which was organized as a Delaware statutory trust on September 17, 1992.  The Focus Fund, Gas Fund, Small Cap Financial Fund, Large Cap Financial Fund, Technology Fund, Equity and Income Fund and Core Bond Fund are each a successor to a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  The Focus Fund, Gas Fund, Small Cap Financial Fund, Large Cap Financial Fund, Technology Fund, Equity and Income Fund and Core Bond Fund are the successors to the FBR Focus Fund, FBR Gas Utility Index Fund, FBR Small Cap Financial Fund, FBR Large Cap Financial Fund, FBR Technology Fund, FBR Balanced Fund and the FBR Core Bond Fund, respectively (each, a “Predecessor FBR Fund” and collectively, the “Predecessor FBR Funds”).  Prior to October 26, 2012, each successor HFT Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Funds received Investor Class shares of the corresponding HFT Fund (the Investor Class shares of each HFT Fund are the successor to the accounting and performance information of the corresponding Predecessor FBR Fund), and holders of the Institutional Class shares of the  Predecessor FBR Funds received Institutional Class shares of the corresponding HFT Fund (the Institutional Class shares of each HFT Fund are the successor to the accounting and performance information of the corresponding Predecessor FBR Fund).  The Large Growth Fund, Large Value Fund, Equity and Income Fund and Core Bond Fund are open-end, diversified management investment companies registered under the 1940 Act.  The Focus Fund, Gas Fund, Small Cap Financial Fund, Large Cap Financial Fund and Technology Fund are open-end, non-diversified management investment companies registered under the 1940 Act.  The investment objective of the Large Growth Fund is long-term growth of capital.  The investment objective of the Large Value Fund is long-term growth of capital and current income.  The investment objective of the Focus Fund, Small Cap Financial Fund, Large Cap Financial Fund and Technology Fund is capital appreciation.  The investment objective of the Gas Fund is income and capital appreciation.  The investment objective of the Equity and Income Fund is long-term capital growth and current income.  The investment objective of the Core Bond Fund is current income with capital growth as a secondary objective.

The Hennessy Balanced Fund (the “Balanced Fund”) and Hennessy Total Return Fund (the “Total Return Fund”) (together, the “HFI Funds”) are each series of Hennessy Funds, Inc., which was organized as a Maryland corporation on January 11, 1996.  The HFI Funds are open-end, non-diversified management investment companies registered under the 1940 Act.  The investment objective of the Balanced Fund is a combination of capital appreciation and current income.  The investment objective of the Total Return Fund is total return, consisting of capital appreciation and current income.

The Hennessy Japan Fund (the “Japan Fund”) and the Hennessy Japan Small Cap Fund (the “Japan Small Cap Fund”) (together, the “HSFT Funds”) are each a series of Hennessy SPARX Funds Trust, which was organized as a Massachusetts business trust on July 24, 1995.  The HSFT Funds are open-end, diversified management investment companies registered under the 1940 Act.  Although each of the HSFT Funds will be considered a “diversified” mutual fund, they may employ relatively focused investment strategies and may hold securities of fewer issuers than other diversified funds.  The investment objective of the HSFT Funds is long-term capital appreciation.

The Growth Fund, Focus Fund, Mid Cap 30 Fund, Large Growth Fund, Value Fund, Large Value Fund, Equity and Income Fund, Core Bond Fund, Small Cap Financial Fund, Technology Fund and Japan Fund offer Investor and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  The Total Return Fund, Balanced Fund, Gas Fund, Large Cap Financial Fund and Japan Small Cap Fund offer only Investor Class shares.

The HMFI Funds, HFT Funds, HFI Funds and HSFT Funds collectively comprise the Hennessy Funds (each, a “Fund”, and collectively the “Funds”).

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

HENNESSY FUNDS                                                                                                         1-800-966-4354

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for Federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Growth Fund, Focus Fund, Mid Cap 30 Fund, Large Growth Fund, Value Fund, Large Value Fund, Small Cap Financial Fund, Large Cap Financial Fund, Technology Fund, Japan Fund and Japan Small Cap Fund, if any, are declared and paid out annually, usually in November or December of each year. Dividends from net investment income for the Total Return Fund, Gas Fund, Equity and Income Fund and Balanced Fund are declared and paid on a calendar quarter basis. The Core Bond Fund declares and pays net investment income, if any, monthly.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December of each year, for all of the Funds.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by such Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for such Fund, rounded to the nearest cent. The Funds’ shares will not be priced on days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains or losses.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors.

i).
Forward Contracts – The Funds may enter into forward currency contracts to reduce their exposure to changes in foreign currency exchange rates on their foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2013, the Funds did not enter into any forward contracts.

j).
Repurchase Agreements – The Funds may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient, in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Funds have adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Funds have reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of April 30, 2013, open Federal and state tax years for the Funds include the tax years ended October 31, 2010 through 2012.

l).
Derivatives – The Funds may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.  Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

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The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2013, the Funds did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Funds have adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred subsequent to April 30, 2013 through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

n).
New Accounting Pronouncements – In December 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods.  The guidance requires retrospective applications for all comparative periods presented.  Management is currently evaluating the impact ASU No. 2011-11 will have on the financial statements disclosures.

3).  SECURITIES VALUATION

The Funds have adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post market close subsequent events (foreign markets), little public information exists or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Funds’ own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds and real estate investment trusts, which are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on the Nasdaq National Market System (“Nasdaq”) will be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending net asset value (NAV) provided by the service agent of the Funds and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, such as corporate bonds, asset backed securities, mortgage backed securities, municipal bonds, U.S. Treasuries and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities will generally be classified in level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Short-term securities are generally in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Directors/Trustees of the Funds (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer

HENNESSY FUNDS                                                                                                         1-800-966-4354

represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, value of other like securities and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Funds’ NAVs will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are considered Level 2 prices in the fair valuation hierarchy.  Because the Funds invest in foreign securities, the value of the Funds’ portfolio securities may change on days when you will not be able to purchase or redeem your shares.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Funds’ investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of each Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Funds’ securities as of April 30, 2013 are included with each Fund’s Schedule of Investments.

4).  REVERSE REPURCHASE AGREEMENTS

The Total Return Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price.  Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund.  Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities.  Interest payments made are recorded as a component of interest expense on the Statement of Operations.

For the six months ended April 30, 2013, the average daily balance and average interest rate in effect for reverse repurchase agreements were $29,947,122 and 0.28%, respectively. At April 30, 2013, the interest rate in effect for the outstanding reverse repurchase agreements, which were scheduled to mature on May 16, 2013, ($12,593,000), June 13, 2013 ($8,995,000), and July 18, 2013 ($10,794,000), were 0.27%, 0.25% and 0.25%, respectively. Outstanding reverse repurchase agreements at April 30, 2013 were equal to 39.51% of the Total Return Fund’s net assets.

5).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) during the six months ended April 30, 2013, were as follows:

	Growth	Focus	Mid Cap 30	Large Growth
	Fund	Fund	Fund	Fund
Purchase	$292,040,641	$19,897,120	$198,150,897	$71,640,034
Sales	$299,378,393	$878,023	$205,991,112	$93,240,710

				Equity and
	Value	Large Value	Total Return	Income
	Fund	Fund	Fund	Fund
Purchase	$53,889,536	$64,362,342	$6,768,355	$28,167,117
Sales	$59,095,002	$69,921,547	$6,845,108	$50,873,115

				Small Cap
	Balanced	Core Bond	Gas	Financial
	Fund	Fund	Fund	Fund
Purchase	$548,456	$1,086,683	$172,186,958	$100,207,694
Sales	$2,503,134	$12,688,303	$45,502,650	$78,942,694

	Large Cap
	Financial	Technology	Japan	Japan Small
	Fund	Fund	Fund	Cap
Purchase	$21,861,944	$3,269,730	$4,013,744	$13,776,008
Sales	$35,242,317	$3,683,637	$1,392,443	$4,181,173

Purchases and sales/maturities of long-term U.S. Government Securities for the Equity and Income Fund were $30,625,903 and $58,968,331, respectively, for the six months ended April 30, 2013. Purchases and sales/maturities of long-term U.S. Government Securities for the Balanced Fund were $0 and $4,700,000, respectively, for the six months ended April 30, 2013.  Purchases and

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sales/maturities of long-term U.S. Government Securities for the Core Bond Fund were $8,201,671 and $20,808,913, respectively, for the six months ended April 30, 2013. There were no purchases or sales/maturities of long-term U.S. Government Securities for the Growth Fund, Focus Fund, Mid Cap 30 Fund, Large Growth Fund, Value Fund, Large Value Fund, Total Return Fund, Gas Fund, Small Cap Financial Fund, Large Cap Financial Fund, Technology Fund, Japan Fund or Japan Small Cap Fund for the six months ended April 30, 2013.

6).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Funds. The Advisor provides the Funds with investment management services under a Management Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee from each Fund. The fee is based upon the average daily net assets of the Funds at the annual rate of:

Growth Fund	0.74%	Core Bond Fund	0.80%
Focus Fund	0.90%	Balanced Fund	0.60%
Mid Cap 30 Fund	0.74%	Gas Fund	0.40%
Large Growth Fund	0.74%	Small Cap Financial Fund	0.90%
Value Fund	0.74%	Large Cap Financial Fund	0.90%
Large Value Fund	0.85%	Technology Fund	0.90%
Total Return Fund	0.60%	Japan Fund	1.00%
Equity and Income Fund	0.80%	Japan Small Cap Fund	1.20%

Net Advisor fees payable for the Funds as of April 30, 2013, were:

Growth Fund	$194,349	Balanced Fund	$6,534
Focus Fund	$654,456	Core Bond Fund	$—
Mid Cap 30 Fund	$123,284	Gas Fund	$309,838
Large Growth Fund	$58,042	Small Cap Financial Fund	$188,330
Value Fund	$83,086	Large Cap Financial Fund	$43,473
Large Value Fund	$95,418	Technology Fund	$—
Total Return Fund	$39,730	Japan Fund	$21,217
Equity and Income Fund	$175,708	Japan Small Cap Fund	$17,167

The Advisor has delegated the day-to-day management of the Focus Fund to a sub-advisor, Broad Run Investment Management, LLC.  The Advisor has delegated the day-to-day management of the Large Value Fund to RBC Global Asset Management (U.S.), Inc.. The Advisor has delegated the day-to-day management of the Equity and Income Fund to Financial Counselors, Inc. (“FCI”) and The London Company.  The Advisor has delegated the day-to-day management of the Core Bond Fund to FCI. The Advisor has delegated the day-to-day management of the Japan Fund and Japan Small Cap Fund to SPARX Asset Management Co. Ltd..  The Advisor pays the sub-advisor fees for each of the Funds from its own assets and these fees are not an additional expense of the Funds.

The Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all Federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) do not exceed 0.98% of the Funds’ net assets for the Institutional Class shares of the Growth Fund, Mid Cap 30 Fund, Large Growth Fund, Value Fund and Large Value Fund.  The expense limitation agreement for the Institutional Class shares can only be terminated by the Board.  For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Funds to the extent that total annual Fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  During the three years ended October 31, 2012, no Advisor fees were waived and therefore no expenses are subject to potential recovery.

The Advisor has contractually agreed to limit each class of shares of the Focus Fund, Gas Fund, Small Cap Financial Fund, Large Cap Financial Fund, Technology Fund, Equity and Income Fund and Core Bond Fund total operating expenses and to maintain these limitations with regard to each class of shares of each Fund through February 28, 2015. The following are the limits for the Funds, based on average daily net assets (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses, and for the Equity and Income Fund and Core Bond Fund, also excluding 12b-1 fees):

	Investor Class	Institutional Class
Focus Fund	1.95%	1.70%
Gas Fund	0.85%	N/A
Small Cap Financial Fund	1.95%	1.70%
Large Cap Financial Fund	1.95%	N/A
Technology Fund	1.95%	1.70%
Equity and Income Fund	1.08%*	1.08%
Core Bond Fund	1.05%*	1.05%

*	Amount shown excludes the 12b-1 fee. Including the 12b-1 fee, the amounts are 1.33% and 1.30% for the Equity and Income Fund and Core Bond Fund, respectively.

HENNESSY FUNDS                                                                                                         1-800-966-4354

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Funds to the extent that total annual Fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  The Advisor waived or reimbursed expenses of $3,667, $55,476 and $29,988 for the Equity and Income, Core Bond and Technology Funds, respectively, during the period ended April 30, 2013.  As of April 30, 2013, cumulative expenses subject to potential recovery to the aforementioned conditions and year of expiration are as follows:

	Oct. 31, 2015	Oct. 31, 2016	Total
Equity and Income Fund – Inv. Class	$—	$3,667	$3,667
Equity and Income Fund – Inst. Class	$—	$—	$—
Core Bond Fund – Inv. Class	$755	$10,747	$11,502
Core Bond Fund – Inst. Class	$4	$44,729	$44,733
Technology Fund – Inv. Class	$619	$24,617	$5,236
Technology Fund – Inst. Class	$151	$5,371	$5,522

The Large Value Fund, Japan Fund and Japan Small Cap Fund each have operating expense limitation agreements that have since expired or have been terminated by the Board.  As of April 30, 2013, cumulative expenses subject to potential recovery to the aforementioned conditions and year of expiration are as follows:

	Oct. 31, 2013	Total
Large Value Fund – Inv. Class	$38,444	$38,444
Japan Fund – Inv. Class	$37,425	$37,425
Japan Fund – Inst. Class	$12,915	$12,915
Japan Small Cap Fund – Inv. Class	$19,527	$19,527

The Board has approved a Shareholder Servicing Plan for the Investor Class shares of each of the Growth Fund, Mid Cap 30 Fund, Large Growth Fund, Value Fund, Large Value Fund, Total Return Fund, Balanced Fund, Japan Fund and Japan Small Cap Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Funds. The Plan provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Funds.

Service fees payable for the Funds as of April 30, 2013 were:

Growth Fund	$23,918	Total Return Fund	$6,622
Mid Cap 30 Fund	$12,874	Balanced Fund	$1,089
Large Growth Fund	$6,550	Japan Fund	$1,528
Value Fund	$10,894	Japan Small Cap Fund	$1,430
Large Value Fund	$11,186

The Total Return Fund and Balanced Fund have adopted a plan pursuant to Rule 12b-1 that authorizes payments in connection with the distribution of each such Fund’s shares at an annual rate not to exceed 0.15% of each such Fund’s average daily net assets. The Focus Fund, Small Cap Financial Fund, Large Cap Financial Fund, Technology Fund, Equity and Income Fund and Core Bond Fund have adopted a plan pursuant to Rule 12b-1 that authorizes payments in connection with the distribution of these Funds’ shares at an annual rate of up to 0.25% of each such Fund’s average daily net assets attributable to Investor Class shares. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners and the printing and mailing of sales literature.  The Gas Fund has adopted a plan pursuant to Rule 12b-1 but it will not be implemented prior to October 29, 2014.

The Funds have entered into agreements with various brokers, dealers and financial intermediaries in connection with the sale of shares of the Funds.  The agreements provide for periodic payments by the Funds to the brokers, dealers and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status and facilitating shareholder telephone transactions. Fees paid by the Funds to various brokers, dealers and financial intermediaries for the six months ended April 30, 2013 were:

Growth Fund	$260,479	Balanced Fund	$8,264
Focus Fund	$409,857	Core Bond Fund	$11,043
Mid Cap 30 Fund	$142,107	Gas Fund	$617,315
Large Growth Fund	$15,997	Small Cap Financial Fund	$114,881
Value Fund	$43,381	Large Cap Financial Fund	$35,817
Large Value Fund	$45,348	Technology Fund	$1,316
Total Return Fund	$29,895	Japan Fund	$18,538
Equity and Income Fund	$97,952	Japan Small Cap Fund	$15,384

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. Administrative services under this agreement include custody, distribution, fund accounting, fund administration and transfer agent services.  In addition, the Administrator does the following: prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Board; monitors the activities of the Funds’ custodian, transfer agent and accountants; and coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees paid to the Administrator for the six months ended April 30, 2013 were:

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Growth Fund	$328,610	Balanced Fund	$16,214
Focus Fund	$490,242	Core Bond Fund	$14,727
Mid Cap 30 Fund	$186,422	Gas Fund	$470,499
Large Growth Fund	$106,363	Small Cap Financial Fund	$140,278
Value Fund	$137,606	Large Cap Financial Fund	$35,889
Large Value Fund	$136,184	Technology Fund	$3,259
Total Return Fund	$80,491	Japan Fund	$22,656
Equity and Income Fund	$167,248	Japan Small Cap Fund	$12,276

The Administrator has voluntarily waived all or a portion of its administration fees allocated to the Institutional Class shares of the Growth Fund, Mid Cap 30 Fund, Large Growth Fund, Value Fund and Large Value Fund.  The administration fees voluntarily waived by the Administrator during the six months ended April 30, 2013 were $18,771, $20,670, $13,207, $1,603 and $118, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliated company of U.S. Bank, N.A., the Fund’s Administrator.

7).  FEDERAL TAX INFORMATION

As of October 31, 2012, the Funds’ most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Growth	Focus	Mid Cap 30	Large Growth
	Fund	Fund	Fund	Fund
Cost of investments for tax purposes	$272,787,207	$442,578,126	$162,770,617	$101,226,194
Gross tax unrealized appreciation	44,200,587	357,306,224	30,575,395	18,829,340
Gross tax unrealized depreciation	(15,674,995)	(14,160,506)	(3,255,399)	(10,266,235)
Net tax unrealized appreciation/depreciation	$28,525,592	$343,145,718	$27,319,996	$8,563,105
Undistributed ordinary income	$—	$—	$1,029,849	$1,080,454
Undistributed long-term capital gains	—	63,358,200	—	169,340
Total distributable earnings	$—	$63,358,200	$1,029,849	$1,249,794
Other accumulated gain/(loss)	$(246,589,256)	$(5,555,872)	$(44,993,297)	$(4,061,012)
Total accumulated gain/(loss)	$(218,063,664)	$400,948,046	$(16,643,452)	$5,751,887

				Equity and
	Value	Large Value	Total Return	Income
	Fund	Fund	Fund	Fund
Cost of investments for tax purposes	$108,730,517	$107,067,386	$98,251,218	$279,885,717
Gross tax unrealized appreciation	21,078,375	20,433,398	8,394,757	28,255,283
Gross tax unrealized depreciation	(2,156,189)	(2,008,917)	(170,519)	(4,545,755)
Net tax unrealized appreciation/depreciation	$18,922,186	$18,424,481	$8,224,238	$23,709,528
Undistributed ordinary income	$2,446,268	$1,060,739	$78,405	$312,645
Undistributed long-term capital gains	—	—	—	—
Total distributable earnings	$2,446,268	$1,060,739	$78,405	$312,645
Other accumulated gain/(loss)	$(43,841,856)	$(29,476,742)	$(7,009,187)	$(2,913,369)
Total accumulated gain/(loss)	$(22,473,402)	$(9,991,522)	$1,293,456	$21,108,804

				Small Cap
	Balanced	Core Bond	Gas	Financial
	Fund	Fund	Fund	Fund
Cost of investments for tax purposes	$23,578,357	$34,804,033	$564,677,823	$191,400,745
Gross tax unrealized appreciation	1,793,810	2,158,247	201,268,754	33,959,132
Gross tax unrealized depreciation	(186,959)	(342,459)	(20,757,180)	(14,179,104)
Net tax unrealized appreciation/depreciation	$1,606,851	$1,815,788	$180,511,574	$19,780,028
Net unrealized gain/loss - foreign currency	—	—	(5,245)	—
Undistributed ordinary income	$2,932	$379,230	$3,186,762	$715,079
Undistributed long-term capital gains	—	368,448	14,828,033	—
Total distributable earnings	$2,932	$747,678	$18,014,795	$715,079
Other accumulated gain/(loss)	$(1,233,401)	$—	$—	$(3,658,128)
Total accumulated gain/(loss)	$376,382	$2,563,466	$198,521,124	$16,836,979

HENNESSY FUNDS                                                                                                         1-800-966-4354

	Large Cap
	Financial	Technology	Japan	Japan Small
	Fund	Fund	Fund	Cap
Cost of investments for tax purposes	$61,160,366	$5,457,305	$15,823,302	$5,091,643
Gross tax unrealized appreciation	9,016,974	326,484	4,105,359	590,961
Gross tax unrealized depreciation	(5,456,894)	(373,173)	(677,280)	(454,726)
Net tax unrealized appreciation/depreciation	$3,560,080	$(46,689)	$3,428,079	$136,235
Undistributed ordinary income	$50,837	$—	$—	$—
Undistributed long-term capital gains	—	—	—	1,115,067
Total distributable earnings	$50,837	$—	$—	$1,115,067
Other accumulated gain/(loss)	$(3,635,103)	$(2,273,175)	$(33,406,069)	$(58,667)
Total accumulated gain/(loss)	$(24,186)	$(2,319,864)	$(29,977,990)	$1,192,635

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2012, the Funds had capital loss carryforwards that expire as follows:

Growth Fund	$ 60,841,121	10/31/16
	183,155,263	10/31/17
Mid Cap 30 Fund	3,858,159	10/31/16
	41,135,138	10/31/17
Large Growth Fund	4,061,012	10/31/16
Value Fund	43,841,856	10/31/17
Large Value Fund	29,468,928	10/31/17
Total Return Fund	7,009,187	10/31/17
Equity and Income Fund	2,913,369	10/31/17
Balanced Fund	1,233,401	10/31/17
Small Cap Financial Fund	3,568,128	10/31/19
Large Cap Financial Fund	10,229	10/31/16
	1,162,148	10/31/17
	874,811	10/31/19
	398,257	indefinite (ST)
	1,189,658	indefinite (LT)
Technology Fund	237,174	10/31/16
	1,908,045	10/31/17
	60,544	indefinite (LT)
Japan Fund	4,786,618	10/31/15
	6,231,544	10/31/16
	15,450,664	10/31/17
	6,121,138	10/31/18
	373,080	Indefinite ST
	439,149	Indefinite LT

At October 31, 2012, the Focus Fund, Core Bond Fund, Gas Fund and Japan Small Cap Fund had no tax basis capital losses to offset future capital gains.

During the year ended October 31, 2012, the capital loss carry forwards utilized for each Fund were as follows:

Growth Fund	$5,439,299	Total Return Fund	$3,320,669
Mid Cap 30 Fund	$573,537	Equity and Income Fund	$1,432,437
Large Growth Fund	$2,352	Balanced Fund	$502,700
Value Fund	$2,872,985	Small Cap Financial Fund	$2,807,880
Large Value Fund	$9,750,615	Japan Small Cap Fund	$694,391

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

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At October 31, 2012, the following Funds deferred, on a tax basis, post-October losses of:

	Post October Late Year	Post October
	Ordinary Loss Deferral	Loss Deferral
Growth Fund	$2,592,872	—
Focus Fund	$(5,555,872)	—
Mid Cap 30 Fund	—	—
Large Growth Fund	—	—
Value Fund	—	—
Large Value Fund	—	—
Total Return Fund	—	—
Equity and Income Fund	—	—
Balanced Fund	—	—
Core Bond Fund	—	—
Gas Fund	—	—
Small Cap Financial Fund	—	—
Large Cap Financial Fund	—	—
Technology Fund	$(64,030)	—
Japan Fund	—	—
Japan Small Cap Fund	$57,735	—

The tax character of distributions paid during 2013 and 2012 for the Funds were as follows:

	Six Months Ended	Year Ended
Growth Fund	April 30, 2013	October 31, 2012
Ordinary Income	$—	$—
Long-term capital gain	—	—
	$—	$—

	Six Months Ended	Year Ended
Focus Fund	April 30, 2013	October 31, 2012
Ordinary Income	$—	$—
Long-term capital gain	63,640,872	68,842,192
	$63,640,872	$68,842,192

	Six Months Ended	Year Ended
Mid Cap 30 Fund	April 30, 2013	October 31, 2012
Ordinary Income	$2,325,856	$—
Long-term capital gain	—	—
	$2,325,856	$—

	Six Months Ended	Year Ended
Large Growth Fund	April 30, 2013	October 31, 2012
Ordinary Income	$1,080,469	$559,148
Long-term capital gain	169,386	15,375,965
	$1,249,855	$15,935,113

	Six Months Ended	Year Ended
Value Fund	April 30, 2013	October 31, 2012
Ordinary Income	$3,339,992	$3,834,285
Long-term capital gain	—	—
	$3,339,992	$3,834,285

	Six Months Ended	Year Ended
Large Value Fund	April 30, 2013	October 31, 2012
Ordinary Income	$1,438,863	$1,007,759
Long-term capital gain	—	—
	$1,438,863	$1,007,759

	Six Months Ended	Year Ended
Total Return Fund	April 30, 2013	October 31, 2012
Ordinary Income	$501,289	$1,013,041
Long-term capital gain	—	—
	$501,289	$1,013,041

HENNESSY FUNDS                                                                                                         1-800-966-4354

	Six Months Ended	Year Ended
Equity and Income Fund	April 30, 2013	October 31, 2012
Ordinary Income	$2,986,883	$3,322,362
Long-term capital gain	—	—
	$2,986,883	$3,322,362

	Six Months Ended	Year Ended
Balanced Fund	April 30, 2013	October 31, 2012
Ordinary Income	$23,090	$81,724
Long-term capital gain	—	—
	$23,090	$81,724

	Six Months Ended	Year Ended
Core Bond Fund	April 30, 2013	October 31, 2012
Ordinary Income	$363,903	$1,054,980
Long-term capital gain	745,383	141,198
	$1,109,286	$1,196,178

	Six Months Ended	Year Ended
Gas Fund	April 30, 2013	October 31, 2012
Ordinary Income	$10,270,374	$18,087,340
Long-term capital gain	17,562,108	1,903,385
	$27,832,482	$19,990,725

	Six Months Ended	Year Ended
Small Cap Financial Fund	April 30, 2013	October 31, 2012
Ordinary Income	$1,639,753	$3,181,624
Long-term capital gain	—	—
	$1,639,753	$3,181,624

	Six Months Ended	Year Ended
Large Cap Financial Fund	April 30, 2013	October 31, 2012
Ordinary Income	$50,837	$—
Long-term capital gain	—	—
	$50,837	$—

	Six Months Ended	Year Ended
Technology Fund	April 30, 2013	October 31, 2012
Ordinary Income	$—	$—
Long-term capital gain	—	—
	$—	$—

	Six Months Ended	Year Ended
Japan Fund	April 30, 2013	October 31, 2012
Ordinary Income	$12,868	$—
Long-term capital gain	—	—
	$12,868	$—

	Six Months Ended	Year Ended
Japan Small Cap Fund	April 30, 2013	October 31, 2012
Ordinary Income	$—	$99,101
Long-term capital gain	1,115,069	—
	$1,115,069	$99,101

8).  FUND REORGANIZATIONS

On October 25, 2012, the shareholders of the FBR Large Cap Fund, FBR Mid Cap Fund and FBR Small Cap Fund approved the agreement and plan of reorganization providing for the transfer of assets and the assumption of liabilities of such funds by each of the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, and the Hennessy Cornerstone Growth Fund, respectively.  The reorganization was effective as of the close of business on October 26, 2012.  The following tables illustrate the specifics of each Fund’s reorganization:

FBR Large Cap	Shares issued to Shareholders	Hennessy Cornerstone
Fund Net Assets	of FBR Large Cap Fund	Large Growth Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$33,698,161(1)	3,110,613	$75,963,129	$109,661,290	Non-taxable

(1)	Includes accumulated realized losses and unrealized appreciation in the amounts of ($8,751,401) and $4,423,584 respectively.

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FBR Mid Cap	Shares issued to Shareholders	Hennessy Cornerstone
Fund Net Assets	of FBR Mid Cap Fund	Mid Cap 30 Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$16,374,686(1)	1,154,875	$171,822,952	$188,197,638	Non-taxable

(1)	Includes accumulated realized losses and unrealized appreciation in the amounts of ($3,572,309) and $2,496,269 respectively.

FBR Small Cap	Shares issued to Shareholders	Hennessy Cornerstone
Fund Net Assets	of FBR Small Cap Fund	Growth Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$34,071,809(1)	2,732,499	$265,131,165	$299,202,974	Non-taxable

(1)	Includes accumulated realized losses and unrealized appreciation in the amounts of ($5,680,576) and $1,928,859 respectively.

Assuming the reorganization had been completed on November 1, 2011, the beginning of the annual reporting period of each of the respective Funds, the pro forma results of operations (unaudited) for the year ended October 31, 2012, would have been as follows:

	Hennessy Cornerstone	Hennessy Cornerstone	Hennessy Cornerstone
	Growth Fund	Mid Cap 30 Fund	Large Growth Fund
Net investment income/(loss)	$(1,277,452)	$1,183,817	$1,514,359
Net realized gain/(loss) on investments	$6,068,686	$415,390	$501,406
Change in unrealized appreciation/depreciation on investments	$46,095,075	$22,755,030	$7,914,251
Net increase/(decrease) in net assets resulting from operations	$50,886,309	$24,354,237	$9,930,016

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings for the respective FBR Funds that have been included in each of the Funds’ statement of operations since October 26, 2012.

On October 25, 2012, the shareholders of the FBR Focus Fund, FBR Gas Utility Index Fund, FBR Small Cap Financial Fund, FBR Large Cap Financial Fund, FBR Technology Fund, FBR Balanced Fund and FBR Core Bond Fund approved the agreement and plan of reorganization providing for the transfer of assets and the assumption of liabilities of such funds by each of the Hennessy Focus Fund, Hennessy Gas Utility Index Fund, Hennessy Small Cap Financial Fund, Hennessy Large Cap Financial Fund, Hennessy Technology Fund, Hennessy Equity and Income Fund and Hennessy Core Bond Fund, respectively.  Each of the FBR Funds was reorganized into a  Fund created to carry out the reorganizations, with each  Fund having the same investment objective and substantially similar principal investment strategies as its corresponding FBR Fund.  The reorganization was effective as of the close of business on October 26, 2012.  The following tables illustrate the specifics of each Fund’s reorganization:

FBR Focus Fund	Shares issued to Shareholders	Hennessy Focus Fund
Net Assets	of FBR Focus Fund	Net Assets	Combined Net Assets	Tax Status of Transfer
$778,311,000(1)	15,154,076	$0	$778,311,000	Non-taxable

(1)	Includes accumulated realized gains and unrealized appreciation in the amounts of $132,243,088 and $336,125,053 respectively.

FBR Gas Utility Index	Shares issued to Shareholders	Hennessy Gas Utility Index
Fund Net Assets	of FBR Gas Utility Index Fund	Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$741,949,009(2)	32,378,877	$0	$741,949,009	Non-taxable

(2)	Includes accumulated realized gains and unrealized appreciation in the amounts of $3,950,643 and $194,357,194 respectively.

FBR Small Cap Financial	Shares issued to Shareholders	Hennessy Small Cap
Fund Net Assets	of FBR Small Cap Financial Fund	Financial Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$210,320,731(3)	12,112,883	$0	$210,320,883	Non-taxable

(3)	Includes accumulated realized losses and unrealized appreciation in the amounts of ($7,187,955) and $22,624,133 respectively.

FBR Large Cap Financial	Shares issued to Shareholders	Hennessy Large Cap
Fund Net Assets	of FBR Large Cap Financial Fund	Financial Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$64,199,213(4)	4,567,064	$0	$64,199,213	Non-taxable

(4)	Includes accumulated realized losses and unrealized appreciation in the amounts of ($7,700,523) and $7,128,156 respectively.

FBR Technology	Shares issued to Shareholders	Hennessy Technology
Fund Net Assets	of FBR Technology Fund	Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$5,413,138(5)	504,081	$0	$5,413,138	Non-taxable

(5)	Includes accumulated realized losses and unrealized appreciation in the amounts of ($2,345,527) and $119,831 respectively.

FBR Balanced Fund	Shares issued to Shareholders	Hennessy Equity and
Net Assets	of FBR Balanced Fund	Income Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$304,557,978(6)	22,268,632	$0	$304,557,978	Non-taxable

(6)	Includes accumulated realized losses and unrealized appreciation in the amounts of ($2,836,830) and $22,782,279 respectively.

FBR Core Bond	Shares issued to Shareholders	Hennessy Core Bond
Fund Net Assets	of FBR Core Bond Fund	Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$36,814,419(7)	4,033,537	$0	$36,814,419	Non-taxable

(7)	Includes accumulated realized gains and unrealized appreciation in the amounts of $1,455,845 and $1,687,723 respectively.

HENNESSY FUNDS                                                                                                         1-800-966-4354

Expense Example (Unaudited)
April 30, 2013

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees, service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 through April 30, 2013.

Actual Expenses
The first set of lines of the table below provide information about actual account values and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by the Administrator acting in its capacity as transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under GAAP.  You may use the information within these lines, together with the amount you invested, to estimate the expenses that you paid over the six-month period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second set of lines within the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Investor Class	11/1/12	4/30/13	11/1/12 – 4/30/13

Actual
Growth Fund – Investor Class	$1,000.00	$1,117.90	$ 6.77
Focus Fund – Investor Class	$1,000.00	$1,185.60	$ 7.64
Mid Cap 30 Fund – Investor Class	$1,000.00	$1,174.30	$ 7.01
Large Growth Fund – Investor Class	$1,000.00	$1,116.40	$ 6.19
Value Fund – Investor Class	$1,000.00	$1,142.40	$ 6.53
Large Value Fund – Investor Class	$1,000.00	$1,152.80	$ 7.15
Total Return Fund – Investor Class	$1,000.00	$1,113.10	$ 6.71
Equity and Income Fund – Investor Class	$1,000.00	$1,098.10	$ 6.97
Balanced Fund – Investor Class	$1,000.00	$1,070.00	$ 8.88
Core Bond Fund – Investor Class	$1,000.00	$1,013.80	$ 6.49
Gas Utility Index Fund – Investor Class	$1,000.00	$1,179.10	$ 4.16
Small Cap Financial Fund – Investor Class	$1,000.00	$1,134.90	$ 7.62
Large Cap Financial Fund – Investor Class	$1,000.00	$1,169.80	$ 8.50
Technology Fund – Investor Class	$1,000.00	$1,088.10	$10.10
Japan Fund – Investor Class	$1,000.00	$1,197.50	$10.84
Japan Small Cap Fund – Investor Class	$1,000.00	$1,360.30	$14.34

Hypothetical (5% return before expenses)
Growth Fund – Investor Class	$1,000.00	$1,018.40	$ 6.46
Focus Fund – Investor Class	$1,000.00	$1,017.80	$ 7.05
Mid Cap 30 Fund – Investor Class	$1,000.00	$1,018.35	$ 6.51
Large Growth Fund – Investor Class	$1,000.00	$1,018.94	$ 5.91
Value Fund – Investor Class	$1,000.00	$1,018.70	$ 6.16
Large Value Fund – Investor Class	$1,000.00	$1,018.15	$ 6.71
Total Return Fund – Investor Class	$1,000.00	$1,018.45	$ 6.41
Equity and Income Fund – Investor Class	$1,000.00	$1,018.15	$ 6.71
Balanced Fund – Investor Class	$1,000.00	$1,016.22	$ 8.65
Core Bond Fund – Investor Class	$1,000.00	$1,018.35	$ 6.51
Gas Utility Index Fund – Investor Class	$1,000.00	$1,020.98	$ 3.86
Small Cap Financial Fund – Investor Class	$1,000.00	$1,017.65	$ 7.20
Large Cap Financial Fund – Investor Class	$1,000.00	$1,016.96	$ 7.90
Technology Fund – Investor Class	$1,000.00	$1,015.12	$ 9.74
Japan Fund – Investor Class	$1,000.00	$1,014.93	$ 9.94
Japan Small Cap Fund – Investor Class	$1,000.00	$1,012.65	$12.23

(1)
Expenses are equal to the Growth Fund’s expense ratio of 1.29%, the Focus Fund’s expense ratio of 1.41% the Mid Cap 30 Fund’s expense ratio of 1.30%, the Large Growth Fund’s expense ratio of 1.18%, the Value Fund’s expense ratio of 1.23%, the Large Value Fund’s expense ratio of 1.34%, the Total Return Fund’s expense ratio of 1.28%, the Equity and Income Fund’s expense ratio of 1.34%, the Balanced Fund’s expense ratio of 1.73%, the Core Bond Fund’s Expense ratio of 1.30%, the Gas Fund’s expense ratio of 0.77%, the Small Cap Financial Fund’s expense ratio of 1.44%, the Large Cap Financial Fund’s expense ratio of 1.58%, the Technology Fund’s expense ratio of 1.95%, the Japan Fund’s expense ratio of 1.99%, and the Japan Small Cap Fund’s expense ratio of 2.45% multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                         1-800-966-4354

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Institutional Class	11/1/12	4/30/13	11/1/12 – 4/30/13

Actual
Growth Fund – Institutional Class	$1,000.00	$1,120.10	$ 5.15
Focus Fund – Institutional Class Class	$1,000.00	$1,187.10	$ 6.18
Mid Cap 30 Fund – Institutional Class	$1,000.00	$1,175.50	$ 5.29
Large Growth Fund – Institutional Class	$1,000.00	$1,117.70	$ 5.15
Value Fund – Institutional Class	$1,000.00	$1,143.80	$ 5.21
Large Value Fund – Institutional Class	$1,000.00	$1,154.90	$ 5.24
Equity and Income Fund – Institutional Class	$1,000.00	$1,099.80	$ 5.36
Core Bond Fund – Institutional Class	$1,000.00	$1,014.70	$ 5.25
Small Cap Financial Fund – Institutional Class	$1,000.00	$1,135.90	$ 6.14
Technology Fund – Institutional Class	$1,000.00	$1,089.50	$ 8.81
Japan Fund – Institutional Class	$1,000.00	$1,198.50	$ 9.59

Hypothetical (5% return before expenses)
Growth Fund – Institutional Class	$1,000.00	$1,019.93	$ 4.91
Focus Fund – Institutional Class Class	$1,000.00	$1,019.14	$ 5.71
Mid Cap 30 Fund – Institutional Class	$1,000.00	$1,019.93	$ 4.91
Large Growth Fund – Institutional Class	$1,000.00	$1,019.93	$ 4.91
Value Fund – Institutional Class	$1,000.00	$1,019.93	$ 4.91
Large Value Fund – Institutional Class	$1,000.00	$1,019.93	$ 4.91
Equity and Income Fund – Institutional Class	$1,000.00	$1,019.69	$ 5.16
Core Bond Fund – Institutional Class	$1,000.00	$1,019.59	$ 5.26
Small Cap Financial Fund – Institutional Class	$1,000.00	$1,019.04	$ 5.81
Technology Fund – Institutional Class	$1,000.00	$1,016.36	$ 8.50
Japan Fund – Institutional Class	$1,000.00	$1,016.07	$ 8.80

(2)
Expenses are equal to the Growth Fund’s expense ratio of 0.98%, the Focus Fund’s expense ratio of 1.14%, the Mid Cap 30 Fund’s expense ratio of 0.98%, the Large Growth Fund’s expense ratio of 0.98%, the Value Fund’s expense ratio of 0.98%, the Large Value Fund’s expense ratio of 0.98%, the Equity and Income Fund’s expense ratio of 1.03%, the Core Bond Fund’s expense ratio of 1.05%, the Small Cap Financial Fund’s expense ratio of 1.16%, the Technology Fund’s expense ratio of 1.70%, and the Japan Fund’s expense ratio of 1.76%, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

WWW.HENNESSYFUNDS.COM

How to Obtain a Copy of the Funds’ Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds website at www.hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. Hennessy Funds’ proxy voting record is available on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Funds’ N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For the fiscal year ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Growth Fund	0.00%
Focus Fund	0.00%
Mid Cap 30 Fund	0.00%
Large Growth Fund	100.00%
Value Fund	100.00%
Large Value Fund	100.00%
Total Return Fund	100.00%
Equity and Income Fund	80.59%
Balanced Fund	100.00%
Core Bond Fund	16.15%
Gas Fund	98.42%
Small Cap Financial Fund	100.00%
Large Cap Financial Fund	0.00%
Technology Fund	0.00%
Japan Fund	0.00%
Japan Small Cap Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2012, was as follows:

Growth Fund	0.00%
Focus Fund	0.00%
Mid Cap 30 Fund	0.00%
Large Growth Fund	100.00%
Value Fund	100.00%
Large Value Fund	100.00%
Total Return Fund	100.00%
Equity and Income Fund	80.80%
Balanced Fund	100.00%
Core Bond Fund	15.75%
Gas Fund	94.00%
Small Cap Financial Fund	100.00%
Large Cap Financial Fund	0.00%
Technology Fund	0.00%
Japan Fund	0.00%
Japan Small Cap Fund	0.00%

HENNESSY FUNDS                                                                                                         1-800-966-4354

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Growth Fund	0.00%
Focus Fund	0.00%
Mid Cap 30 Fund	0.00%
Large Growth Fund	100.00%
Value Fund	100.00%
Large Value Fund	100.00%
Total Return Fund	100.00%
Equity and Income Fund	0.00%
Balanced Fund	100.00%
Core Bond Fund	13.00%
Gas Fund	11.00%
Small Cap Financial Fund	0.00%
Large Cap Financial Fund	0.00%
Technology Fund	0.00%
Japan Fund	0.00%
Japan Small Cap Fund	0.00%

Householding

To help keep the Funds’ costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

WWW.HENNESSYFUNDS.COM

Board Approval of Continuation of Investment Advisory Agreements

At its meeting on March 6, 2013, the Board unanimously approved the continuation of the investment advisory agreements and, as applicable, sub-advisory agreements (collectively, referred to as the “advisory agreements”) of the following funds (for purposes of this section only, each a “Fund” and, collectively, the “Funds”):

•	Hennessy Balanced Fund
•	Hennessy Total Return Fund
•	Hennessy Cornerstone Growth Fund
•	Hennessy Cornerstone Value Fund
•	Hennessy Cornerstone Mid Cap 30 Fund
•	Hennessy Cornerstone Large Growth Fund
•	Hennessy Large Value Fund
•	Hennessy Japan Fund
•	Hennessy Japan Small Cap Fund

The Board noted that the Advisor performs the services identified below for the Funds (the Board also noted that the sub-advisors for certain of the Funds perform certain services).  In assessing these services, the Advisor and the sub-advisors, the Board referenced the Advisor’s Form ADV, the sub-advisors’ Form ADVs and copies of the advisory agreements.

•
Acts as portfolio manager for the Funds (other than the Hennessy Large Value Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund) and the following additional funds: Hennessy Large Cap Financial Fund, Hennessy Small Cap Financial Fund, Hennessy Technology Fund and Hennessy Gas Utility Index Fund.  The Advisor holds the patent rights to the formulas used for the Hennessy Cornerstone Growth Fund and the Hennessy Cornerstone Value Fund.  In providing investment management services, the Advisor manages the composition of the portfolio of these funds, including the purchase, retention and disposition thereof, in accordance with their investment objectives, policies and restrictions.

•
Oversees the sub-advisors for the Hennessy Large Value Fund, the Hennessy Japan Fund, the Hennessy Japan Small Cap Fund, the Hennessy Focus Fund, the Hennessy Core Bond Fund, and the Hennessy Equity and Income Fund.  The sub-advisors act as portfolio managers to these funds, managing the composition of the portfolio of these funds, including the purchase, retention and disposition thereof, in accordance with their investment objectives, policies and restrictions.

•	Pays the incentive compensation of the Funds’ Chief Compliance Officer.

•
Provides responsive customer and shareholder servicing, which consists of providing a call center to respond to shareholder inquiries, including specific mutual fund account information.  Shareholders can contact the Advisor directly during office hours.  The Advisor endeavors to answer all calls in person within two rings of the telephone.

•
Oversees distribution of the Funds through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse and Pershing.  The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Funds, which allows customers to purchase the Funds through third party distribution channels without paying a transaction fee.  The Advisor compensates a number of these third-party providers of NTF programs out of its own revenues and not those of the Funds.

•	Oversees those third-party service providers that support the Funds in providing fund accounting, fund administration, fund distribution, transfer agency and custodial services.

The Board compared the performance of each Fund to benchmark indices over various periods of time and concluded that the positive performance of each Fund warranted the continuation of the advisory agreements.

The Board reviewed the Funds’ expense ratios and comparable expense ratios for funds comparable to the nine Funds being reviewed.  The Board used data from Morningstar as presented in the charts in the Board materials provided to the Directors/ Trustees showing funds similar in asset size and investment objective to each of the Funds.  After reviewing and discussing these materials, the Board determined that the expense ratios of the Funds fall within the range of the ratios of other comparable funds and concluded that the expenses of each Fund were reasonable.

The Board considered the fees charged by the Advisor and the sub-advisors to those of funds similar in asset size and investment objective to each of the Funds and concluded the advisory fees of each Fund were reasonable and warranted continuation of the advisory agreements.  The Directors/Trustees noted that the investment advisory fees are not adjusted if economies of scale are realized as the Funds grow, but did not consider that factor to be significant in light of the other factors considered.

The Board considered the profitability of the Advisor with respect to each Fund and the profitability of the sub-advisors with respect to the sub-advised Funds and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Funds and their shareholders, as it ensures that the Funds are operated efficiently.

All of the factors above were considered separately by the Directors/Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Funds (the “Independent Directors/Trustees”) in an executive session during which management of the Advisor was not present.  The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreements.  The Board was also assisted in its review, consideration and discussion of the advisory agreements by a memorandum prepared by legal counsel that summarized the Board’s obligations.  Based on the factors discussed above, the Board, including all of the Independent Directors/Trustees, recommended continuation of the advisory agreements.

HENNESSY FUNDS                                                                                                         1-800-966-4354

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

DIRECTORS/TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRMS
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

www.hennessyfunds.com|1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

WWW.HENNESSYFUNDS.COM

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedules of Investments are included as part of the report to stockholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effectively designed to ensure that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Hennessy Mutual Funds, Inc.

By (Signature and Title)      /s/Neil J. Hennessy
Neil J. Hennessy, President

Date   July 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Neil J. Hennessy
Neil J. Hennessy, President

Date   July 9, 2013

By (Signature and Title)      /s/Teresa M. Nilsen
Teresa M. Nilsen, Treasurer

Date   July 9, 2013